UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-04000

CaLvert Variable Products, Inc.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Year ended December 31, 2011

Item 1.  Report to Stockholders.

[Calvert VP SRI Large Cap Value Portfolio Annual Report to Shareholders]

[Calvert  VP S&P 500 Index Portfolio Annual Report to Shareholders]

[Calvert VP S&P MidCap 400 Index Portfolio Annual Report to Shareholders]

[Calvert  VP Nasdaq-100 Index Portfolio Annual Report to Shareholders]

[Calvert  VP Russell 2000 Small Cap Index Portfolio Annual Report to Shareholders]

[Calvert VP EAFE International Index Portfolio Annual Report to Shareholders]

[Calvert VP Barclays Capital Aggregate Bond Index Portfolio Annual Report to Shareholders]

[Calvert  VP Inflation Protected Plus Portfolio Annual Report to Shareholders]

[Calvert VP Natural Resources Portfolio Annual Report to Shareholders]

Calvert VP SRI Large Cap Value Portfolio

Annual Report
December 31, 2011

Calvert INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description
Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP SRI LARGE CAP VALUE PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Calvert Investment Management, Inc.

Investment Performance

For the 12-month period ended December 31, 2011, Calvert VP SRI Large Cap Value returned -1.68% versus 0.39% for the Russell 1000 Value Index. The underperformance was primarily due to adverse stock selection in the Financials sector.

Investment Climate

The past 12 months witnessed continued positive economic growth but at a slowing pace, exacerbated by domestic political gridlock and European Union financing pains. The overriding U.S. economic concern was the high unemployment rate, which started the year at 9.4% and ended at a still high 8.6%. This kept a lid on inflation but also prevented the federal government from seriously attacking the budget deficit. In the meantime, GDP growth hovered around 2% for most of the year.

The combination of high unemployment and low economic growth collided as Congress was unable to pass yet another debt ceiling increase this past July and the White House began scrambling to increase employment and economic growth. However, Congress rebuffed notions of putting the country further into debt for a short-term economic boost.

Unfortunately, Europe’s fiscal woes were far worse. The euro ties many European nations together and restricts the ability of the weaker countries to devalue their currency to boost economic growth. Germany and France continued to defend the common currency, despite resistance from their citizens about supporting the more profligate partners. In the end, Europe continued to postpone a feasible solution to the mounting debt of the weak nations (Portugal, Ireland, Italy, Greece, and Spain).

Average annual total return
(period ended 12.31.11)

One Year	-1.68%
Five year	-3.33%
Ten year	2.89%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.84%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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But Europe’s economic slowdown isn’t the only issue for the United States. The uncertain impact that a potential default by one of these countries could have on our domestic financial institutions is problematic as well. In the meantime, gold soared to more than $1,600 an ounce due to concern about the creditworthiness of many currencies.

A March earthquake, tsunami, and subsequent nuclear plant explosion in Japan increased that country’s demand for oil. Germany, Switzerland, and Italy subsequently began to reduce their usage of nuclear energy, which further pressured petroleum demand. The political turmoil in the Middle East and North Africa also kept energy prices elevated throughout the year.

% of total
Economic sectors	Investments

Consumer Discretionary	8.9%
Consumer Staples	9.6%
Energy	13.7%
Financials	19.8%
Health Care	11.6%
Industrials	9.5%
Information Technology	10.6%
Materials	4.3%
Telecommunication Services	5.9%
Time Deposit	1.8%
Utilities	4.3%
Total	100%

Portfolio strategy

Overall, as the markets swayed from fears of a new recession to optimism about an imminent rebound, we used the volatility to reduce holdings during rallies and increase positions during sell-offs. PNC

Financial was one of three new holdings over the past year. We believe it is a high-quality financial institution with a solid yield that we expect to rebound as Financials recover. However, Bank of New York Mellon was sold as it seemed tighter regulations would make its foreign currency trading much less profitable.

We added Lowe’s because it has begun to slow store growth and should benefit from an eventual rebound in home construction and remodeling. We also purchased Ebay, which should benefit from more mobile consumer purchasing and financing.

However, Walgreens, Discover Financial, Anadarko Petroleum, Motorola Solutions, and Travelers Insurance were sold after their values rebounded. But after a subsequent decline, we repurchased Travelers and sold it again at a nice discount to book value. We also sold Nokia before it announced that its technology ecosystem would need radical alterations, and we sold Motorola Mobility after Google offered to acquire the company for cash at a substantial premium.

Detractors from Performance

The Portfolio’s three most significant detractors from performance were the Financials, Telecommunications Services, and Utilities sectors. As the worst-performing sector for the year, Financials hurt the most. Poor sub-sector allocation further dampened performance.

In fact, seven of the 10 worst performers came from Financials, including Bank of America, Morgan Stanley, Hartford Financial Services, MetLife, Goldman Sachs, JPMorgan Chase, and Alliance Bernstein.

Frontier Communications was the primary reason Telecommunication Services detracted from performance. The holding stumbled throughout the year due to continued revenue weakness as it worked to integrate assets acquired from Verizon. This was partially offset by avoiding the wireless telecommunication services sub-sector.

An underweight to Utilities also hurt performance, as did a lack of exposure to the multi-utilities, gas utilities, and water utilities sub-sectors. However, this was partially offset by an overweight to electric utilities, with Duke Energy a top 10 contributor to returns.

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Contributors to Performance

The Fund’s top three performance contributors were Consumer Staples, Energy, and Materials. An overweight to the Consumer Staples sector and food & staples retailing sub-sector helped, particularly holdings in Wal-Mart and CVS Caremark.

Wal-Mart outperformed in the fourth quarter, as its return to the “everyday low price” strategy helped improve same-store sales. CVS Caremark gained from market uncertainties surrounding a dispute between Walgreens and Express Scripts and the latter’s pending merger with Medco. Coca-Cola also added value.

An overweight to the outperforming Energy sector also helped as crude oil jumped as high as $113 per barrel during the year. In fact, three of the top 10 contributors were Energy holdings--Marathon Oil, Spectra Energy, and ExxonMobil.

Superior stock selection in Materials also added value, including an overweight in Newmont Mining. As gold prices soared during the second half of the year, investors flocked to Newmont, which began offering a dividend linked to the price of gold.

Outlook

The U.S. economy has begun to recover, although at too slow a pace to reduce either the deficit or the unemployment rate. The combination of a revitalized automobile sector and a housing sector that is beginning to stabilize also bodes well for economic growth. Unemployment, an excess supply of housing, and concerns about Europe’s financial situation are keeping the Federal Reserve in stimulus mode. And, given the upcoming elections, the time to reduce unemployment and promote economic growth at all costs is now. Therefore, we believe equities are in a much more favorable position than fixed-income securities.

The equity market revival, economic recovery, and low yields for fixed-income securities should draw investors back to the stock market, finally producing some much-needed additional demand. As equity investors, we plan to remain diversified among sectors, investing with the expectations of returning cost inflation and rising interest rates while staying fully invested to benefit from strengthening economic recovery.

January 2012

The following companies represented the following percentages of Fund net assets as of December 31, 2011: PNC Financial 1.12%, Bank of New York Mellon 0%, Lowe’s 0.90%, Ebay 0.49%, Walgreens 0%, Discover Financial 0%, Anadarko 0%, Motorola Solutions 0%, Travelers Insurance 0.58%, Nokia 0%, Motorola Mobility 0%, Google 1.05%, Bank of America 1.14%, Morgan Stanley 1.42%, Hartford 1.61%, MetLife 1.70%, Goldman Sachs 0.80%, JPMorgan Chase 2.09%, Alliance Bernstein 0.78%, Frontier Communications 1.24%, Verizon 1.94%, Duke Energy 1.94%, Wal-Mart 2.37%, CVS Caremark 2.70%, ExpressScripts 0%, Medco 0%, Coca-Cola 0%, Marathon Oil 1.58%, Spectra Energy 1.69%, ExxonMobil 1.24%, and Newmont 1.69%. Portfolio holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Actual	$1,000.00	$947.60	$3.73

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.37	$3.87

* Expenses are equal to the Fund’s annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP SRI Large Cap Value Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP SRI Large Cap Value Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the year ended December 31, 2007 were audited by other auditors whose report thereon, dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP SRI Large Cap Value Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

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STATEMENT OF NET ASSETS
DECEMBER 31, 2011

EQUITY SECURITIES - 98.2%	SHARES	VALUE
Capital Markets - 3.9%
AllianceBernstein Holding LP*	69,900	$914,292
Goldman Sachs Group, Inc	10,300	931,429
Legg Mason, Inc.	42,900	1,031,745
Morgan Stanley	109,700	1,659,761
		4,537,227

Chemicals - 2.6%
Dow Chemical Co.	105,100	3,022,676

Commercial Banks - 5.4%
PNC Financial Services Group, Inc.	22,700	1,309,109
US Bancorp	91,700	2,480,485
Wells Fargo & Co	91,300	2,516,228
		6,305,822

Communications Equipment - 1.7%
Cisco Systems, Inc.	107,700	1,947,216

Computers & Peripherals - 1.3%
Hewlett-Packard Co	60,800	1,566,208

Diversified Financial Services - 4.7%
Bank of America Corp.	240,984	1,339,871
CME Group, Inc.	7,200	1,754,424
JPMorgan Chase & Co.	73,704	2,450,658
		5,544,953

Diversified Telecommunication Services - 5.9%
AT&T, Inc.	107,100	3,238,704
Frontier Communications Corp	281,177	1,448,062
Verizon Communications, Inc.	56,600	2,270,792
		6,957,558

Electric Utilities - 4.3%
Duke Energy Corp	103,544	2,277,968
Exelon Corp	64,600	2,801,702
		5,079,670

Electrical Equipment - 2.0%
Emerson Electric Co.	49,400	2,301,546

Electronic Equipment & Instruments - 1.9%
TE Connectivity Ltd	71,825	2,212,928

Energy Equipment & Services - 1.4%
Diamond Offshore Drilling, Inc.	30,500	1,685,430

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EQUITY SECURITIES - cont’D	SHARES	VALUE
Food & Staples Retailing - 5.1%
CVS Caremark Corp.	77,600	$3,164,528
Wal-Mart Stores, Inc.	46,500	2,778,840
		5,943,368

Food Products - 2.1%
Unilever NV, NY Shares	71,800	2,467,766

Health Care Equipment & Supplies - 1.2%
Covidien plc	30,525	1,373,930

Health Care Providers & Services - 1.6%
WellPoint, Inc.	28,400	1,881,500

Household Durables - 1.0%
Sony Corp. (ADR)	66,500	1,199,660

Household Products - 2.4%
Procter & Gamble Co	41,700	2,781,807

Industrial Conglomerates - 7.6%
3M Co.	33,900	2,770,647
General Electric Co	176,400	3,159,324
Tyco International Ltd	62,625	2,925,214
		8,855,185

Insurance - 5.8%
Berkshire Hathaway, Inc., Class B*	29,250	2,231,775
Hartford Financial Services Group, Inc	115,800	1,881,750
MetLife, Inc.	63,900	1,992,402
Travelers Co.’s, Inc.	11,400	674,538
		6,780,465

Internet Software & Services - 1.5%
eBay, Inc.*	18,900	573,237
Google, Inc.*	1,900	1,227,210
		1,800,447

IT Services - 2.0%
International Business Machines Corp.	12,600	2,316,888

Media - 6.9%
CBS Corp., Class B	51,974	1,410,574
Comcast Corp	32,300	765,833
Gannett Co., Inc	42,600	569,562
News Corp., Class B	121,800	2,214,324
Time Warner, Inc.	86,966	3,142,951
		8,103,244

Metals & Mining - 1.7%
Newmont Mining Corp	32,900	1,974,329

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Oil, Gas & Consumable Fuels - 12.3%
ConocoPhillips	41,242	$3,005,305
Devon Energy Corp.	30,700	1,903,400
Exxon Mobil Corp	17,100	1,449,396
Marathon Oil Corp	63,100	1,846,937
Marathon Petroleum Corp	43,450	1,446,450
Royal Dutch Shell plc (ADR)	37,400	2,733,566
Spectra Energy Corp.	64,372	1,979,439
		14,364,493

Pharmaceuticals - 8.8%
GlaxoSmithKline plc (ADR)	51,400	2,345,382
Johnson & Johnson	29,500	1,934,610
Merck & Co., Inc.	82,200	3,098,940
Pfizer, Inc	138,000	2,986,320
		10,365,252

Software - 2.2%
Microsoft Corp.	99,800	2,590,808

Specialty Retail - 0.9%
Lowe’s Co.’s, Inc	41,400	1,050,732

Total Equity Securities (Cost $125,644,536)		115,011,108

	PRINCIPAL
TIME DEPOSIT - 1.8%	AMOUNT
State Street Time Deposit, 0.113%, 1/3/12	$2,082,688	2,082,688

Total Time Deposit (Cost $2,082,688)		2,082,688

TOTAL INVESTMENTS (Cost $127,727,224) - 100.0%		117,093,796
Other assets and liabilities, net - 0.0%		31,349
net assets - 100%		$117,125,145

See notes to financial statements.

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Net assets consist of:
Paid-in capital applicable to 1,823,843 shares of common stock outstanding;
$0.10 par value, 40,000,000 shares authorized	$164,661,965
Undistributed net investment income	672,504
Accumulated net realized gain (loss) on investments	(37,575,896)
Net unrealized appreciation (depreciation) on investments	(10,633,428)

Net Assets	$117,125,145

Net Asset Value Per Share	$64.22

*Non-income producing security.

Abbreviations:
ADR: American Depository Receipts
LP: Limited Partnership

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $41,668)	$3,676,917
Interest income	1,602
Total investment income	3,678,519

Expenses:
Investment advisory fee	903,339
Transfer agency fees and expenses	1,650
Directors’ fees and expenses	21,476
Administrative fees	141,147
Accounting fees	22,634
Custodian fees	21,068
Reports to shareholders	54,964
Professional fees	30,123
Miscellaneous	8,936
Total expenses	1,205,337
Reimbursement from Advisor	(141,597)
Fees paid indirectly	(2,200)
Net expenses	1,061,540

Net Investment Income	2,616,979

Realized and unrealized gain (loss) on investments
Net realized gain (loss)	1,946,416
Change in unrealized appreciation (depreciation)	(5,314,602)

Net realized and unrealized gain (loss) on investments	(3,368,186)

Increase (Decrease) In net assets
Resulting from operations	($751,207)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (Decrease) In net assets	2011	2010
Operations:
Net investment income	$2,616,979	$2,810,099
Net realized gain (loss) on investments	1,946,416	(7,931,513)
Change in unrealized appreciation (depreciation)	(5,314,602)	21,738,907

Increase (Decrease) In net assets
resultIng from oPeratIons	(751,207)	16,617,493

Distributions to shareholders from:
Net investment income	(2,640,184)	(2,397,775)
Total distributions	(2,640,184)	(2,397,775)

Capital share transactions:
Shares sold	4,082,008	8,141,260
Reinvestment of distributions	2,640,184	2,397,769
Shares redeemed	(51,068,355)	(37,959,221)
Total capital share transactions	(44,346,163)	(27,420,192)

Total Increase (Decrease) In net assets	(47,737,554)	(13,200,474)

Net assets
Beginning of year	164,862,699	178,063,173
End of year (including undistributed net investment
income of $672,504 and $699,275, respectively)	$117,125,145	$164,862,699

Capital share activity
Shares sold	62,020	130,608
Reinvestment of distributions	40,965	35,965
Shares redeemed	(746,338)	(630,216)
Total capital share activity	(643,353)	(463,643)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP SRI Large Cap Value Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliate and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, no securities were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these

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events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
Investments In securItIes	level 1	level 2	level 3	total
Equity securities*	$115,011,108	—	—	$115,011,108
Other debt obligations	—	$2,082,688	—	2,082,688
TOTAL	$115,011,108	$2,082,688	—	$117,093,796

*For further breakdown of Equity Securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

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Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .64% of the Portfolio’s average daily net assets. Under the terms of the agreement, $63,170 was payable at year end. In addition, $298 was receivable at year end from the Advisor for reimbursement of operating expenses paid during December 2011.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2012. The contractual expense cap is .76% (.74% prior to May 1, 2011). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $9,885 was payable at year end.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $64 for the year ended December 31, 2011. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

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Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $22,651,409 and $65,186,003, respectively.

Capital loss carryforwards

Expiration Date
31-Dec-15	($953,081)
31-Dec-17	(28,392,460)
31-Dec-18	(8,033,097)

Capital losses may be utilized to offset future capital gains until expiration; however the Portfolio’s use of capital loss carryforwards acquired from CVS Ameritas Income & Growth Portfolio may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax characters of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follow:

	2011	2010
Distributions paid from:
Ordinary income	$2,640,184	$2,397,775
Total	$2,640,184	$2,397,775

As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$12,240,785
Unrealized (depreciation)	(23,071,471)
Net unrealized appreciation/(depreciation)	($10,830,686)
Undistributed ordinary income	$672,504
Capital loss carryforward	($37,378,638)
Federal income tax cost of investments	$127,924,482

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The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and partnerships.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to partnerships.

Undistributed net investment income	($3,566)
Net realized gain (loss)	34,223
Paid-in capital	(30,657)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2011.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2011, the Portfolio considers 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
	2011 (z)	2010 (z)	2009
Net asset value, beginning	$66.82	$60.76	$49.45
Income from investment operations:
Net investment income	1.24	1.05	1.16
Net realized and unrealized gain (loss)	(2.36)	6.00	11.41
Total from investment operations	(1.12)	7.05	12.57
Distributions from:
Net investment income	(1.48)	(.99)	(1.14)
Net realized gain	—	—	(.12)
Total distributions	(1.48)	(.99)	(1.26)
Total increase (decrease) in net asset value	(2.60)	6.06	11.31
Net asset value, ending	$64.22	$66.82	$60.76

Total return*	(1.68%)	11.60%	25.40%
Ratios to average net assets: A
Net investment income (loss)	1.85%	1.70%	2.19%
Total expenses	.85%	.84%	.85%
Expenses before offsets	.75%	.74%	.74%
Net expenses	.75%	.74%	.74%
Portfolio turnover	16%	27%	29%
Net assets, ending (in thousands)	$117,125	$164,863	$178,063

		Years ended
		December 31,	December 31,
		2008	2007
Net asset value, beginning		$92.96	$101.12
Income from investment operations:
Net investment income		.61	1.64
Net realized and unrealized gain (loss)		(34.05)	(.06)
Total from investment operations		(33.44)	1.58
Distributions from:
Net investment income		(1.95)	(1.42)
Net realized gain		(8.12)	(8.32)
Total distributions		(10.07)	(9.74)
Total increase (decrease) in net asset value		(43.51)	(8.16)
Net asset value, ending		$49.45	$92.96

Total return*		(39.49%)	1.40%
Ratios to average net assets: A
Net investment income		2.14%	1.61%
Total expenses		.90%	.87%
Expenses before offsets		.90%	.87%
Net expenses		.90%	.87%
Portfolio turnover		34%	42%
Net assets, ending (in thousands)		$144,425	$58,157

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(z)	Per share figures calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

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The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 8, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Fund and the Advisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Portfolio. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

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In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2011. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the recent improvement in performance, and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Portfolio’s performance.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were also below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio and management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio and the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board noted that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

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The Board considered the effect of the Portfolio’s growth and size on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) appropriate action is being taken with respect to performance of the Portfolio; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Portfolio’s advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP S&P 500 Index Portfolio

Annual Report
December 31, 2011

Calvert
INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description
Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP S&P 500 INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the one-year ended December 31, 2011, Calvert VP S&P 500 Index Portfolio returned 1.73% compared to a return of 2.11% for the Standard & Poor’s (S&P) 500 Index. The Portfolio’s underperformance is largely attributable to fees and operating expenses which the Index does not incur.

Investment climate

Equity markets were mixed in 2011, with large cap stocks outperforming small cap stocks. Generally, equity markets performed well during the first half of the year. However, a growing financial crisis in Europe and the potential for global recession pushed stocks lower during the second half. The Standard and Poor’s downgrade of the AAA credit rating for the U.S., a failed fiscal process in Washington, and political unrest in the Middle East added fuel to the fire. Volatility increased substantially and a flight to quality characterized the second half of the year.

Central banks in both the U.S. and Europe continue to use accommodative monetary policy as politicians attempt to solve the debt problems plaguing many sovereign nations. Against that backdrop, domestic economic activity improved slightly during the year, with relatively strong corporate profits and balance sheets.

Portfolio strategy

As an index fund, the Portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the S&P 500 Index. The Index includes 500 of the largest companies in the U.S. with a total equity market capitalization of over $11 trillion and is widely accepted as a proxy for the performance of U.S. markets.

Average annual total return
(period ended 12.31.11)
One year	1.73%
Five year	-0.54%
Ten year	2.53%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.46%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 4

Over the full year, the top-performing sectors of the S&P 500 Index were Utilities (19.9%), Consumer Staples (14.0%), and Health Care (12.7%). The worst performing sectors included Financials (-17.0%), Materials (-9.7%), and Industrials (-0.6%).

At year end, the S&P 500 Index had the heaviest investments in the Information Technology (19.0%) and Financials (13.4%) sectors. Other sectors of significant weight included Energy (12.3%), Health Care (11.8%), and Consumer Staples (11.5%). The portfolio had the lowest exposure to companies in Telecommunication Services (3.2%) and Materials (3.5%).

The Portfolio continued to meet its investment objective of closely tracking the total return of the S&P 500 Index. The Portfolio fully replicates the Index, which means that it holds all of the stocks in the Index. Market fluctuation, cash flows, and corporate actions may cause the Portfolio to hold a slightly different weighting than the Index. The S&P 500 Index is not a mutual fund and direct investment in the Index is not possible. Unlike the Index, the Portfolio incurs operating expenses. During 2011, the Portfolio’s slight underperformance was largely attributable to these expenses.

% of total
Economic sectors	Investments

Consumer Discretionary	10.3%
Consumer Staples	11.1%
Energy	11.7%
Exchange Traded Funds	2.6%
Financials	12.8%
Government	0.4%
Health Care	11.3%
Industrials	10.3%
Information Technology	18.3%
Materials	3.4%
Telecommunication Services	3.0%
Time Deposit	1.0%
Utilities	3.8%
Total	100%

Outlook

The outlook for 2012 is for a modest increase in U.S. economic growth and a sluggish global economy. Domestic corporate earnings and balance sheets appear to be healthy. Interest rates should remain low, as central banks around the world maintain an accommodative stance until economic growth improves. The unemployment rate is likely to fall but will probably remain at abnormally high levels.

However, the risk to this outlook is clearly skewed toward the downside. It is unclear if Europe can solve its financial problems without large scale defaults or debt restructuring. A recession in Europe appears likely at this point, and the depth and length of that potential recession is unknown. Furthermore, it is not clear whether Europe’s problems will be contained to Europe or if they will spread to other parts of the world, causing a global recession.

January 2012

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Actual	$1,000.00	$961.30	$1.98

Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.19	$2.04

* Expenses are equal to the Fund’s annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P 500 Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP S&P 500 Index Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the year ended December 31, 2007 were audited by other auditors whose report thereon, dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP S&P 500 Index Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2011

EQUITY SECURITIES - 95.6%	SHARES	VALUE
Aerospace & Defense - 2.5%
General Dynamics Corp.	7,802	$518,131
Goodrich Corp.	2,716	335,969
Honeywell International, Inc.	16,833	914,874
L-3 Communications Holdings, Inc.	2,226	148,430
Lockheed Martin Corp.	5,774	467,117
Northrop Grumman Corp.	5,671	331,640
Precision Castparts Corp	3,129	515,628
Raytheon Co	7,683	371,703
Rockwell Collins, Inc.	3,339	184,880
Textron, Inc	5,792	107,094
The Boeing Co.	16,102	1,181,082
United Technologies Corp	19,744	1,443,089
		6,519,637

Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc	3,583	250,021
Expeditors International of Washington, Inc.	4,454	182,436
FedEx Corp	6,888	575,217
United Parcel Service, Inc., Class B	21,000	1,536,990
		2,544,664

Airlines - 0.1%
Southwest Airlines Co	17,469	149,535

Auto Components - 0.3%
BorgWarner, Inc.*	2,387	152,147
Goodyear Tire & Rubber Co.*	5,316	75,328
Johnson Controls, Inc	14,769	461,679
		689,154

Automobiles - 0.4%
Ford Motor Co.*	82,560	888,345
Harley-Davidson, Inc	4,956	192,640
		1,080,985

Beverages - 2.6%
Beam, Inc	3,356	171,928
Brown-Forman Corp., Class B	2,204	177,444
Coca-Cola Co.	49,427	3,458,407
Coca-Cola Enterprises, Inc	6,736	173,654
Constellation Brands, Inc.*	4,007	82,825
Dr Pepper Snapple Group, Inc.	4,714	186,109
Molson Coors Brewing Co., Class B	3,540	154,131
PepsiCo, Inc	34,023	2,257,426
		6,661,924

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Biotechnology - 1.2%
Amgen, Inc.	17,198	$1,104,284
Biogen Idec, Inc.*	5,270	579,963
Celgene Corp.*	9,661	653,084
Gilead Sciences, Inc.*	16,346	669,042
		3,006,373

Building Products - 0.0%
Masco Corp.	7,125	74,670

Capital Markets - 1.7%
Ameriprise Financial, Inc.	4,990	247,704
Bank of New York Mellon Corp	26,389	525,405
BlackRock, Inc	2,179	388,385
Charles Schwab Corp	23,418	263,687
E*Trade Financial Corp.*	5,579	44,409
Federated Investors, Inc., Class B	1,821	27,588
Franklin Resources, Inc	3,163	303,838
Goldman Sachs Group, Inc	10,714	968,867
Invesco Ltd.	9,692	194,712
Legg Mason, Inc.	2,695	64,815
Morgan Stanley	32,254	488,003
Northern Trust Corp.	5,243	207,937
State Street Corp	10,706	431,559
T. Rowe Price Group, Inc	5,448	310,263
		4,467,172

Chemicals - 2.1%
Air Products & Chemicals, Inc.	4,631	394,515
Airgas, Inc	1,403	109,546
CF Industries Holdings, Inc	1,419	205,727
Dow Chemical Co.	25,665	738,125
Eastman Chemical Co.	2,872	112,180
Ecolab, Inc.	6,570	379,812
EI Du Pont de Nemours & Co	20,106	920,453
FMC Corp	1,557	133,964
International Flavors & Fragrances, Inc.	1,757	92,102
Monsanto Co	11,618	814,073
Mosaic Co	6,470	326,282
PPG Industries, Inc	3,422	285,703
Praxair, Inc	6,565	701,798
Sherwin-Williams Co	1,917	171,131
Sigma-Aldrich Corp.	2,555	159,585
		5,544,996

Commercial Banks - 2.5%
BB&T Corp	15,145	381,200
Comerica, Inc.	4,204	108,463
Fifth Third Bancorp	19,985	254,209
First Horizon National Corp.	5,102	40,816
Huntington Bancshares, Inc	18,758	102,981
KeyCorp	19,943	153,362
M&T Bank Corp	2,729	208,332

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - cont’d	SHARES	VALUE
Commercial Banks - Cont’d
PNC Financial Services Group, Inc.	11,434	$659,399
Regions Financial Corp	26,354	113,322
SunTrust Banks, Inc.	11,665	206,470
US Bancorp	41,737	1,128,986
Wells Fargo & Co	114,733	3,162,041
Zions Bancorporation	3,856	62,776
		6,582,357
Commercial Services & Supplies - 0.4%
Avery Dennison Corp.	2,181	62,551
Cintas Corp.	2,423	84,345
Iron Mountain, Inc	4,209	129,637
Pitney Bowes, Inc	4,108	76,162
Republic Services, Inc.	6,954	191,583
RR Donnelley & Sons Co	3,729	53,809
Stericycle, Inc.*	1,801	140,334
Waste Management, Inc.	10,018	327,689
		1,066,110

Communications Equipment - 2.0%
Cisco Systems, Inc.	116,990	2,115,179
F5 Networks, Inc.*	1,701	180,510
Harris Corp	2,564	92,407
JDS Uniphase Corp.*	4,955	51,730
Juniper Networks, Inc.*	11,580	236,348
Motorola Mobility Holdings, Inc.*	5,683	220,501
Motorola Solutions, Inc.	6,211	287,507
QUALCOMM, Inc.	36,496	1,996,331
		5,180,513

Computers & Peripherals - 4.4%
Apple, Inc.*	20,221	8,189,505
Dell, Inc.*	33,231	486,170
EMC Corp.*	44,394	956,247
Hewlett-Packard Co	43,241	1,113,888
Lexmark International, Inc	1,561	51,622
NetApp, Inc.*	7,804	283,051
SanDisk Corp.*	5,198	255,794
Western Digital Corp.*	4,875	150,881
		11,487,158

Construction & Engineering - 0.2%
Fluor Corp.	3,776	189,744
Jacobs Engineering Group, Inc.*	2,771	112,447
Quanta Services, Inc.*	4,611	99,321
		401,512

Construction Materials - 0.0%
Vulcan Materials Co.	2,808	110,495

Consumer Finance - 0.7%
American Express Co.	21,990	1,037,268
Capital One Financial Corp	9,981	422,097

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 10

EQUITY SECURITIES - cont’d	SHARES	VALUE
Consumer Finance - Cont’d
Discover Financial Services	11,856	$284,544
SLM Corp	11,062	148,231
		1,892,140

Containers & Packaging - 0.1%
Ball Corp.	3,372	120,414
Bemis Co., Inc.	2,169	65,244
Owens-Illinois, Inc.*	3,251	63,004
Sealed Air Corp	4,172	71,800
		320,462

Distributors - 0.1%
Genuine Parts Co	3,300	201,960

Diversified Consumer Services - 0.1%
Apollo Group, Inc.*	2,607	140,439
DeVry, Inc.	1,339	51,498
H&R Block, Inc.	6,643	108,480
		300,417

Diversified Financial Services - 2.6%
Bank of America Corp.	220,192	1,224,267
Citigroup, Inc.	63,399	1,668,028
CME Group, Inc.	1,453	354,052
IntercontinentalExchange, Inc.*	1,542	185,888
JPMorgan Chase & Co.	82,691	2,749,476
Leucadia National Corp	4,155	94,485
Moody’s Corp	4,373	147,283
NYSE Euronext	5,491	143,315
The NASDAQ OMX Group, Inc.*	3,020	74,020
		6,640,814

Diversified Telecommunication Services - 2.8%
AT&T, Inc.	128,928	3,898,783
CenturyLink, Inc.	13,394	498,257
Frontier Communications Corp	20,874	107,501
Verizon Communications, Inc.	61,501	2,467,420
Windstream Corp.	12,496	146,703
		7,118,664

Electric Utilities - 2.0%
American Electric Power Co., Inc.	10,479	432,887
Duke Energy Corp	28,937	636,614
Edison International	7,079	293,071
Entergy Corp.	3,832	279,928
Exelon Corp	14,399	624,485
FirstEnergy Corp.	9,087	402,554
NextEra Energy, Inc.	9,176	558,635
Northeast Utilities	3,843	138,617
Pepco Holdings, Inc	4,919	99,856
Pinnacle West Capital Corp	2,247	108,260
PPL Corp	12,553	369,309

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - cont’d	SHARES	VALUE
Electric Utilities - Cont’d
Progress Energy, Inc	6,401	$358,584
The Southern Co.	18,635	862,614
		5,165,414

Electrical Equipment - 0.5%
Cooper Industries plc	3,500	189,525
Emerson Electric Co.	16,011	745,953
Rockwell Automation, Inc.	3,027	222,091
Roper Industries, Inc	2,099	182,340
		1,339,909

Electronic Equipment & Instruments - 0.4%
Amphenol Corp.	3,695	167,716
Corning, Inc.	34,136	443,085
FLIR Systems, Inc	3,471	87,018
Jabil Circuit, Inc.	4,017	78,974
Molex, Inc.	2,736	65,281
TE Connectivity Ltd	9,237	284,592
		1,126,666

Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	9,477	460,961
Cameron International Corp.*	5,325	261,937
Diamond Offshore Drilling, Inc.	1,510	83,443
FMC Technologies, Inc.*	5,218	272,536
Halliburton Co.	19,981	689,544
Helmerich & Payne, Inc.	2,244	130,960
Nabors Industries Ltd.*	6,027	104,508
National Oilwell Varco, Inc.	9,205	625,848
Noble Corp.*	5,484	165,727
Rowan Co.’s, Inc.*	2,619	79,434
Schlumberger Ltd	29,207	1,995,130
		4,870,028

Food & Staples Retailing - 2.3%
Costco Wholesale Corp	9,513	792,623
CVS Caremark Corp.	28,326	1,155,134
Kroger Co.	13,148	318,445
Safeway, Inc.	7,584	159,567
SUPERVALU, Inc.	4,582	37,206
Sysco Corp	12,878	377,712
Walgreen Co.	19,353	639,810
Wal-Mart Stores, Inc.	38,010	2,271,478
Whole Foods Market, Inc.	3,426	238,381
		5,990,356

Food Products - 1.9%
Archer-Daniels-Midland Co	14,683	419,934
Campbell Soup Co	3,877	128,872
ConAgra Foods, Inc	9,008	237,811
Dean Foods Co.*	3,917	43,870
General Mills, Inc.	14,049	567,720

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 12

EQUITY SECURITIES - cont’d	SHARES	VALUE
Food Products - Cont’d
H.J. Heinz Co	6,975	$376,929
Hershey Co.	3,360	207,581
Hormel Foods Corp	3,019	88,426
J.M. Smucker Co.	2,485	194,253
Kellogg Co.	5,427	274,443
Kraft Foods, Inc.	38,373	1,433,615
McCormick & Co., Inc.	2,874	144,907
Mead Johnson Nutrition Co	4,431	304,543
Sara Lee Corp.	12,794	242,063
Tyson Foods, Inc.	6,441	132,942
		4,797,909

Gas Utilities - 0.1%
AGL Resources, Inc.	2,552	107,848
Oneok, Inc	2,247	194,792
		302,640

Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	12,347	610,930
Becton Dickinson & Co.	4,725	353,052
Boston Scientific Corp.*	33,258	177,598
C.R. Bard, Inc	1,883	160,996
CareFusion Corp.*	4,887	124,179
Covidien plc	10,499	472,560
DENTSPLY International, Inc.	2,966	103,780
Edwards Lifesciences Corp.*	2,498	176,609
Intuitive Surgical, Inc.*	849	393,095
Medtronic, Inc.	22,944	877,608
St. Jude Medical, Inc.	6,942	238,111
Stryker Corp.	7,172	356,520
Varian Medical Systems, Inc.*	2,418	162,320
Zimmer Holdings, Inc.*	4,026	215,069
		4,422,427

Health Care Providers & Services - 2.0%
Aetna, Inc.	7,960	335,832
AmerisourceBergen Corp.	5,746	213,694
Cardinal Health, Inc.	7,517	305,265
CIGNA Corp	6,186	259,812
Coventry Health Care, Inc.*	3,228	98,034
DaVita, Inc.*	2,029	153,819
Express Scripts, Inc.*	10,607	474,027
Humana, Inc	3,625	317,586
Laboratory Corp. of America Holdings*	2,200	189,134
McKesson Corp.	5,288	411,988
Medco Health Solutions, Inc.*	8,386	468,778
Patterson Co.’s, Inc	1,980	58,450
Quest Diagnostics, Inc.	3,432	199,262
Tenet Healthcare Corp.*	10,103	51,828
UnitedHealth Group, Inc.	23,199	1,175,725
WellPoint, Inc.	7,570	501,512
		5,214,746

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - cont’d	SHARES	VALUE
Health Care Technology - 0.1%
Cerner Corp.*	3,159	$193,489

Hotels, Restaurants & Leisure - 2.0%
Carnival Corp.	10,045	327,869
Chipotle Mexican Grill, Inc.*	681	230,001
Darden Restaurants, Inc	2,924	133,276
International Game Technology	6,486	111,559
Marriott International, Inc	5,955	173,707
McDonald’s Corp.	22,267	2,234,048
Starbucks Corp.	16,211	745,868
Starwood Hotels & Resorts Worldwide, Inc.	4,092	196,293
Wyndham Worldwide Corp.	3,321	125,634
Wynn Resorts Ltd	1,737	191,921
Yum! Brands, Inc.	10,090	595,411
		5,065,587

Household Durables - 0.2%
D.R. Horton, Inc	5,562	70,137
Harman International Industries, Inc	1,447	55,044
Leggett & Platt, Inc.	2,911	67,069
Lennar Corp.	3,161	62,114
Newell Rubbermaid, Inc.	6,331	102,246
PulteGroup, Inc.*	6,859	43,280
Whirlpool Corp.	1,660	78,767
		478,657

Household Products - 2.2%
Colgate-Palmolive Co.	10,570	976,563
Kimberly-Clark Corp.	8,513	626,216
Procter & Gamble Co	59,859	3,993,194
The Clorox Co	2,870	191,027
		5,787,000

Independent Power Producers & Energy Traders - 0.2%
AES Corp.*	14,280	169,075
Constellation Energy Group, Inc.	4,374	173,517
NRG Energy, Inc.*	5,032	91,180
		433,772

Industrial Conglomerates - 2.5%
3M Co.	15,252	1,246,546
Danaher Corp.	12,363	581,556
General Electric Co	229,718	4,114,249
Tyco International Ltd	10,089	471,257
		6,413,608

Insurance - 3.4%
ACE Ltd.	7,343	514,891
Aflac, Inc	10,150	439,089
Allstate Corp.	10,969	300,660
American International Group, Inc.*	9,491	220,191
AON Corp	7,098	332,186

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 14

EQUITY SECURITIES - cont’d	SHARES	VALUE
Insurance - Cont’d
Assurant, Inc.	2,117	$86,924
Berkshire Hathaway, Inc., Class B*	38,210	2,915,423
Cincinnati Financial Corp.	3,545	107,981
Genworth Financial, Inc.*	9,721	63,672
Hartford Financial Services Group, Inc	9,339	151,759
Lincoln National Corp	6,575	127,686
Loews Corp	6,761	254,552
Marsh & McLennan Co.’s, Inc.	11,769	372,136
MetLife, Inc.	22,977	716,423
Principal Financial Group, Inc	6,739	165,779
Progressive Corp.	13,711	267,502
Prudential Financial, Inc.	10,272	514,833
The Chubb Corp.	6,136	424,734
Torchmark Corp	2,218	96,239
Travelers Co.’s, Inc.	9,098	538,329
Unum Group	6,495	136,850
XL Group plc	6,884	136,097
		8,883,936

Internet & Catalog Retail - 0.8%
Amazon.com, Inc.*	7,890	1,365,759
Expedia, Inc.	2,064	59,897
Netflix, Inc.*	1,141	79,060
priceline.com, Inc.*	1,081	505,594
TripAdvisor, Inc.*	2,064	52,034
		2,062,344

Internet Software & Services - 1.9%
Akamai Technologies, Inc.*	3,916	126,409
eBay, Inc.*	24,921	755,854
Google, Inc.*	5,496	3,549,866
VeriSign, Inc	3,460	123,591
Yahoo!, Inc.*	27,328	440,801
		4,996,521

IT Services - 3.7%
Accenture plc	14,002	745,327
Automatic Data Processing, Inc.	10,639	574,612
Cognizant Technology Solutions Corp.*	6,598	424,317
Computer Sciences Corp.	3,369	79,845
Fidelity National Information Services, Inc	5,385	143,187
Fiserv, Inc.*	2,984	175,280
International Business Machines Corp.	25,649	4,716,338
MasterCard, Inc.	2,319	864,570
Paychex, Inc	7,017	211,282
SAIC, Inc.*	6,061	74,490
Teradata Corp.*	3,540	171,725
Total System Services, Inc	3,443	67,345
Visa, Inc.	11,114	1,128,404
Western Union Co	13,638	249,030
		9,625,752

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - cont’d	SHARES	VALUE
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	2,628	$83,807
Mattel, Inc.	7,450	206,812
		290,619

Life Sciences - Tools & Services - 0.4%
Agilent Technologies, Inc.*	7,562	264,141
Life Technologies Corp.*	3,921	152,566
PerkinElmer, Inc	2,449	48,980
Thermo Fisher Scientific, Inc.*	8,297	373,116
Waters Corp.*	1,922	142,324
		981,127

Machinery - 1.9%
Caterpillar, Inc	14,037	1,271,752
Cummins, Inc	4,230	372,325
Deere & Co.	8,993	695,608
Dover Corp	4,033	234,116
Eaton Corp.	7,411	322,601
Flowserve Corp.	1,211	120,276
Illinois Tool Works, Inc	10,515	491,156
Ingersoll-Rand plc	6,781	206,617
Joy Global, Inc	2,203	165,159
PACCAR, Inc.	7,942	297,587
Pall Corp	2,527	144,418
Parker Hannifin Corp.	3,288	250,710
Snap-on, Inc.	1,212	61,351
Stanley Black & Decker, Inc.	3,658	247,281
Xylem, Inc.	4,026	103,428
		4,984,385

Media - 3.0%
Cablevision Systems Corp.	4,778	67,943
CBS Corp., Class B	14,241	386,501
Comcast Corp	59,298	1,405,956
DIRECTV*	15,355	656,580
Discovery Communications, Inc.*	5,843	239,388
Gannett Co., Inc	4,742	63,400
McGraw-Hill Co.’s, Inc.	6,391	287,403
News Corp	47,723	851,378
Omnicom Group, Inc	6,072	270,690
Scripps Networks Interactive, Inc.	2,144	90,948
The Interpublic Group of Co.’s, Inc.	9,715	94,527
Time Warner Cable, Inc.	6,945	441,494
Time Warner, Inc.	21,781	787,165
Viacom, Inc., Class B	12,017	545,692
Walt Disney Co.	39,096	1,466,100
Washington Post Co., Class B	111	41,826
		7,696,991

Metals & Mining - 0.9%
Alcoa, Inc	23,122	200,005
Allegheny Technologies, Inc.	2,226	106,403

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 16

EQUITY SECURITIES - cont’d	SHARES	VALUE
Metals & Mining - Cont’d
Cliffs Natural Resources, Inc	3,173	$197,837
Freeport-McMoRan Copper & Gold, Inc	20,595	757,690
Newmont Mining Corp	10,737	644,327
Nucor Corp.	6,877	272,123
Titanium Metals Corp.	1,566	23,459
United States Steel Corp.	3,129	82,793
		2,284,637

Multiline Retail - 0.8%
Big Lots, Inc.*	1,502	56,716
Dollar Tree, Inc.*	2,590	215,255
Family Dollar Stores, Inc.	2,503	144,323
J.C. Penney Co., Inc.	3,104	109,106
Kohl’s Corp.	5,515	272,165
Macy’s, Inc	9,280	298,630
Nordstrom, Inc.	3,557	176,818
Sears Holdings Corp.*	919	29,206
Target Corp.	14,671	751,449
		2,053,668

Multi-Utilities - 1.4%
Ameren Corp.	5,270	174,595
Centerpoint Energy, Inc.	9,253	185,893
CMS Energy Corp.	5,471	120,800
Consolidated Edison, Inc.	6,363	394,697
Dominion Resources, Inc	12,367	656,440
DTE Energy Co	3,682	200,485
Integrys Energy Group, Inc	1,595	86,417
NiSource, Inc	6,097	145,169
PG&E Corp	8,740	360,263
Public Service Enterprise Group, Inc.	10,992	362,846
SCANA Corp	2,495	112,425
Sempra Energy	5,205	286,275
TECO Energy, Inc.	4,687	89,709
Wisconsin Energy Corp.	4,903	171,409
Xcel Energy, Inc	10,528	290,994
		3,638,417

Office Electronics - 0.1%
Xerox Corp.	30,494	242,732

Oil, Gas & Consumable Fuels - 9.9%
Alpha Natural Resources, Inc.*	4,752	97,083
Anadarko Petroleum Corp.	10,816	825,585
Apache Corp.	8,342	755,618
Cabot Oil & Gas Corp.	2,270	172,293
Chesapeake Energy Corp.	14,358	320,040
Chevron Corp	43,339	4,611,270
ConocoPhillips	28,894	2,105,506
Consol Energy, Inc.	4,927	180,821
Denbury Resources, Inc.*	8,332	125,813
Devon Energy Corp.	8,790	544,980

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - cont’d	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
El Paso Corp.	16,735	$444,649
EOG Resources, Inc	5,837	575,003
EQT Corp.	3,134	171,712
Exxon Mobil Corp	104,310	8,841,316
Hess Corp.	6,572	373,290
Marathon Oil Corp	15,514	454,095
Marathon Petroleum Corp	7,746	257,864
Murphy Oil Corp.	4,205	234,387
Newfield Exploration Co.*	2,875	108,474
Noble Energy, Inc	3,835	361,986
Occidental Petroleum Corp.	17,659	1,654,648
Peabody Energy Corp.	5,884	194,819
Pioneer Natural Resources Co	2,663	238,285
QEP Resources, Inc.	3,707	108,615
Range Resources Corp.	3,499	216,728
Southwestern Energy Co.*	7,561	241,498
Spectra Energy Corp.	14,129	434,467
Sunoco, Inc	2,357	96,684
Tesoro Corp.*	2,957	69,075
Valero Energy Corp.	12,431	261,673
Williams Co.’s, Inc.	12,795	422,491
		25,500,768

Paper & Forest Products - 0.2%
International Paper Co	9,497	281,111
MeadWestvaco Corp	3,709	111,085
		392,196

Personal Products - 0.2%
Avon Products, Inc.	9,358	163,484
Estee Lauder Co.’s, Inc.	2,391	268,557
		432,041

Pharmaceuticals - 6.0%
Abbott Laboratories, Inc.	33,820	1,901,699
Allergan, Inc	6,681	586,191
Bristol-Myers Squibb Co.	37,060	1,305,994
Eli Lilly & Co.	22,135	919,931
Forest Laboratories, Inc.*	6,002	181,621
Hospira, Inc.*	3,519	106,872
Johnson & Johnson	59,391	3,894,862
Merck & Co., Inc.	66,329	2,500,603
Mylan, Inc.*	9,213	197,711
Perrigo Co	2,028	197,324
Pfizer, Inc	167,285	3,620,047
Watson Pharmaceuticals, Inc.*	2,766	166,900
		15,579,755

Professional Services - 0.1%
Equifax, Inc.	2,485	96,269
Robert Half International, Inc.	2,935	83,530
The Dun & Bradstreet Corp	995	74,456
		254,255

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 18

EQUITY SECURITIES - cont’d	SHARES	VALUE
Real Estate Investment Trusts - 1.7%
Apartment Investment & Management Co	2,625	$60,139
AvalonBay Communities, Inc.	2,043	266,816
Boston Properties, Inc	3,192	317,923
Equity Residential	6,442	367,387
HCP, Inc.	8,847	366,531
Health Care REIT, Inc.	4,080	222,483
Host Hotels & Resorts, Inc	15,343	226,616
Kimco Realty Corp.	8,535	138,608
Plum Creek Timber Co., Inc.	3,520	128,691
Prologis, Inc.	9,973	285,128
Public Storage	3,078	413,868
Simon Property Group, Inc.	6,379	822,508
Ventas, Inc	6,256	344,893
Vornado Realty Trust	4,007	307,978
Weyerhaeuser Co.	11,704	218,514
		4,488,083

Real Estate Management & Development - 0.0%
CBRE Group, Inc.*	7,064	107,514

Road & Rail - 0.8%
CSX Corp.	22,849	481,200
Norfolk Southern Corp	7,314	532,898
Ryder System, Inc.	1,042	55,372
Union Pacific Corp	10,513	1,113,747
		2,183,217

Semiconductors & Semiconductor Equipment - 2.2%
Advanced Micro Devices, Inc.*	12,618	68,137
Altera Corp.	7,040	261,184
Analog Devices, Inc.	6,506	232,785
Applied Materials, Inc	28,627	306,595
Broadcom Corp.*	10,462	307,165
First Solar, Inc.*	1,275	43,044
Intel Corp.	110,813	2,687,215
KLA-Tencor Corp.	3,628	175,051
Linear Technology Corp.	4,777	143,453
LSI Corp.*	12,756	75,898
Microchip Technology, Inc	3,995	146,337
Micron Technology, Inc.*	21,814	137,210
Novellus Systems, Inc.*	1,427	58,921
NVIDIA Corp.*	13,117	181,802
Teradyne, Inc.*	3,535	48,182
Texas Instruments, Inc	25,102	730,719
Xilinx, Inc.	5,571	178,606
		5,782,304

Software - 3.3%
Adobe Systems, Inc.*	10,581	299,125
Autodesk, Inc.*	4,844	146,918
BMC Software, Inc.*	3,709	121,581
CA, Inc.	8,224	166,248

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 19

EQUITY SECURITIES - cont’d	SHARES	VALUE
Software - Cont’d
Citrix Systems, Inc.*	4,091	$248,405
Electronic Arts, Inc.*	6,973	143,644
Intuit, Inc.	6,469	340,205
Microsoft Corp.	162,886	4,228,521
Oracle Corp.	85,629	2,196,384
Red Hat, Inc.*	4,195	173,212
Salesforce.com, Inc.*	2,944	298,698
Symantec Corp.*	16,290	254,938
		8,617,879

Specialty Retail - 1.9%
Abercrombie & Fitch Co.	1,905	93,040
AutoNation, Inc.*	1,077	39,709
AutoZone, Inc.*	608	197,582
Bed Bath & Beyond, Inc.*	5,244	303,995
Best Buy Co., Inc	6,573	153,611
CarMax, Inc.*	4,737	144,384
GameStop Corp.*	2,806	67,709
Limited Brands, Inc.	5,261	212,281
Lowe’s Co.’s, Inc	27,470	697,188
Orchard Supply Hardware Stores Corp.:
Common*	41	171
Preferred*	41	-
O’Reilly Automotive, Inc.*	2,772	221,621
Ross Stores, Inc	5,024	238,791
Staples, Inc	15,409	214,031
The Gap, Inc.	7,538	139,830
The Home Depot, Inc.	33,548	1,410,358
Tiffany & Co.	2,679	177,510
TJX Co.’s, Inc	8,278	534,345
Urban Outfitters, Inc.*	2,560	70,554
		4,916,710

Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	6,280	383,331
Nike, Inc., Class B	8,072	777,899
Ralph Lauren Corp.	1,406	194,140
VF Corp.	1,897	240,900
		1,596,270

Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc	10,462	65,388
People’s United Financial, Inc.	8,180	105,113
		170,501

Tobacco - 1.9%
Altria Group, Inc.	44,752	1,326,897
Lorillard, Inc.	2,938	334,932
Philip Morris International, Inc.	37,800	2,966,544
Reynolds American, Inc.	7,346	304,271
		4,932,644

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 20

EQUITY SECURITIES - cont’d	SHARES	VALUE
Trading Companies & Distributors - 0.2%
Fastenal Co.	6,412	$279,627
W.W. Grainger, Inc	1,321	247,278
		526,905

Wireless Telecommunication Services - 0.3%
American Tower Corp.	8,599	516,026
MetroPCS Communications, Inc.*	6,370	55,291
Sprint Nextel Corp.*	65,061	152,243
		723,560

Total Equity Securities(Cost $216,631,882)		247,589,651

EXCHANGE TRADED FUNDS - 2.6%
SPDR S&P 500 Trust	53,800	6,751,900

Total Exchange Traded Funds (Cost $7,036,300)		6,751,900

	PRINCIPAL
U.S. TREASURY - 0.4%	AMOUNT
United States Treasury Bills, 0.0245%, 3/22/12^	$1,000,000	999,945

Total U.S. Treasury (Cost $999,945)		999,945

TIME DEPOSIT - 1.0%		value
State Street Time Deposit, 0.113%, 1/3/12	2,642,574	2,642,574

Total Time Deposit (Cost $2,642,574)		2,642,574

TOTAL INVESTMENTS (Cost $227,310,701) - 99.6%		257,984,070
Other assets and liabilities, net - 0.4%		1,083,519
net assets - 100%		$259,067,589

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 21

Net assets consist of:
Paid-in capital applicable to 3,394,601 shares of common stock outstanding;
$0.10 par value, 30,000,000 shares authorized				$248,788,060
Undistributed net investment income				1,104,336
Accumulated net realized gain (loss) on investments				(21,566,807)
Net unrealized appreciation (depreciation) on investments				30,742,000

Net assets				$259,067,589

Net asset value Per share				$76.32

			Underlying	Unrealized
	Number of	Expiration	face amount	appreciation
Futures	contracts	date	at value	(depreciation)
Purchased:
E-Mini S&P 500 Index^	27	3/12	$1,691,010	$30,773
S&P 500 Index^	10	3/12	3,131,500	37,858
Total Purchased				$68,631

^  Futures collateralized by $1,000,000 par value of U.S. Treasury Bills.

*  Non-income producing security.

See notes to financial statements.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 22

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment Income:
Dividend income	$5,217,518
Interest income	5,383
Total investment income	5,222,901

Expenses:
Investment advisory fee	624,442
Transfer agency fees and expenses	2,438
Accounting fees	39,482
Directors’ fees and expenses	38,973
Administrative fees	249,777
Contract services	58,446
Custodian fees	51,925
Reports to shareholders	39,448
Professional fees	37,214
Miscellaneous	5,379
Total expenses	1,147,524
Reimbursement from Advisor	(164,033)
Fees paid indirectly	(316)
Net expenses	983,175

Net Investment Income	4,239,726

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	330,193
Futures	(632,765)
(302,572)

Change in unrealized appreciation (depreciation) on:
Investments	(876,412)
Futures	(4,434)
(880,846)

Net realized and unrealized gain (loss)	(1,183,418)

Increase (decrease) In net assets
Resulting from operations	$3,056,308

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (decrease) In net assets	2011	2010
Operations:
Net investment income	$4,239,726	$3,826,412
Net realized gain (loss)	(302,572)	4,259,158
Change in unrealized appreciation (depreciation)	(880,846)	23,187,925

Increase (decrease) In net assets
resultIng from oPeratIons	3,056,308	31,273,495

Distributions to shareholders from:
Net investment income	(4,056,665)	(3,260,092)
Net realized gain	(8,339,149)	(6,140,094)
Total distributions	(12,395,814)	(9,400,186)

Capital share transactions:
Shares sold	55,276,944	11,711,152
Reinvestment of distributions	12,395,814	9,400,179
Shares redeemed	(35,351,562)	(44,975,898)
Total capital share transactions	32,321,196	(23,864,567)

total Increase (decrease) In net assets	22,981,690	(1,991,258)

Net assets
Beginning of year	236,085,899	238,077,157
End of year (including undistributed net investment
income of $1,104,336 and $969,025, respectively)	$259,067,589	$236,085,899

Capital share activity
Shares sold	676,978	159,011
Reinvestment of distributions	161,720	119,322
Shares redeemed	(441,402)	(609,778)
Total capital share activity	397,296	(331,445)

See notes to financial statements.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 24

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP S&P 500 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, no securities were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

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Exchange traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
Investments in securities	level 1	level 2	level 3	total
Equity securities*	$247,589,651	—	—	$247,589,651
Exchange traded funds	6,751,900	—	—	6,751,900
U.S. government obligations	—	$999,945	—	999,945
Other debt obligations	—	2,642,574	—	2,642,574
TOTAL	$254,341,551	$3,642,519	—	$257,984,070

Other financial instruments**	$68,631	—	—	$68,631

*	For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
**	Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position.

www.calvert.com CALVERT VP S&P 500 INDEX PORTFOLIO ANNUAL REPORT 26

During the year, the Portfolio invested in E-Mini S&P 500 Index and S&P 500 Index Futures. The volume of activity has varied throughout the year with a weighted average of 6 contracts and $4,042,855 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affili-ates. For its services, the Advisor receives an annual fee, payable monthly, of .25% of the Portfolio’s average daily net assets. Under the terms of the agreement, $54,712 was payable at year end. In addition, $7,484 was payable at year end for operating expenses paid by the Advisor during December 2011.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2012. The contractual expense cap is .40% (.38% prior to May 1, 2011). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $21,885 was payable at year end.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $96 for the year ended December 31, 2011. Under the terms of the agreement, $8 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $40,346,053 and $16,264,064, respectively.

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Capital loss carryforwards

	Pre-enactment		Post-enactment
Expiration date
31-Dec-12	($2,529,937)	Short-term		($67,162)
31-Dec-13	(1,687,669)	Long-term		(253,130)
31-Dec-15	(2,330,473)
31-Dec-16	(280,386)
31-Dec-17	(2,509,534)
31-Dec-18	(2,611,900)

Capital losses may be utilized to offset future capital gains until expiration; however the Portfolio’s use of capital loss carryforwards acquired from CVS Ameritas Index 500 Portfolio may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryfor-wards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary income	$4,208,185	$3,260,092
Long term capital gain	8,187,629	6,140,094
Total	$12,395,814	$9,400,186

As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$64,854,756
Unrealized (depreciation)	($43,409,372)
Net unrealized appreciation/(depreciation)	$21,445,384

Undistributed ordinary income	$1,104,336
Capital loss carryforward	($12,270,191)
Federal income tax cost of investments	$236,538,686

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, Section 1256 contracts, and capital loss carryovers subject to limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law

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and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary pemanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts and expired capital losses.

Undistributed net investment income	($47,750)
Accumulated net realized gain (loss)	1,008,326
Paid-in capital	(960,576)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2011. For the year ended December 31, 2011, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$22,001	1.47%	$743,641	May 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2011, the Portfolio considers 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $8,187,629 of the long term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

		Years ended
	December 31, 2011	December 31, 2010	December 31, 2009
Net asset value, beginning	$78.77	$71.52	$58.44
Income from investment operations:
Net investment income	1.27	1.33	1.33
Net realized and unrealized gain (loss)	.11	9.18	13.95
Total from investment operations	1.38	10.51	15.28
Distributions from:
Net investment income	(1.25)	(1.13)	(1.30)
Net realized gain	(2.58)	(2.13)	(.90)
Total distributions	(3.83)	(3.26)	(2.20)
Total increase (decrease) in net asset value	(2.45)	7.25	13.08
Net asset value, ending	$76.32	$78.77	$71.52

Total return*	1.73%	14.69%	26.11%
Ratios to average net assets: A
Net investment income	1.70%	1.67%	1.98%
Total expenses	.46%	.46%	.46%
Expenses before offsets	.39%	.38%	.38%
Net expenses	.39%	.38%	.38%
Portfolio turnover	7%	9%	9%
Net assets, ending (in thousands)	$259,068	$236,086	$238,077

		Years ended
		December 31, 2008	December 31, 2007
Net asset value, beginning		$97.44	$94.19
Income from investment operations:
Net investment income		1.44	1.52
Net realized and unrealized gain (loss)		(36.76)	3.31
Total from investment operations		(35.32)	4.83
Distributions from:
Net investment income		(2.60)	(1.42)
Net realized gain		(1.08)	(.16)
Total distributions		(3.68)	(1.58)
Total increase (decrease) in net asset value		(39.00)	3.25
Net asset value, ending		$58.44	$97.44

Total return*		(37.10%)	5.16%
Ratios to average net assets: A
Net investment income		2.00%	1.59%
Total expenses		.47%	.45%
Expenses before offsets		.39%	.39%
Net expenses		.39%	.39%
Portfolio turnover		7%	3%
Net assets, ending (in thousands)		$213,624	$302,821

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 8, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The

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Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed at the median of its peer group for the one-year period ended June 30, 2011, above the median of its peer group for the three-year period ended June 30, 2011 and below the median of its peer group for the five-year period ended June 30, 2011. The data also indicated that the Portfolio outperformed its Lipper index for the three-year period ended June 30, 2011 and underperformed its Lipper index for the one- and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the funds in the peer group on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was at the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

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The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2011 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

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In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP S&P MidCap 400 Index Portfolio

Annual Report
December 31, 2011

Calvert INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description
Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the year ended December 31, 2011, Calvert VP S&P MidCap 400 Index Portfolio (Class I) returned -2.24% compared with -1.73% for the Standard & Poor’s (S&P) MidCap 400 Index. The Portfolio’s underperformance is largely attributable to fees and operating expenses which the Index does not incur.

Investment Climate

Equity markets were mixed in 2011, with large cap stocks outperforming small cap stocks. Generally, equity markets performed well during the first half of the year. However, a growing financial crisis in Europe and the potential for global recession pushed stocks lower during the second half. The Standard and Poor’s downgrade of the AAA credit rating of the U.S., a failed fiscal process in Washington, and political unrest in the Middle East added fuel to the fire. Volatility increased substantially and a flight to quality characterized the second half of the year.

Central banks in both the U.S. and Europe continue to use accommodative monetary policy as politicians attempt to solve the debt problems plaguing many sovereign nations. Against that backdrop, domestic economic activity improved slightly during the year, with relatively strong corporate profits and balance sheets.

Portfolio Strategy

As an index fund, the Portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the S&P MidCap 400 Index. The Index includes 400 mid-sized companies that have an average market capitalization of $2.7 billion.

Average Annual Total Return
(period ended 12.31.11)
	Class I	Class F
One Year	-2.24%	-2.47%
Five year	2.71%	2.50	%*
Ten year	6.39%	6.18	%*

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for Class I shares is 0.59%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* Class F share performance prior to October 1, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 4

At year end, the S&P MidCap 400 Index was most heavily invested in Financials (20.6%) and Industrials (16.6%). Other sectors of significant weight included Information Technology (15.2%), Consumer Discretionary (13.0%), and Health Care (10.1%). The Index had the lowest exposure to Telecommunication Services (0.5%) and Consumer Staples (4.2%).

Over the full year, the top-performing sectors of the S&P MidCap 400 Index were Consumer Staples (22.2%) and Utilities (16.7%). The worst performing sectors included Information Technology (-11.6%), Telecommunication Services (-9.8%), and Energy (-9.6%).

The Portfolio continued to meet its investment objective of closely tracking the total return of the S&P MidCap 400 Index. The Portfolio fully replicates the Index, which means that it holds all of the stocks in the Index. Market fluctuation, cash flows, and corporate actions may cause the Portfolio to hold a slightly different weighting than the Index. The S&P MidCap 400 Index is not a mutual fund and direct investment in the Index is not possible. Unlike the Index, the Portfolio incurs operating expenses. During 2011, the Portfolio’s slight underperformance was largely attributable to these expenses.

% of Total
Economic Sectors	Investments

Consumer Discretionary	12.8%
Consumer Staples	4.2%
Energy	6.5%
Exchange Traded Funds	0.5%
Financials	20.3%
Government	0.2%
Health Care	9.5%
Industrials	16.5%
Information Technology	15.5%
Materials	6.7%
Telecommunication Services	0.5%
Time Deposit	0.7%
Utilities	6.1%

Total	100%

Outlook

The outlook for 2012 is for a modest increase in U.S. economic growth and a sluggish global economy. Domestic corporate earnings and balance sheets appear to be healthy. Interest rates should remain low, as central banks around the world maintain an accommodative stance until economic growth improves. The unemployment rate is likely to fall but will probably remain at abnormally high levels.

However, the risk to this outlook is clearly skewed toward the downside. It is unclear if Europe can solve its financial problems without large scale defaults or debt restructuring. A recession in Europe appears likely at this point, and the depth and length of that potential recession is unknown. Furthermore, it is not clear whether Europe’s problems will be contained to Europe or if they will spread to other parts of the world, causing a global recession.

January 2012

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Class I
Actual	$1,000.00	$902.70	$2.64

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.43	$2.80

Class F
Actual	$1,000.00	$901.50	$3.79

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.22	$4.02

* Expenses are equal to the Fund’s annualized expense ratio of 0.55% and 0.79%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P MidCap 400 Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP S&P MidCap 400 Index Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the year ended December 31, 2007 were audited by other auditors whose report thereon, dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP S&P MidCap 400 Index Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS DECEMBER 31, 2011

EQUITY SECURITIES - 98.6%	SHARES	VALUE
Aerospace & Defense - 1.3%
Alliant Techsystems, Inc.	5,593	$319,696
BE Aerospace, Inc.*	17,508	677,735
Esterline Technologies Corp.*	5,197	290,876
Exelis, Inc.	30,900	279,645
Huntington Ingalls Industries, Inc.*	8,263	258,466
Triumph Group, Inc	7,331	428,497
		2,254,915

Air Freight & Logistics - 0.1%
UTi Worldwide, Inc.	17,333	230,356

Airlines - 0.4%
Alaska Air Group, Inc.*	6,012	451,441
JetBlue Airways Corp.*	34,476	179,275
		630,716

Auto Components - 0.4%
Gentex Corp.	24,355	720,664

Automobiles - 0.1%
Thor Industries, Inc.	7,219	198,017

Beverages - 0.7%
Monster Beverage Corp.*	12,860	1,184,920

Biotechnology - 1.3%
Regeneron Pharmaceuticals, Inc.*	12,886	714,271
United Therapeutics Corp.*	8,813	416,414
Vertex Pharmaceuticals, Inc.*	35,404	1,175,767
		2,306,452

Building Products - 0.4%
Fortune Brands Home & Security, Inc.*	26,413	449,813
Lennox International, Inc.	8,794	296,798
		746,611

Capital Markets - 2.0%
Affiliated Managers Group, Inc.*	9,041	867,484
Apollo Investment Corp	32,511	209,371
Eaton Vance Corp.	19,423	459,160
Greenhill & Co., Inc	4,822	175,376
Janus Capital Group, Inc.	31,675	199,869
Jefferies Group, Inc	24,429	335,899
Raymond James Financial, Inc	17,327	536,444
SEI Investments Co.	24,784	430,002
Waddell & Reed Financial, Inc	14,248	352,923
		3,566,528

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 8

EQUITY SECURITIES - cont’d	SHARES	VALUE
Chemicals - 2.8%
Albemarle Corp	15,055	$775,483
Ashland, Inc	13,259	757,884
Cabot Corp	10,839	348,366
Cytec Industries, Inc.	8,417	375,819
Intrepid Potash, Inc.*	8,714	197,198
Minerals Technologies, Inc.	2,992	169,138
NewMarket Corp	1,809	358,381
Olin Corp.	13,545	266,159
RPM International, Inc	22,244	546,090
Scotts Miracle-Gro Co.	7,388	344,946
Sensient Technologies Corp	8,502	322,226
Valspar Corp	15,865	618,259
		5,079,949

Commercial Banks - 3.8%
Associated Banc-Corp.	29,081	324,835
BancorpSouth, Inc.	12,503	137,783
Bank of Hawaii Corp	7,800	347,022
Cathay General Bancorp	13,381	199,778
City National Corp	7,946	351,054
Commerce Bancshares, Inc.	13,435	512,142
Cullen/Frost Bankers, Inc.	10,396	550,052
East West Bancorp, Inc	25,302	499,714
FirstMerit Corp	18,520	280,208
Fulton Financial Corp	33,953	333,079
Hancock Holding Co.	14,378	459,665
International Bancshares Corp.	8,987	164,777
Prosperity Bancshares, Inc	7,960	321,186
Signature Bank*	7,838	470,202
SVB Financial Group*	7,219	344,274
Synovus Financial Corp.	133,654	188,452
TCF Financial Corp.	26,562	274,120
Trustmark Corp	10,614	257,814
Valley National Bancorp	31,743	392,661
Webster Financial Corp.	12,461	254,080
Westamerica Bancorporation	4,722	207,296
		6,870,194

Commercial Services & Supplies - 1.7%
Brink’s Co	7,921	212,917
Clean Harbors, Inc.*	8,017	510,923
Copart, Inc.*	9,055	433,644
Corrections Corp. of America*	16,891	344,070
Deluxe Corp.	8,448	192,276
Herman Miller, Inc	9,724	179,408
HNI Corp	7,631	199,169
Mine Safety Appliances Co.	5,283	174,973
Rollins, Inc.	10,804	240,065
TravelCenters of America LLC (b)*	60,000	10
Waste Connections, Inc.	18,989	629,295
		3,116,750

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - cont’d	SHARES	VALUE
Communications Equipment - 1.2%
Adtran, Inc	10,667	$321,717
Ciena Corp.*	16,156	195,488
Plantronics, Inc.	7,211	257,000
Polycom, Inc.*	30,070	490,141
Riverbed Technology, Inc.*	26,315	618,402
Tellabs, Inc.	63,300	255,732
		2,138,480

Computers & Peripherals - 0.6%
Diebold, Inc	10,629	319,614
NCR Corp.*	26,719	439,795
QLogic Corp.*	17,067	256,005
		1,015,414

Construction & Engineering - 1.1%
AECOM Technology Corp.*	19,566	402,473
Granite Construction, Inc	5,803	137,647
KBR, Inc	25,269	704,247
Shaw Group, Inc.*	10,959	294,797
URS Corp.*	13,515	474,647
		2,013,811

Construction Materials - 0.3%
Martin Marietta Materials, Inc	7,757	584,955

Containers & Packaging - 1.9%
AptarGroup, Inc.	11,216	585,139
Greif, Inc.	5,219	237,725
Packaging Corp. of America	16,509	416,687
Rock-Tenn Co.	11,970	690,669
Silgan Holdings, Inc.	8,325	321,678
Sonoco Products Co.	16,972	559,397
Temple-Inland, Inc.	18,611	590,155
		3,401,450

Distributors - 0.4%
LKQ Corp.*	24,881	748,420

Diversified Consumer Services - 0.8%
ITT Educational Services, Inc.*	3,355	190,866
Matthews International Corp	4,840	152,121
Regis Corp.	9,806	162,289
Service Corp. International	38,672	411,857
Sotheby’s	11,467	327,153
Strayer Education, Inc	1,988	193,214
		1,437,500

Diversified Financial Services - 0.4%
MSCI, Inc.*	20,467	673,978

Diversified Telecommunication Services - 0.3%
tw telecom, Inc.*	25,354	491,361

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 10

EQUITY SECURITIES - cont’d	SHARES	VALUE
Electric Utilities - 1.7%
Cleco Corp.	10,298	$392,354
Great Plains Energy, Inc.	22,812	496,845
Hawaiian Electric Industries, Inc.	16,292	431,412
IDACORP, Inc	8,448	358,280
NV Energy, Inc	40,061	654,997
PNM Resources, Inc.	13,148	239,688
Westar Energy, Inc	19,892	572,492
		3,146,068

Electrical Equipment - 1.8%
Acuity Brands, Inc.	7,174	380,222
AMETEK, Inc.	27,178	1,144,194
General Cable Corp.*	8,636	215,986
Hubbell, Inc., Class B	9,923	663,452
Regal-Beloit Corp.	7,048	359,236
Thomas & Betts Corp.*	8,836	482,446
		3,245,536

Electronic Equipment & Instruments - 2.3%
Arrow Electronics, Inc.*	19,024	711,688
Avnet, Inc.*	25,296	786,453
Ingram Micro, Inc.*	26,063	474,086
Itron, Inc.*	6,894	246,598
National Instruments Corp.	15,737	408,375
Tech Data Corp.*	7,000	345,870
Trimble Navigation Ltd.*	20,932	908,449
Vishay Intertechnology, Inc.*	26,017	233,893
		4,115,412

Energy Equipment & Services - 2.9%
Atwood Oceanics, Inc.*	9,594	381,745
CARBO Ceramics, Inc.	3,373	415,992
Dresser-Rand Group, Inc.*	12,772	637,451
Dril-Quip, Inc.*	5,850	385,047
Helix Energy Solutions Group, Inc.*	17,538	277,100
Oceaneering International, Inc	18,339	845,978
Oil States International, Inc.*	8,697	664,190
Patterson-UTI Energy, Inc	25,928	518,041
Superior Energy Services, Inc.*	13,557	385,561
Tidewater, Inc	8,810	434,333
Unit Corp.*	7,029	326,146
		5,271,584

Food & Staples Retailing - 0.2%
Ruddick Corp.	8,366	356,726

Food Products - 2.1%
Corn Products International, Inc.	12,802	673,257
Flowers Foods, Inc.	18,853	357,830
Green Mountain Coffee Roasters, Inc.*	22,048	988,853
Lancaster Colony Corp.	3,377	234,161
Ralcorp Holdings, Inc.*	9,359	800,194
Smithfield Foods, Inc.*	27,726	673,187
Tootsie Roll Industries, Inc	4,256	100,740
		3,828,222

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - cont’d	SHARES	VALUE
Gas Utilities - 1.6%
Atmos Energy Corp.	15,339	$511,556
National Fuel Gas Co.	14,063	781,621
Questar Corp.	30,146	598,699
UGI Corp.	19,599	576,211
WGL Holdings, Inc	8,730	386,041
		2,854,128

Health Care Equipment & Supplies - 2.7%
Cooper Co.’s, Inc	8,103	571,424
Gen-Probe, Inc.*	7,890	466,457
Hill-Rom Holdings, Inc	10,599	357,080
Hologic, Inc.*	44,664	782,067
IDEXX Laboratories, Inc.*	9,531	733,506
Masimo Corp.*	10,136	189,391
ResMed, Inc.*	25,085	637,159
STERIS Corp	9,937	296,321
Teleflex, Inc.	6,808	417,262
Thoratec Corp.*	10,173	341,406
		4,792,073

Health Care Providers & Services - 3.8%
AMERIGROUP Corp.*	8,114	479,375
Catalyst Health Solutions, Inc.*	8,492	441,584
Community Health Systems, Inc.*	15,431	269,271
Health Management Associates, Inc.*	42,852	315,819
Health Net, Inc.*	14,084	428,435
Henry Schein, Inc.*	15,299	985,715
HMS Holdings Corp.*	14,438	461,727
LifePoint Hospitals, Inc.*	8,013	297,683
Lincare Holdings, Inc.	15,031	386,447
Mednax, Inc.*	8,303	597,899
Omnicare, Inc	19,410	668,675
Owens & Minor, Inc.	10,555	293,323
Universal Health Services, Inc., Class B	16,387	636,799
VCA Antech, Inc.*	14,676	289,851
WellCare Health Plans, Inc.*	7,265	381,413
		6,934,016

Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc.*	32,180	609,489

Hotels, Restaurants & Leisure - 1.6%
Bally Technologies, Inc.*	7,237	286,296
Bob Evans Farms, Inc.	4,989	167,331
Brinker International, Inc.	13,687	366,264
Cheesecake Factory, Inc.*	9,327	273,747
International Speedway Corp	4,721	119,677
Life Time Fitness, Inc.*	7,140	333,795
Panera Bread Co.*	5,037	712,484
Scientific Games Corp.*	9,608	93,198
Wendy’s Co.	49,839	267,137
WMS Industries, Inc.*	9,226	189,318
		2,809,247

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 12

EQUITY SECURITIES - cont’d	SHARES	VALUE
Household Durables - 1.4%
American Greetings Corp.	6,832	$85,468
KB Home	12,116	81,419
MDC Holdings, Inc.	6,422	113,220
Mohawk Industries, Inc.*	9,689	579,887
NVR, Inc.*	845	579,670
Toll Brothers, Inc.*	24,704	504,456
Tupperware Brands Corp	9,737	544,980
		2,489,100

Household Products - 1.1%
Church & Dwight Co., Inc.	24,283	1,111,190
Energizer Holdings, Inc.*	11,383	881,955
		1,993,145

Industrial Conglomerates - 0.3%
Carlisle Co.’s, Inc	10,271	455,005

Insurance - 4.2%
American Financial Group, Inc	12,979	478,795
Arthur J. Gallagher & Co.	19,221	642,750
Aspen Insurance Holdings Ltd	11,727	310,766
Brown & Brown, Inc.	19,714	446,128
Everest Re Group Ltd.	9,117	766,649
Fidelity National Financial, Inc	36,998	589,378
First American Financial Corp.	17,811	225,665
Hanover Insurance Group, Inc.	7,526	263,034
HCC Insurance Holdings, Inc.	19,297	530,667
Kemper Corp.	8,518	248,811
Mercury General Corp	6,063	276,594
Old Republic International Corp.	42,796	396,719
Protective Life Corp	14,020	316,291
Reinsurance Group of America, Inc.	12,437	649,833
StanCorp Financial Group, Inc	7,374	270,995
Transatlantic Holdings, Inc	9,751	533,672
WR Berkley Corp.	18,790	646,188
		7,592,935

Internet & Catalog Retail - 0.1%
HSN, Inc.	6,840	248,018

Internet Software & Services - 1.2%
AOL, Inc.*	16,142	243,744
Equinix, Inc.*	8,048	816,067
Monster Worldwide, Inc.*	21,869	173,421
Rackspace Hosting, Inc.*	17,578	756,030
ValueClick, Inc.*	13,714	223,401
		2,212,663

IT Services - 2.9%
Acxiom Corp.*	13,277	162,112
Alliance Data Systems Corp.*	8,429	875,268
Broadridge Financial Solutions, Inc.	21,069	475,106
Convergys Corp.*	20,361	260,010
CoreLogic, Inc.*	17,616	227,775

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EQUITY SECURITIES - cont’d	SHARES	VALUE
IT Services - Cont’d
DST Systems, Inc.	5,560	$253,091
Gartner, Inc.*	15,980	555,625
Global Payments, Inc	13,284	629,396
Jack Henry & Associates, Inc.	14,697	493,966
Lender Processing Services, Inc.	13,969	210,513
Mantech International Corp.	3,850	120,274
NeuStar, Inc.*	10,943	373,922
VeriFone Systems, Inc.*	17,868	634,671
		5,271,729

Leisure Equipment & Products - 0.4%
Polaris Industries, Inc	11,718	655,974

Life Sciences - Tools & Services - 1.2%
Bio-Rad Laboratories, Inc.*	3,342	320,966
Charles River Laboratories International, Inc.*	8,502	232,360
Covance, Inc.*	10,314	471,556
Mettler-Toledo International, Inc.*	5,361	791,873
Techne Corp	6,281	428,741
		2,245,496

Machinery - 5.5%
AGCO Corp.*	16,498	708,919
CLARCOR, Inc	8,527	426,265
Crane Co.	8,293	387,366
Donaldson Co., Inc.	12,650	861,212
Gardner Denver, Inc	8,580	661,175
Graco, Inc.	10,230	418,305
Harsco Corp.	13,536	278,571
IDEX Corp.	14,164	525,626
ITT Corp	15,400	297,682
Kennametal, Inc	13,452	491,267
Lincoln Electric Holdings, Inc.	14,225	556,482
Nordson Corp	10,122	416,824
Oshkosh Corp.*	15,285	326,793
Pentair, Inc.	16,732	557,008
SPX Corp	8,660	521,938
Terex Corp.*	18,143	245,112
Timken Co.	14,256	551,850
Trinity Industries, Inc.	13,406	402,984
Valmont Industries, Inc.	3,815	346,364
Wabtec Corp.	8,143	569,603
Woodward, Inc.	10,062	411,837
		9,963,183

Marine - 0.5%
Alexander & Baldwin, Inc	7,029	286,924
Kirby Corp.*	9,450	622,188
		909,112

Media - 1.0%
AMC Networks, Inc.*	9,759	366,743
DreamWorks Animation SKG, Inc.*	11,910	197,646
John Wiley & Sons, Inc	8,064	358,042
Lamar Advertising Co.*	9,772	268,730

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 14

EQUITY SECURITIES - cont’d	SHARES	VALUE
Media - Cont’d
Meredith Corp	6,209	$202,724
New York Times Co.*	20,266	156,656
Scholastic Corp.	4,042	121,139
Valassis Communications, Inc.*	7,798	149,956
		1,821,636

Metals & Mining - 1.3%
Carpenter Technology Corp.	7,500	386,100
Commercial Metals Co.	19,483	269,450
Compass Minerals International, Inc.	5,516	379,777
Reliance Steel & Aluminum Co	12,727	619,678
Steel Dynamics, Inc.	36,649	481,934
Worthington Industries, Inc.	9,101	149,074
		2,286,013

Multiline Retail - 0.2%
99¢ Only Stores*	7,990	175,381
Saks, Inc.*	26,487	258,248
		433,629

Multi-Utilities - 2.2%
Alliant Energy Corp.	18,839	830,988
Black Hills Corp.	6,682	224,381
MDU Resources Group, Inc	32,048	687,750
NSTAR	17,584	825,745
OGE Energy Corp	16,645	943,938
Vectren Corp.	13,895	420,046
		3,932,848

Office Electronics - 0.2%
Zebra Technologies Corp.*	8,916	319,014

Oil, Gas & Consumable Fuels - 3.9%
Arch Coal, Inc.	35,923	521,243
Bill Barrett Corp.*	7,978	271,810
Cimarex Energy Co	14,555	900,956
Comstock Resources, Inc.*	8,119	124,221
Energen Corp	12,238	611,900
Forest Oil Corp.*	19,064	258,317
HollyFrontier Corp	35,316	826,394
Northern Oil And Gas, Inc.*	10,452	250,639
Patriot Coal Corp.*	15,119	128,058
Plains Exploration & Production Co.*	23,935	878,893
Quicksilver Resources, Inc.*	19,811	132,932
SM Energy Co.	10,864	794,158
Southern Union Co.	21,176	891,721
World Fuel Services Corp.	12,077	506,992
		7,098,234

Paper & Forest Products - 0.4%
Domtar Corp.	6,187	494,713
Louisiana-Pacific Corp.*	22,492	181,510
		676,223

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - cont’d	SHARES	VALUE
Pharmaceuticals - 0.6%
Endo Pharmaceuticals Holdings, Inc.*	19,833	$684,833
Medicis Pharmaceutical Corp.	10,710	356,108
		1,040,941

Professional Services - 0.9%
Corporate Executive Board Co	5,647	215,151
FTI Consulting, Inc.*	6,879	291,807
Korn/Ferry International*	7,897	134,723
Manpower, Inc	13,850	495,138
Towers Watson & Co	8,709	521,930
		1,658,749

Real Estate Investment Trusts - 8.7%
Alexandria Real Estate Equities, Inc.	10,517	725,357
American Campus Communities, Inc.	12,028	504,695
BRE Properties, Inc.	12,784	645,336
Camden Property Trust	12,113	753,913
Corporate Office Properties Trust	12,063	256,459
Duke Realty Corp	42,934	517,355
Equity One, Inc.	9,870	167,593
Essex Property Trust, Inc.	5,793	813,974
Federal Realty Investment Trust	10,778	978,105
Highwoods Properties, Inc	12,320	365,534
Home Properties, Inc	8,193	471,671
Hospitality Properties Trust	20,968	481,845
Liberty Property Trust	19,698	608,274
Macerich Co.	22,397	1,133,288
Mack-Cali Realty Corp.	14,590	389,407
National Retail Properties, Inc.	17,552	463,022
Omega Healthcare Investors, Inc.	17,513	338,877
Potlatch Corp.	6,813	211,952
Rayonier, Inc.	20,520	915,808
Realty Income Corp	22,612	790,516
Regency Centers Corp.	15,263	574,194
Senior Housing Properties Trust	27,609	619,546
SL Green Realty Corp	14,624	974,543
Taubman Centers, Inc.	9,832	610,567
UDR, Inc	37,183	933,293
Weingarten Realty Investors	20,261	442,095
		15,687,219

Real Estate Management & Development - 0.3%
Jones Lang LaSalle, Inc.	7,379	452,038

Road & Rail - 1.5%
Con-way, Inc.	9,374	273,346
JB Hunt Transport Services, Inc.	15,322	690,563
Kansas City Southern*	18,646	1,268,114
Landstar System, Inc.	7,899	378,520
Werner Enterprises, Inc.	7,553	182,027
		2,792,570

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Semiconductors & Semiconductor Equipment - 2.6%
Atmel Corp.*	78,528	$636,077
Cree, Inc.*	19,587	431,697
Cypress Semiconductor Corp.*	26,289	444,021
Fairchild Semiconductor International, Inc.*	21,503	258,896
Integrated Device Technology, Inc.*	24,863	135,752
International Rectifier Corp.*	11,591	225,097
Intersil Corp.	21,222	221,558
Lam Research Corp.*	20,278	750,691
MEMC Electronic Materials, Inc.*	39,122	154,141
RF Micro Devices, Inc.*	47,185	254,799
Semtech Corp.*	11,252	279,275
Silicon Laboratories, Inc.*	6,947	301,639
Skyworks Solutions, Inc.*	31,895	517,337
		4,610,980

Software - 4.2%
ACI Worldwide, Inc.*	5,663	162,188
Advent Software, Inc.*	5,523	134,540
ANSYS, Inc.*	15,682	898,265
Cadence Design Systems, Inc.*	46,229	480,782
Compuware Corp.*	37,200	309,504
Concur Technologies, Inc.*	7,896	401,038
FactSet Research Systems, Inc.	7,667	669,176
Fair Isaac Corp	5,892	211,169
Informatica Corp.*	18,053	666,697
Mentor Graphics Corp.*	15,448	209,475
MICROS Systems, Inc.*	13,603	633,628
Parametric Technology Corp.*	19,835	362,187
Quest Software, Inc.*	9,669	179,843
Rovi Corp.*	18,418	452,715
Solera Holdings, Inc.	12,036	536,084
Synopsys, Inc.*	24,327	661,694
TIBCO Software, Inc.*	27,134	648,774
		7,617,759

Specialty Retail - 4.6%
Aaron’s, Inc	12,810	341,771
Advance Auto Parts, Inc	12,298	856,310
Aeropostale, Inc.*	13,546	206,576
American Eagle Outfitters, Inc	32,699	499,968
ANN, Inc.*	8,734	216,428
Ascena Retail Group, Inc.*	11,550	343,266
Barnes & Noble, Inc.*	6,663	96,480
Chico’s FAS, Inc.	28,505	317,546
Collective Brands, Inc.*	10,027	144,088
Dick’s Sporting Goods, Inc	16,394	604,611
Foot Locker, Inc.	25,965	619,006
Guess?, Inc.	11,339	338,129
Office Depot, Inc.*	47,174	101,424
PetSmart, Inc.	18,949	971,894
RadioShack Corp.	16,850	163,613
Rent-A-Center, Inc.	9,966	368,742
Signet Jewelers Ltd	14,752	648,498
Tractor Supply Co.	12,057	845,799

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - cont’d	SHARES	VALUE
Specialty Retail - Cont’d
Williams-Sonoma, Inc.	17,600	$677,600
		8,361,749

Textiles, Apparel & Luxury Goods - 1.8%
Deckers Outdoor Corp.*	6,554	495,286
Fossil, Inc.*	8,926	708,367
Hanesbrands, Inc.*	16,495	360,581
PVH Corp.	11,468	808,379
Under Armour, Inc.*	6,233	447,467
Warnaco Group, Inc.*	6,872	343,875
		3,163,955

Thrifts & Mortgage Finance - 1.0%
Astoria Financial Corp.	14,073	119,480
First Niagara Financial Group, Inc.	59,045	509,558
New York Community Bancorp, Inc.	74,250	918,473
Washington Federal, Inc.	18,254	255,373
		1,802,884

Tobacco - 0.1%
Universal Corp	3,992	183,472

Trading Companies & Distributors - 0.8%
GATX Corp	7,910	345,351
MSC Industrial Direct Co., Inc.	7,729	553,010
United Rentals, Inc.*	10,635	314,264
Watsco, Inc	4,768	313,067
		1,525,692

Water Utilities - 0.3%
Aqua America, Inc.	23,522	518,660

Wireless Telecommunication Services - 0.2%
Telephone & Data Systems, Inc.	15,620	404,402

Total Equity Securities (Cost $165,032,942)		177,798,969

exchange traded funds - 0.5%
SPDR S&P MidCap 400 Trust	6,100	973,194

Total Exchange Traded Funds (Cost $997,876)		973,194

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			PRINCIPAL
U.S. TREASURY - 0.2%			AMOUNT	VALUE
United States Treasury Bills, 0.0245%, 3/22/12^			$300,000	$299,983

Total U.S. Treasury (Cost $299,983)				299,983

TIME DEPOSIT - 0.7%
State Street Time Deposit, 0.113%, 1/3/12			1,183,033	1,183,033

Total Time Deposit (Cost $1,183,033)				1,183,033

TOTAL INVESTMENTS (Cost $167,513,834) - 100.0%				180,255,179
Other assets and liabilities, net - 0.0%				5,263
net assets - 100%				$180,260,442

net assets consIst of:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 2,689,946 shares outstanding				$177,078,973
Class F: 25,327 shares outstanding				1,585,473
Undistributed net investment income				351,488
Accumulated net realized gain (loss) on investments				(11,521,873)
Net unrealized appreciation (depreciation) on investments				12,766,381

Net assets				$180,260,442

Net Asset Value Per Share
Class I (based on net assets of $178,562,667)				$66.38
Class F (based on net assets of $1,697,775)				$67.03

			Underlying	Unrealized
	Number of	Expiration	face amount	appreciation
futures	contracts	date	at value	(depreciation)
Purchased:
E-Mini S&P 400 Index^	19	3/12	$1,666,870	$25,036

(b)	This security was valued by the Board of Directors. See Note A.
^	Futures collateralized by $300,000 par value of U.S. Treasury Bills.
*	Non-income producing security.

Abbreviations:
LLC: Limited Liability Corporation

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment Income:
Dividend income	$2,618,215
Interest income	1,848
Total investment income	2,620,063

Expenses:
Investment advisory fee	561,142
Transfer agency fees and expenses	10,207
Administrative fees	187,047
Distribution Plan expenses:
Class F	2,978
Directors’ fees and expenses	29,290
Custodian fees	52,946
Reports to shareholders	72,741
Professional fees	36,546
Accounting fees	30,522
Contract services	63,039
Miscellaneous	4,300
Total expenses	1,050,758
Reimbursement from Advisor:
Class I	(15,821)
Class F	(2,082)
Fees paid indirectly	(520)
Net expenses	1,032,335

Net Investment Income	1,587,728

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	14,847,047
Futures	(197,143)
14,649,904

Change in unrealized appreciation (depreciation) on:
Investments	(22,310,526)
Futures	5,972
(22,304,554)

Net realized and unrealized gain
(loss)	(7,654,650)

Increase (decrease) In net assets
Resulting from operations	($6,066,922)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (decrease) In net assets	2011	2010
Operations:
Net investment income	$1,587,728	$1,418,684
Net realized gain (loss)	14,649,904	6,489,289
Change in unrealized appreciation (depreciation)	(22,304,554)	24,363,317

Increase (decrease) In net assets
resultIng from oPeratIons	(6,066,922)	32,271,290

Distributions to shareholders from:
Net investment income:
Class I shares	(1,286,039)	(1,228,433)
Class F shares	(6,770)	(4,451)
Total distributions	(1,292,809)	(1,232,884)

Capital share transactions:
Shares sold:
Class I shares	18,174,325	26,187,479
Class F shares	975,817	681,679
Shares issued from merger (See Note F):
Class I shares	19,913,400	40,248,159
Reinvestment of distributions:
Class I shares	1,286,039	1,228,420
Class F shares	6,769	4,451
Shares redeemed:
Class I shares	(31,330,918)	(24,522,456)
Class F shares	(406,810)	(212,413)
Total capital share transactions	8,618,622	43,615,319

total Increase (decrease) In net assets	1,258,891	74,653,725

Net assets
Beginning of year	179,001,551	104,347,826
End of year (including undistributed net investment income
of $351,488 and $308,470, respectively)	$180,260,442	$179,001,551

Capital share activity
Shares sold:
Class I shares	520,548	1,096,981
Class F shares	13,899	11,199
Reinvestment of distributions:
Class I shares	19,284	17,845
Class F shares	100	64
Shares issued from merger (See Note F):
Class I shares	259,610	648,641
Shares redeemed:
Class I shares	(450,060)	(414,094)
Class F shares	(5,817)	(3,613)
Total capital share activity	357,564	1,357,023

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP S&P MidCap 400 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Class F shares are subject to Distribution Plan Expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, securities valued at $10 or 0.00% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market

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or exchange on which they are traded and are categorized as Level 1 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Exchange traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. Short-term securities of suf-ficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
Investments In securities	level 1	level 2	level 3		total
Equity securities**	$177,798,959	—	$10		$177,798,969
Exchange traded funds	973,194	—	—		973,194
U.S. government obligations	—	$299,983	—		299,983
Other debt obligations	—	1,183,033	—		1,183,033
TOTAL	$178,772,153	$1,483,016	$10	*	$180,255,179

Other financial instruments***	$25,036	—	—		$25,036

*Level 3 securities represent 0.0% of net assets.

**For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

***Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract

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prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position.

During the year, the Portfolio invested in E-Mini S&P 400 Index and E-Mini S&P 500 Index Futures. The volume of activity has varied throughout the year with a weighted average of 12 contracts and $374,748 weighted average notional value.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

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Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio’s average daily net assets. Under the terms of the agreement, $45,744 was payable at year end. In addition, $15,522 was payable at year end for operating expenses paid by the Advisor during December 2011.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2012. The contractual expense cap is .55% and .79% for Class I and Class F, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $15,248 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed 0.20% annually of average daily net assets of Class F. Under the terms of the agreement, $283 was payable at year end.

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Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $231 for the year ended December 31, 2011. Under the terms of the agreement, $19 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $30,171,343 and $54,562,453, respectively.

Capital loss carryforward

Expiration date
31-Dec-15	($7,650,555)
31-Dec-16	(5,197,845)

Capital losses may be utilized to offset future capital gains until expiration; however the Portfolio’s use of capital loss carryforwards acquired from CVS Ameritas MidCap Growth and CVP MidCap Value Portfolios may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$1,292,809	$1,232,884
Total	$1,292,809	$1,232,884

As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$28,908,029
Unrealized (depreciation)	(16,411,281)
Net unrealized appreciation/(depreciation)	$12,496,748

Undistributed ordinary income	$351,488
Undistributed long term capital gain	$1,596,160
Federal income tax cost of investments	$167,758,431

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The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, return of capital distributions, Section 1256 contracts, and capital loss carryovers subject to limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts.

Undistributed investment income	($251,901)
Accumulated net realized gain (loss)	251,901

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2011. For the year ended December 31, 2011, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$2,585	1.48%	$265,959	March 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE F — REORGANIZATION

On December 9, 2010, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert VP Mid Cap Value Portfolio (“Mid Cap Value”) for shares of the acquiring portfolio, Calvert VP S&P MidCap 400 Index Portfolio (“S&P MidCap 400”) and the assumption of the liabilities of Mid Cap Value. Shareholders approved the Plan at a meeting on April 15, 2011 and the reorganization took place on April 29, 2011.

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The acquisition was accomplished by a tax-free exchange of the following shares:

		Acquiring
Merged Portfolio	Shares	Portfolio	Shares	Value
MID CAP VALUE	1,085,126	S&P MIDCAP 400, CLASS I	259,610	$19,913,400

For financial reporting purposes, assets received and shares issued by S&P MidCap 400 were recorded at fair value; however, the cost basis of the investments received from Mid Cap Value were carried forward to align ongoing reporting of S&P MidCap 400’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized
	Net	Appreciation	Acquiring	Net
Merged Portfolio	Assets	(Depreciation)	Portfolio	Assets
MID CAP VALUE	$19,913,400	$5,195,860	S&P MIDCAP 400	$196,338,740

Assuming the acquisition had been completed on January 1, 2011, S&P MidCap 400’s results of operations for the year ended December 31, 2011 would have been as follows:

Net investment income	$1,573,736	(a)
Net realized and change in unrealized gain (loss) on investments	($5,856,432	) (b)
Net increase (decrease) in assets from operations	($4,282,696)

Because S&P MidCap 400 and Mid Cap Value sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Mid Cap Value that have been included in S&P MidCap 400’s Statement of Operations since April 29, 2011.

(a)	$1,587,728 as reported, plus ($13,992), from Mid Cap Value pre-merger.
(b)	($7,654,650) as reported, plus $1,798,218 from Mid Cap Value pre-merger.

On December 10, 2009, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert Variable Series, Inc., Ameritas MidCap Growth Portfolio (“Ameritas MidCap”) for shares of the acquiring portfolio, Calvert Variable Products, Inc., S&P MidCap 400 Index Portfolio (“S&P MidCap 400”) and the assumption of the liabilities of Ameritas MidCap. Shareholders approved the Plan at a meeting on April 16, 2010 and the reorganization took place on April 30, 2010.

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The acquisition was accomplished by a tax-free exchange of the following shares:

Merged portfolio	Shares	Acquiring portfolio	Shares	Value
AMERITAS MIDCAP	1,607,954	S&P MIDCAP 400, CLASS I	648,641	$40,248,159

For financial reporting purposes, assets received and shares issued by S&P MidCap 400 were recorded at fair value; however, the cost basis of the investments received from Ameritas Midcap were carried forward to align ongoing reporting of S&P MidCap 400’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized
Merged	Net	appreciation	Acquiring	Net
portfolio	assets	(depreciation)	portfolio	assets
AMERITAS MIDCAP	$40,248,159	$5,524,697	S&P MIDCAP 400	$117,174,063

Assuming the acquisition had been completed on January 1, 2010, S&P MidCap 400’s results of operations for the year ended December 31, 2010 would have been as follows:

Net investment income	$1,460,750	(a)
Net realized and change in unrealized gain (loss) on investments	$35,644,107	(b)
Net increase (decrease) in assets from operations	$37,104,857

(a)	$1,418,684, as reported, plus $42,066 from Ameritas MidCap pre-merger.
(b)	$30,852,606, as reported, plus $4,791,501 from Ameritas MidCap pre-merger.

Because S&P MidCap 400 and Ameritas MidCap sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Ameritas MidCap that have been included in S&P MidCap 400’s Statement of Operations since April 30, 2010.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2011, the Portfolio considers 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
Class I shares	2011 (z)	2010 (z)	2009
Net asset value, beginning	$68.39	$54.66	$40.39
Income from investment operations:
Net investment income	.59	.59	.60
Net realized and unrealized gain (loss)	(2.12)	13.61	14.10
Total from investment operations	(1.53)	14.20	14.70
Distributions from:
Net investment income	(0.48)	(.47)	(.43)
Total distributions	(0.48)	(.47)	(.43)
Total increase (decrease) in net asset value	(2.01)	13.73	14.27
Net asset value, ending	$66.38	$68.39	$54.66

Total return*	(2.24%)	25.98%	36.38%
Ratios to average net assets: A
Net investment income	.85%	1.00%	1.25%
Total expenses	.56%	.59%	.57%
Expenses before offsets	.55%	.55%	.55%
Net expenses	.55%	.55%	.55%
Portfolio turnover	16%	17%	16%
Net assets, ending (in thousands)	$178,563	$177,819	$103,825

		Years ended
		December 31,	December 31,
Class I shares		2008 (z)	2007
Net asset value, beginning		$70.69	$69.23
Income from investment operations:
Net investment income		.72	.67
Net realized and unrealized gain (loss)		(24.89)	4.44
Total from investment operations		(24.17)	5.11
Distributions from:
Net investment income		(1.26)	(.66)
Net realized gain		(4.87)	(2.99)
Total distributions		(6.13)	(3.65)
Total increase (decrease) in net asset value		(30.30)	1.46
Net asset value, ending		$40.39	$70.69

Total return*		(36.63%)	7.38%
Ratios to average net assets: A
Net investment income		1.27%	1.11%
Total expenses		.55%	.52%
Expenses before offsets		.55%	.52%
Net expenses		.55%	.52%
Portfolio turnover		22%	23%
Net assets, ending (in thousands)		$84,665	$172,221

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
Class F shares	2011 (z)	2010 (z)	2009
Net asset value, beginning	$69.00	$55.10	$40.65
Income from investment operations:
Net investment income	.44	.46	.43
Net realized and unrealized gain (loss)	(2.14)	13.70	14.25
Total from investment operations	(1.70)	14.16	14.68
Distributions from:
Net investment income	(.27)	(.26)	(.23)
Total distributions	(.27)	(.26)	(.23)
Total increase (decrease) in net asset value	(1.97)	13.90	14.45
Net asset value, ending	$67.03	$69.00	$55.10

Total return*	(2.47%)	25.70%	36.12%
Ratios to average net assets: A
Net investment income	.63%	.77%	.98%
Total expenses	.93%	1.02%	1.90%
Expenses before offsets	.79%	.79%	.79%
Net expenses	.79%	.79%	.79%
Portfolio turnover	16%	17%	16%
Net assets, ending (in thousands)	$1,698	$1,183	$523

		Periods ended
		December 31,	December 31,
Class F shares		2008 (z)	2007	^
Net asset value, beginning		$70.66	$73.77
Income from investment operations:
Net investment income		.66	.16
Net realized and unrealized gain (loss)		(24.90)	(3.27)
Total from investment operations		(24.24)	(3.11)
Distributions from:
Net investment income		(.90)	—
Net realized gain		(4.87)	—
Total distributions		(5.77)	—
Total increase (decrease) in net asset value		(30.01)	(3.11)
Net asset value, ending		$40.65	$70.66

Total return*		(36.76%)	(4.21%)
Ratios to average net assets: A
Net investment income		1.26%	.89	% (a)
Total expenses		.79%	.71	% (a)
Expenses before offsets		.78%	.71	% (a)
Net expenses		.78%	.71	% (a)
Portfolio turnover		22%	23%
Net assets, ending (in thousands)		$104	$1

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(a)	Annualized.
*	Total return is not annualized for periods less than one year.
^	From October 1, 2007 inception.
(z)	Per share figures calculated using the Average Share Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 8, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, includ-

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ing, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-, three-and five-year periods ended June 30, 2011. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three-and five-year periods ended June 30, 2011. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was at the median of its peer universe and that total expenses (net of expense reimbursements) were above the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvi-sor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitabil-ity of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 36

information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three and five-year periods ended June 30, 2011 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 37

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

www.calvert.com CALVERT VP S&P MIDCAP 400 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 38

Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP Nasdaq 100 Index Portfolio

Annual Report

December 31, 2011

Calvert INVESTMENTS

A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description
Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

TABLE OF CONTENTS

4	Portfolio Manager Remarks
6	Shareholder Expense Example
7	Report of Independent Registered Public Accounting Firm
8	Statement of Net Assets
13	Statement of Operations
14	Statements of Changes in Net Assets
15	Notes to Financial Statements
21	Financial Highlights
23	Explanation of Financial Tables
24	Proxy Voting
25	Availability of Quarterly Portfolio Holdings
25	Basis for Board’s Approval of Investment Advisory Contracts
29	Director and Officer Information Table

CALVERT VP NASDAQ 100 INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the year ended December 31, 2011, Calvert VP Nasdaq 100 Index Portfolio returned 3.02% compared with 3.66% for the Nasdaq 100 Index. The Portfolio’s underperformance is largely attributable to fees and operating expenses which the Index does not incur.

Investment Climate

Equity markets were mixed in 2011, with large cap stocks outperforming small cap stocks. Generally, equity markets performed well during the first half of the year. However, a growing financial crisis in Europe and the potential for global recession pushed stocks lower during the second half. The Standard and Poor’s downgrade of the AAA credit rating for the U.S., a failed fiscal process in Washington, and political unrest in the Middle East added fuel to the fire. Volatility increased substantially and a flight to quality characterized the second half of the year.

Central banks in both the U.S. and Europe continue to use accommodative monetary policy as politicians attempted to solve the debt problems plaguing many sovereign nations. Against that backdrop, domestic economic activity improved slightly during the year, with relatively strong corporate profits and balance sheets.

PortfolIo Strategy

As an index fund, the Portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the Nasdaq 100 Index. The Index includes 100 of the largest and most actively traded non-financial domestic and international companies. The average market capitalization of the companies in the Index is roughly $27 billion, which is larger than the $24 billion average market capitalization of companies in the Standard & Poor’s 500 Index.

Over the full year, the top performing sectors in

Average Annual Total Return
(period ended 12.31.11)

One year	3.02%
Five year	5.43%
Ten year	3.71%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.68%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 4

the Nasdaq 100 were Consumer Staples (9.7%), Health Care (7.6%), and Consumer Discretionary (6.0%). The worst performing sectors were Industrials (-10.2%), Materials (-4.5%), and Telecommunication Services (-0.4%).

At year end, the Nasdaq 100 Index had the heaviest investments in Information Technology (67.0%), Consumer Discretionary (15.4%), and Health Care (11.4%) companies. It had the lowest exposure to companies in the Materials (0.3%), Telecommunications Services (1.2%), and Consumer Staples (2.2%) sectors.

The Portfolio continued to meet its investment objective of closely tracking the total return of the Nasdaq 100 Index. The Portfolio fully replicates the Index, which means that it holds all of the stocks in the Index. Market fluctuation, cash flows, and corporate actions may cause the Portfolio to hold a slightly different weighting than the Index. The Nasdaq 100 Index is not a mutual fund and direct investment in the Index is not possible. Unlike the Index, the Portfolio incurs operating expenses. During 2011, the Portfolio’s slight underperformance was largely attributable to these expenses.

% of Total
Economic Sectors	Investments

Consumer Discretionary	14.8%
Consumer Staples	2.4%
Exchange Traded Funds	1.0%
Government	0.4%
Health Care	10.9%
Industrials	2.2%
Information Technology	65.0%
Materials	0.5%
Telecommunication Services	1.0%
Time Deposit	1.8%
Total	100%

Outlook

The outlook for 2012 is for a modest increase in U.S. economic growth and a sluggish global economy. Domestic corporate earnings and balance sheets appear to be healthy. Interest rates should remain low, as central banks around the world maintain an accommodative stance until economic growth improves. The unemployment rate is likely to fall but will probably remain at abnormally high levels.

However, the risk to this outlook is clearly skewed toward the downside. It is unclear if Europe can solve its financial problems without large scale defaults or debt restructuring. A recession in Europe appears likely at this point, and the depth and length of that potential recession is unknown. Furthermore, it is not clear whether Europe’s problems will be contained to Europe or if they will spread to other parts of the world, causing a global recession.

January 2012

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Actual	$1,000.00	$981.50	$3.35

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.83	$3.41

* Expenses are equal to the Fund’s annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Nasdaq 100 Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Nasdaq 100 Index Portfolio (the Portfolio), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the year ended December 31, 2007 were audited by other auditors whose report thereon, dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Nasdaq 100 Index Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS DECEMBER 31, 2011

EQUITY SECURITIES - 96.8%	SHARES	VALUE
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc	3,430	$239,346
Expeditors International of Washington, Inc.	4,472	183,173
		422,519

Beverages - 0.3%
Monster Beverage Corp.*	1,819	167,603

Biotechnology - 6.3%
Alexion Pharmaceuticals, Inc.*	3,877	277,206
Amgen, Inc.	18,315	1,176,006
Biogen Idec, Inc.*	5,076	558,614
Celgene Corp.*	9,276	627,058
Gilead Sciences, Inc.*	15,694	642,355
Vertex Pharmaceuticals, Inc.*	4,369	145,094
		3,426,333

Chemicals - 0.3%
Sigma-Aldrich Corp.	2,516	157,149

Commercial Services & Supplies - 0.3%
Stericycle, Inc.*	1,800	140,256

Communications Equipment - 7.9%
Cisco Systems, Inc.	112,324	2,030,818
F5 Networks, Inc.*	1,661	176,265
QUALCOMM, Inc.	35,123	1,921,228
Research In Motion Ltd.*	10,935	158,558
		4,286,869

Computers & Peripherals - 16.9%
Apple, Inc.*	19,419	7,864,695
Dell, Inc.*	37,537	549,166
NetApp, Inc.*	7,698	279,206
SanDisk Corp.*	5,028	247,428
Seagate Technology plc	9,706	159,178
		9,099,673

Diversified Consumer Services - 0.3%
Apollo Group, Inc.*	2,719	146,473

Electronic Equipment & Instruments - 0.1%
Flextronics International Ltd.*	14,902	84,345

Food & Staples Retailing - 1.9%
Costco Wholesale Corp	9,055	754,463
Whole Foods Market, Inc.	3,750	260,925
		1,015,388

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 8

EQUITY SECURITIES - cont’d	SHARES	VALUE
Food Products - 0.3%
Green Mountain Coffee Roasters, Inc.*	3,221	$144,462

Health Care Equipment & Supplies - 0.9%
DENTSPLY International, Inc.	2,995	104,795
Intuitive Surgical, Inc.*	815	377,353
		482,148

Health Care Providers & Services - 1.1%
Express Scripts, Inc.*	10,144	453,335
Henry Schein, Inc.*	1,888	121,644
		574,979

Health Care Technology - 0.4%
Cerner Corp.*	3,546	217,193

Hotels, Restaurants & Leisure - 2.0%
Ctrip.com International Ltd. (ADR)*	3,094	72,399
Starbucks Corp.	15,575	716,606
Wynn Resorts Ltd	2,622	289,705
		1,078,710

Household Durables - 0.3%
Garmin Ltd	4,074	162,186

Internet & Catalog Retail - 4.6%
Amazon.com, Inc.*	9,502	1,644,796
Expedia, Inc.	2,522	73,188
Liberty Media Corp. - Interactive*	11,726	190,137
Netflix, Inc.*	1,157	80,169
priceline.com, Inc.*	1,040	486,418
		2,474,708

Internet Software & Services - 10.3%
Akamai Technologies, Inc.*	3,749	121,018
Baidu, Inc. (ADR)*	5,666	659,919
eBay, Inc.*	26,973	818,091
Google, Inc.*	5,348	3,454,273
VeriSign, Inc	3,324	118,733
Yahoo!, Inc.*	25,915	418,009
		5,590,043

IT Services - 2.7%
Automatic Data Processing, Inc.	10,211	551,496
Cognizant Technology Solutions Corp.*	6,312	405,925
Fiserv, Inc.*	2,971	174,517
Infosys Ltd. (ADR)	1,630	83,749
Paychex, Inc	7,622	229,498
		1,445,185

Leisure Equipment & Products - 0.4%
Mattel, Inc.	7,076	196,430

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - cont’d	SHARES	VALUE
Life Sciences - Tools & Services - 0.3%
Life Technologies Corp.*	3,723	$144,862

Machinery - 0.5%
PACCAR, Inc.	7,485	280,463

Media - 4.8%
Comcast Corp	43,723	1,036,672
DIRECTV*	14,743	630,411
News Corp	35,982	641,919
Sirius XM Radio, Inc.*	78,363	142,621
Virgin Media, Inc.	6,288	134,437
		2,586,060

Metals & Mining - 0.2%
Randgold Resources Ltd. (ADR)	1,205	123,031

Multiline Retail - 0.5%
Dollar Tree, Inc.*	2,487	206,695
Sears Holdings Corp.*	2,244	71,314
		278,009

Pharmaceuticals - 1.9%
Mylan, Inc.*	8,947	192,003
Perrigo Co	1,947	189,443
Teva Pharmaceutical Industries Ltd. (ADR)	14,625	590,265
Warner Chilcott plc*	5,324	80,552
		1,052,263

Semiconductors & Semiconductor Equipment - 9.2%
Altera Corp.	6,704	248,718
Applied Materials, Inc	27,653	296,164
Avago Technologies Ltd	5,137	148,254
Broadcom Corp.*	10,095	296,389
First Solar, Inc.*	1,810	61,106
Intel Corp.	106,393	2,580,030
KLA-Tencor Corp.	3,482	168,007
Lam Research Corp.*	2,498	92,476
Linear Technology Corp.	4,781	143,573
Marvell Technology Group Ltd.*	12,656	175,286
Maxim Integrated Products, Inc	6,095	158,714
Microchip Technology, Inc	4,017	147,143
Micron Technology, Inc.*	20,635	129,794
NVIDIA Corp.*	12,661	175,481
Xilinx, Inc.	5,484	175,817
		4,996,952

Software - 17.9%
Activision Blizzard, Inc.	23,986	295,508
Adobe Systems, Inc.*	10,257	289,965
Autodesk, Inc.*	4,735	143,613
BMC Software, Inc.*	3,556	116,566
CA, Inc.	10,309	208,396
Check Point Software Technologies Ltd.*	4,357	228,917
Citrix Systems, Inc.*	3,897	236,626
Electronic Arts, Inc.*	6,925	142,655

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Software - Cont’d
Intuit, Inc.	6,217	$326,952
Microsoft Corp.	175,766	4,562,885
Nuance Communications, Inc.*	6,283	158,080
Oracle Corp.	105,403	2,703,587
Symantec Corp.*	15,402	241,041
		9,654,791

Specialty Retail - 1.7%
Bed Bath & Beyond, Inc.*	5,112	296,343
Orchard Supply Hardware Stores Corp.:
Common*	101	421
Preferred*	101	-
O’Reilly Automotive, Inc.*	2,681	214,346
Ross Stores, Inc	4,831	229,617
Staples, Inc	14,614	202,988
		943,715

Textiles, Apparel & Luxury Goods - 0.2%
Fossil, Inc.*	1,308	103,803

Trading Companies & Distributors - 0.5%
Fastenal Co.	6,168	268,986

Wireless Telecommunication Services - 1.0%
Vodafone Group plc (ADR)	19,189	537,868

Total Equity Securities (Cost $43,374,369)		52,283,455

EXCHANGE TRADED FUNDS - 1.0%
Powershares QQQ Trust, Series 1	9,400	524,802

Total Exchange Traded Funds (Cost $529,385)		524,802

	PRINCIPAL
TIME DEPOSIT - 1.8%	AMOUNT
State Street Time Deposit, 0.113%, 1/3/12	$985,612	985,612

Total Time Deposit (Cost $985,612)		985,612

U.S. TREAUSRY - 0.4%
United States Treasury Bills, 0.0245%, 3/22/12^	200,000	199,989

Total U.S. Treasury (Cost $199,989)		199,989

TOTAL INVESTMENTS (Cost $45,089,355) - 100.0%		53,993,858
Other assets and liabilities, net - (0.0%)		(10,009)
net assets - 100%		$53,983,849

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Net assets consist of:
Paid-in capital applicable to 1,819,763 shares of common stock outstanding; $0.10 par value,
20,000,000 shares authorized				$42,944,714
Undistributed net investment income				35,289
Accumulated net realized gain (loss) on investments				2,098,087
Net unrealized appreciation (depreciation) on investments				8,905,759

Net assets				$53,983,849

Net asset value Per share				$29.67

			Underlying	Unrealized
	Number of	Expiration	face amount	appreciation
Futures	contracts	date	at value	(depreciation)
Purchased:
E-Mini NASDAQ 100 Index^	26	3/12	$1,182,740	$1,256

^  Futures collateralized by $200,000 par value of U.S. Treasury Bills.

*  Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,832)	$533,718
Interest income	1,448
Total investment income	535,166

Expenses:
Investment advisory fee	204,382
Transfer agency fees and expenses	4,529
Accounting fees	9,415
Directors’ fees and expenses	9,292
Administrative fees	58,395
Custodian fees	23,349
Reports to shareholders	37,874
Professional fees	24,801
Miscellaneous	17,063
Total expenses	389,100
Reimbursement from Advisor	(9,634)
Fees paid indirectly	(310)
Net expenses	379,156

Net Investment Income	156,010

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	11,236,202
Futures	(187,493)
11,048,709

Change in unrealized appreciation (depreciation) on:
Investments	(9,222,344)
Futures	2,642
(9,219,702)

Net realized and unrealized gain (loss)	1,829,007

Increase (decrease) In net assets
Resulting from operations	$1,985,017

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (decrease) In net assets	2011	2010
Operations:
Net investment income	$156,010	$134,336
Net realized gain (loss)	11,048,709	963,877
Change in unrealized appreciation (depreciation)	(9,219,702)	8,968,590

Increase (decrease) In net assets
resultIng from oPeratIons	1,985,017	10,066,803

Distributions to shareholders from:
Net investment income	(154,259)	(104,669)
Net realized gain	(2,793,152)	—
Total distributions	(2,947,411)	(104,669)

Capital share transactions:
Shares sold	6,712,731	30,807,332
Reinvestment of distributions	2,947,411	104,679
Shares redeemed	(15,149,277)	(6,076,254)
Total capital share transactions	(5,489,135)	24,835,757

Total Increase (decrease) In net assets	(6,451,529)	34,797,891

Net assets
Beginning of year	60,435,378	25,637,487
End of year (including undistributed net investment
income of $35,289 and $33,538, respectively)	$53,983,849	$60,435,378

Capital share activity
Shares sold	213,319	1,203,922
Reinvestment of distributions	99,039	3,424
Shares redeemed	(476,590)	(228,213)
Total capital share activity	(164,232)	979,133

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP Nasdaq 100 Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, no securities were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. Short-term securities of suf-ficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Exchange traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
Investments in securities	level 1	level 2	level 3	total
Equity securities*	$52,283,455	—	—	$52,283,455
Exchange traded funds	524,802	—	—	524,802
U.S. government obligations	—	$199,989	—	199,989
Other debt obligations	—	985,612	—	985,612
TOTAL	$52,808,257	$1,185,601	—	$53,993,858

Other financial instruments**	$1,256	—	—	$1,256

*For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

**Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible

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illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position.

During the year, the Portfolio invested in E-Mini NASDAQ 100 Index Futures. The volume of activity has varied throughout the year with a weighted average of 5 contracts and $381,481 weighted average notional value.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affili-ates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio’s average daily net assets. Under the terms of the agreement, $16,002 was payable at year end. In addition, $6,156 was payable at year end for operating expenses paid by the Advisor during December 2011.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2012. The contractual expense cap is .67% (.65% prior to May 1, 2011). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $4,572 was payable at year end.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $72 for the year ended December 31, 2011. Under terms of the agreement, $6 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

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NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $12,981,762 and $21,866,132, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

Distributions paid from:	2011	2010
Ordinary income	$154,259	$104,669
Long term capital gains	2,793,152	-
Total	$2,947,411	$104,669

As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$10,675,809
Unrealized (depreciation)	(2,285,614)
Net unrealized appreciation/(depreciation)	$8,390,195

Undistributed ordinary income	$35,289
Undistributed long term capital gain	$2,613,651
Federal income tax cost of investments	$45,603,663

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and Section 1256 contracts.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the year ended December 31, 2011.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2011, the Portfolio considers 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $2,793,153 of the long term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
	2011	2010	2009
Net asset value, beginning	$30.46	$25.51	$16.63
Income from investment operations:
Net investment income	.09	.06	.02
Net realized and unrealized gain (loss)	.83	4.94	8.88
Total from investment operations	.92	5.00	8.90
Distributions from:
Net investment income	(.09)	(.05)	(.02)
Net realized gain	(1.62)	—	—
Total distributions	(1.71)	(.05)	(.02)
Total increase (decrease) in net asset value	(0.79)	4.95	8.88
Net asset value, ending	$29.67	$30.46	$25.51

Total return*	3.02%	19.61%	53.51%
Ratios to average net assets: A
Net investment income	.27%	.33%	.09%
Total expenses	.67%	.68%	.74%
Expenses before offsets	.65%	.65%	.65%
Net expenses	.65%	.65%	.65%
Portfolio turnover	23%	26%	10%
Net assets, ending (in thousands)	$53,984	$60,435	$25,637

		Years ended
		December 31,	December 31,
		2008	2007
Net asset value, beginning		$28.64	$24.47
Income from investment operations:
Net investment income (loss)		.03	(.01)
Net realized and unrealized gain (loss)		(12.01)	4.49
Total from investment operations		(11.98)	4.48
Distributions from:
Net investment income		(.03)	***
Return of capital		—	(.31)
Total distributions		(.03)	(.31)
Total increase (decrease) in net asset value		(12.01)	4.17
Net asset value, ending		$16.63	$28.64

Total return*		(41.81%)	18.50%
Ratios to average net assets: A
Net investment income (loss)		.06%	(.01%)
Total expenses		.80%	.71%
Expenses before offsets		.65%	.65%
Net expenses		.65%	.65%
Portfolio turnover		12%	13%
Net assets, ending (in thousands)		$17,189	$32,822

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
*	Total return is not annualized for periods less than one year.
***	Amount is less than $0.005.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 8, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affili-ates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the

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performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed above the median of its peer universe for the one-, three- and five-year periods ended June 30, 2011. The data also indicated that the Portfolio outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer universe and that total expenses (net of expense reimbursements) were above the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

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The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five--year periods ended June 30, 2011 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

www.calvert.com CALVERT VP NASDAQ 100 INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 28

Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP Russell 2000 Small Cap Index Portfolio

Annual Report
December 31, 2011

Calvert INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description
Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the year ended December 31, 2011, Calvert VP Russell 2000 Index Portfolio (Class I) provided a return of -4.89% compared with -4.18% for the Russell 2000 Index. The Portfolio’s underperformance is largely attributable to fees and operating expenses which the Index does not incur.

Investment Climate

Equity markets were mixed in 2011, with large cap stocks outperforming small cap stocks. Generally, equity markets performed well during the first half of the year. However, a growing financial crisis in Europe and the potential for global recession pushed stocks lower during the second half. The Standard and Poor’s downgrade of the AAA credit rating for the U.S., a failed fiscal process in Washington, and political unrest in the Middle East added fuel to the fire. Volatility increased substantially and a flight to quality characterized the second half of the year.

Central banks in both the U.S. and Europe continue to use accommodative monetary policy as politicians attempted to solve the debt problems plaguing many sovereign nations. Against that backdrop, domestic economic activity improved slightly during the year, with relatively strong corporate profits and balance sheets.

Portfolio Strategy

As an index fund, the Portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the Russell 2000 Index. The Index includes approximately 2,000 small companies with an average market capitalization of approximately $661 million, which is signifi-

Average annual total return
(period ended 12.31.11)
	Class I	Class F
One year	-4.89%	-5.07%
Five year	-0.45%	-0.65%
Ten year	4.97%	4.77%*

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for Class I shares is 0.82%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* Class F share performance prior to October 4, 2005 is based on Class I performance, adjusted to reflect Class F expenses.

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 4

cantly smaller than the $24 billion average market capitalization of companies in the Standard & Poor’s (S&P) 500 Index.

Over the full year, the top-performing sectors of the Russell 2000 Index were Utilities (16.9%), Consumer Staples (7.8%), and Health Care (1.7%). The worst performing sectors included Materials (-11.7%), Energy (-8.2%), Information Technology (-7.3%), and Consumer Discretionary (-7.1%).

At year end, the Russell 2000 Index was most heavily invested in Financials (23.2%) and Information Technology (14.7%) companies. Other sectors of significant weight included Consumer Discretionary (14.3%) and Producer Durables (14.1%). The Index had the lowest exposure to companies in the Consumer Staples (3.2%), Utilities (4.5%), and Telecommunications Services (0.8%) sectors.

The Portfolio continued to meet its investment objective of closely tracking the total return of the Russell 2000 Index. The Portfolio fully replicates the Index, which means that it holds all of the stocks in the Index. Market fluctuation, cash flows, and corporate actions may cause the Portfolio to hold a slightly different weighting than the Index. The Russell 2000 Index is not a mutual fund and direct investment in the Index is not possible. Unlike the Index, the Portfolio incurs operating expenses. During 2011, the Portfolio’s slight underperformance was largely attributable to these expenses.

% of Total
Economic Sectors	Investments

Consumer Discretionary	12.8%
Consumer Staples	3.5%
Energy	6.5%
Exchange Traded Funds	0.3%
Financials	21.8%
Government	0.4%
Health Care	12.1%
Industrials	15.3%
Information Technology	16.4%
Materials	4.3%
Telecommunication Services	0.7%
Time Deposit	2.4%
Utilities	3.5%
Total	100%

Outlook

The outlook for 2012 is for a modest increase in U.S. economic growth and a sluggish global economy. Domestic corporate earnings and balance sheets appear to be healthy. Interest rates should remain low, as central banks around the world maintain an accommodative stance until economic growth improves. The unemployment rate is likely to fall but will probably remain at abnormally high levels.

However, the risk to this outlook is clearly skewed toward the downside. It is unclear if Europe can solve its financial problems without large scale defaults or debt restructuring. A recession in Europe appears likely at this point, and the depth and length of that potential recession is unknown. Furthermore, it is not clear whether Europe’s problems will be contained to Europe or if they will spread to other parts of the world, causing a global recession.

January 2012

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Class I
Actual	$1,000.00	$898.60	$3.45

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.58	$3.67

Class F
Actual	$1,000.00	$897.90	$4.45

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.52	$4.74

* Expenses are equal to the Fund’s annualized expense ratio of 0.72% and 0.93%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Russell 2000 Small Cap Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Russell 2000 Small Cap Index Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for year ended December 31, 2007 were audited by other auditors whose report thereon, dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Russell 2000 Small Cap Index Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2011

EQUITY SECURITIES - 96.7%	SHARES	VALUE
Aerospace & Defense - 1.9%
AAR Corp	3,414	$65,446
Aerovironment, Inc.*	1,447	45,537
American Science & Engineering, Inc	788	53,671
Astronics Corp.*	970	34,736
Ceradyne, Inc.*	2,046	54,792
Cubic Corp.	1,378	60,067
Curtiss-Wright Corp	3,815	134,784
DigitalGlobe, Inc.*	2,897	49,567
Ducommun, Inc.	1,087	13,859
Esterline Technologies Corp.*	2,505	140,205
GenCorp, Inc.*	5,118	27,228
GeoEye, Inc.*	1,931	42,907
HEICO Corp.	3,528	206,317
Hexcel Corp.*	8,299	200,919
Keyw Holding Corp.*	1,077	7,970
Kratos Defense & Security Solutions, Inc.*	3,130	18,686
LMI Aerospace, Inc.*	916	16,076
Moog, Inc.*	3,732	163,947
National Presto Industries, Inc	420	39,312
Orbital Sciences Corp.*	5,042	73,260
Taser International, Inc.*	5,806	29,727
Teledyne Technologies, Inc.*	3,113	170,748
Triumph Group, Inc	3,190	186,455
		1,836,216

Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc.*	4,743	22,387
Atlas Air Worldwide Holdings, Inc.*	2,260	86,852
Forward Air Corp.	2,539	81,375
HUB Group, Inc.*	3,025	98,100
Pacer International, Inc.*	3,629	19,415
Park-Ohio Holdings Corp.*	726	12,952
		321,081

Airlines - 0.6%
Alaska Air Group, Inc.*	3,034	227,823
Allegiant Travel Co.*	1,330	70,942
Hawaiian Holdings, Inc.*	4,528	26,262
JetBlue Airways Corp.*	20,251	105,305
Republic Airways Holdings, Inc.*	4,602	15,785
Skywest, Inc.	4,346	54,716
Spirit Airlines, Inc.*	1,281	19,984
US Airways Group, Inc.*	13,313	67,497
		588,314

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 8

EQUITY SECURITIES - cont’d	SHARES	VALUE
Auto Components - 0.8%
American Axle & Manufacturing Holdings, Inc.*	5,250	$51,922
Amerigon, Inc.*	1,891	26,966
Cooper Tire & Rubber Co.	5,357	75,052
Dana Holding Corp.*	12,244	148,765
Dorman Products, Inc.*	991	36,598
Drew Industries, Inc.*	1,669	40,941
Exide Technologies*	6,612	17,389
Fuel Systems Solutions, Inc.*	1,481	24,422
Modine Manufacturing Co.*	4,047	38,285
Motorcar Parts of America, Inc.*	992	7,440
Shiloh Industries, Inc.*	483	4,047
Spartan Motors, Inc.	3,414	16,421
Standard Motor Products, Inc	1,820	36,491
Stoneridge, Inc.*	2,174	18,327
Superior Industries International, Inc.	2,023	33,460
Tenneco, Inc.*	4,968	147,947
Tower International, Inc.*	681	7,314
		731,787

Automobiles - 0.0%
Winnebago Industries, Inc.*	2,545	18,782

Beverages - 0.2%
Central European Distribution Corp.*	5,976	26,145
Coca Cola Bottling Co. Consolidated	436	25,528
Craft Brewers Alliance, Inc.*	855	5,147
Heckmann Corp.*	8,530	56,724
MGP Ingredients, Inc.	1,018	5,131
National Beverage Corp.*	1,154	18,545
Primo Water Corp.*	983	2,988
The Boston Beer Company, Inc.*	675	73,278
		213,486

Biotechnology - 3.6%
Achillion Pharmaceuticals, Inc.*	4,024	30,663
Acorda Therapeutics, Inc.*	3,388	80,770
Aegerion Pharmaceuticals, Inc.*	590	9,877
Affymax, Inc.*	2,984	19,724
Alkermes plc*	7,836	136,033
Allos Therapeutics, Inc.*	8,161	11,589
Alnylam Pharmaceuticals, Inc.*	3,186	25,966
AMAG Pharmaceuticals, Inc.*	1,838	34,757
Amicus Therapeutics, Inc.*	1,296	4,458
Anacor Pharmaceuticals, Inc.*	1,231	7,632
Anthera Pharmaceuticals, Inc.*	1,404	8,621
Ardea Biosciences, Inc.*	1,391	23,383
Arena Pharmaceuticals, Inc.*	11,560	21,617
Ariad Pharmaceuticals, Inc.*	11,099	135,963
Arqule, Inc.*	4,310	24,308
Array Biopharma, Inc.*	5,513	11,908
Astex Pharmaceuticals, Inc.*	4,667	8,821
AVEO Pharmaceuticals, Inc.*	2,638	45,374

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - cont’d	SHARES	VALUE
Biotechnology - Cont’d
AVI BioPharma, Inc.*	10,243	$7,631
BioCryst Pharmaceuticals, Inc.*	2,679	6,617
BioMimetic Therapeutics, Inc.*	1,488	4,241
Biosante Pharmaceuticals, Inc.*	7,808	3,920
Biospecifics Technologies Corp.*	285	4,737
Biotime, Inc.*	1,975	11,475
Cell Therapeutics, Inc.*	13,771	15,974
Celldex Therapeutics, Inc.*	2,949	7,667
Cepheid, Inc.*	5,197	178,829
Chelsea Therapeutics International Ltd.*	4,238	21,741
Cleveland Biolabs, Inc.*	1,936	5,537
Clovis Oncology, Inc.*	892	12,568
Codexis, Inc.*	2,017	10,690
Cubist Pharmaceuticals, Inc.*	5,076	201,111
Curis, Inc.*	6,491	30,378
Cytori Therapeutics, Inc.*	4,706	10,353
Dusa Pharmaceuticals, Inc.*	2,008	8,795
Dyax Corp.*	9,064	12,327
Dynavax Technologies Corp.*	11,642	38,651
Emergent Biosolutions, Inc.*	1,965	33,091
Enzon Pharmaceuticals, Inc.*	3,403	22,800
Exact Sciences Corp.*	4,370	35,484
Exelixis, Inc.*	11,069	52,412
Genomic Health, Inc.*	1,298	32,956
Geron Corp.*	10,723	15,870
GTx, Inc.*	1,483	4,983
Halozyme Therapeutics, Inc.*	7,451	70,859
Horizon Pharma, Inc.*	450	1,800
Idenix Pharmaceuticals, Inc.*	4,712	35,081
Immunogen, Inc.*	6,628	76,752
Immunomedics, Inc.*	6,814	22,691
Incyte Corp.*	7,269	109,108
Infinity Pharmaceuticals, Inc.*	1,415	12,509
Inhibitex, Inc.*	5,364	58,682
Insmed, Inc.*	2,040	6,222
InterMune, Inc.*	4,444	55,994
Ironwood Pharmaceuticals, Inc.*	4,145	49,616
Isis Pharmaceuticals, Inc.*	8,235	59,374
Keryx Biopharmaceuticals, Inc.*	4,735	11,980
Lexicon Pharmaceuticals, Inc.*	14,013	18,077
Ligand Pharmaceuticals, Inc., Class B*	1,684	19,989
MannKind Corp.*	6,396	15,990
Maxygen, Inc.*	2,883	16,231
Medivation, Inc.*	2,576	118,779
Metabolix, Inc.*	2,775	12,626
Micromet, Inc.*	7,939	57,081
Momenta Pharmaceuticals, Inc.*	3,872	67,334
Nabi Biopharmaceuticals*	3,714	6,982
Neurocrine Biosciences, Inc.*	4,548	38,658
NewLink Genetics Corp.*	580	4,083
Novavax, Inc.*	7,851	9,892
NPS Pharmaceuticals, Inc.*	7,052	46,473

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 10

EQUITY SECURITIES - cont’d	SHARES	VALUE
Biotechnology - Cont’d
Nymox Pharmaceutical Corp.*	1,718	$14,122
OncoGenex Pharmaceutical, Inc.*	799	9,380
Oncothyreon, Inc.*	3,418	25,908
Onyx Pharmaceuticals, Inc.*	5,367	235,880
Opko Health, Inc.*	9,218	45,168
Orexigen Therapeutics, Inc.*	3,152	5,075
Osiris Therapeutics, Inc.*	1,745	9,336
PDL BioPharma, Inc.	12,211	75,708
Peregrine Pharmaceuticals, Inc.*	4,774	4,917
Pharmacyclics, Inc.*	3,774	55,931
PharmAthene, Inc.*	2,930	3,721
Progenics Pharmaceuticals, Inc.*	2,933	25,048
Raptor Pharmaceutical Corp.*	3,949	24,721
Rigel Pharmaceuticals, Inc.*	5,636	44,468
Sangamo Biosciences, Inc.*	4,682	13,297
Savient Pharmaceuticals, Inc.*	6,212	13,853
Sciclone Pharmaceuticals, Inc.*	3,868	16,594
Seattle Genetics, Inc.*	8,202	137,096
SIGA Technologies, Inc.*	2,826	7,122
Spectrum Pharmaceuticals, Inc.*	5,050	73,881
Sunesis Pharmaceuticals, Inc.*	2,400	2,808
Synta Pharmaceuticals Corp.*	1,334	6,230
Targacept, Inc.*	2,414	13,446
Theravance, Inc.*	5,763	127,362
Trius Therapeutics, Inc.*	525	3,754
Vanda Pharmaceuticals, Inc.*	2,587	12,314
Vical, Inc.*	7,213	31,809
Zalicus, Inc.*	6,101	7,382
ZIOPHARM Oncology, Inc.*	5,687	25,080
Zogenix, Inc.*	704	1,577
		3,508,153

Building Products - 0.7%
A.O. Smith Corp.	3,180	127,582
AAON, Inc.	1,579	32,354
Ameresco, Inc.*	1,452	19,921
American Woodmark Corp	938	12,813
Apogee Enterprises, Inc	2,456	30,111
Builders FirstSource, Inc.*	4,708	9,604
Gibraltar Industries, Inc.*	2,647	36,952
Griffon Corp	3,918	35,771
Insteel Industries, Inc	1,631	17,925
NCI Building Systems, Inc.*	1,877	20,403
Quanex Building Products Corp	3,310	49,716
Simpson Manufacturing Co., Inc	3,445	115,959
Trex Co., Inc.*	1,354	31,020
Universal Forest Products, Inc.	1,697	52,386
USG Corp.*	5,869	59,629
		652,146

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - cont’d	SHARES	VALUE
Capital Markets - 1.9%
Apollo Investment Corp	16,100	$103,684
Arlington Asset Investment Corp.	625	13,331
Artio Global Investors, Inc	2,429	11,854
BGC Partners, Inc.	6,212	36,899
BlackRock Kelso Capital Corp	6,249	50,992
Calamos Asset Management, Inc	1,559	19,503
Capital Southwest Corp.	264	21,529
CIFC Corp.*	974	5,260
Cohen & Steers, Inc.	1,528	44,159
Cowen Group, Inc.*	6,639	17,195
Diamond Hill Investment Group, Inc.	250	18,495
Duff & Phelps Corp.	2,383	34,553
Edelman Financial Group, Inc	2,158	14,178
Epoch Holding Corp.	1,224	27,210
Evercore Partners, Inc.	1,616	43,018
FBR & Co.*	4,878	10,000
Fidus Investment Corp.	442	5,733
Fifth Street Finance Corp.	5,823	55,726
Financial Engines, Inc.*	3,147	70,272
FXCM, Inc.	1,468	14,313
GAMCO Investors, Inc.	612	26,616
GFI Group, Inc.	5,807	23,925
Gladstone Capital Corp.	2,184	16,664
Gladstone Investment Corp.	2,292	16,663
Gleacher & Co., Inc.*	7,221	12,131
Golub Capital BDC, Inc	687	10,648
Harris & Harris Group, Inc.*	3,204	11,086
Hercules Technology Growth Capital, Inc	3,801	35,881
HFF, Inc.*	2,386	24,647
ICG Group, Inc.*	3,171	24,480
Intl. FCStone, Inc.*	1,181	27,836
Investment Technology Group, Inc.*	3,390	36,646
JMP Group, Inc	1,155	8,258
KBW, Inc.	3,103	47,104
Knight Capital Group, Inc.*	8,248	97,491
Kohlberg Capital Corp	1,571	9,913
Ladenburg Thalmann Financial Services, Inc.*	8,462	20,986
Main Street Capital Corp	1,944	41,291
Manning & Napier, Inc.*	1,043	13,027
MCG Capital Corp	6,694	26,709
Medallion Financial Corp.	1,184	13,474
Medley Capital Corp.	1,208	12,563
MVC Capital, Inc	2,126	24,640
New Mountain Finance Corp.	598	8,019
NGP Capital Resources Co	2,245	16,142
Oppenheimer Holdings, Inc.	932	15,005
PennantPark Investment Corp.	4,208	42,459
Piper Jaffray Co.’s*	1,283	25,917
Prospect Capital Corp	9,217	85,626
Pzena Investment Management, Inc.	491	2,126

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 12

EQUITY SECURITIES - cont’d	SHARES	VALUE
Capital Markets - Cont’d
Safeguard Scientifics, Inc.*	1,902	$30,033
Solar Capital Ltd	2,998	66,226
Solar Senior Capital Ltd	800	12,600
Stifel Financial Corp.*	4,478	143,520
SWS Group, Inc.	2,652	18,219
THL Credit, Inc.	836	10,208
TICC Capital Corp.	2,790	24,133
Triangle Capital Corp.	1,641	31,376
Virtus Investment Partners, Inc.*	434	32,988
Walter Investment Management Corp	2,263	46,414
Westwood Holdings Group, Inc.	603	22,040
		1,833,634

Chemicals - 2.0%
American Vanguard Corp.	2,111	28,161
Balchem Corp.	2,466	99,972
Calgon Carbon Corp.*	4,914	77,199
Chase Corp.	526	7,311
Chemtura Corp.*	7,914	89,745
Ferro Corp.*	7,534	36,841
Flotek Industries, Inc.*	4,103	40,866
FutureFuel Corp.	1,534	19,052
Georgia Gulf Corp.*	2,950	57,495
H.B. Fuller Co.	4,279	98,888
Hawkins, Inc	759	27,977
Innophos Holdings, Inc.	1,873	90,953
Innospec, Inc.*	1,948	54,680
KMG Chemicals, Inc	568	9,809
Koppers Holdings, Inc.	1,798	61,779
Kraton Performance Polymers, Inc.*	2,621	53,206
Landec Corp.*	2,742	15,136
LSB Industries, Inc.*	1,588	44,512
Minerals Technologies, Inc.	1,501	84,851
NewMarket Corp	741	146,799
Olin Corp.	6,549	128,688
OM Group, Inc.*	2,548	57,050
Omnova Solutions, Inc.*	3,910	18,025
PolyOne Corp	7,675	88,646
Quaker Chemical Corp	976	37,957
Schulman A, Inc.	2,755	58,351
Senomyx, Inc.*	3,582	12,465
Sensient Technologies Corp	4,114	155,921
Spartech Corp.*	3,208	15,174
Stepan Co.	682	54,669
TPC Group, Inc.*	1,090	25,430
Tredegar Corp.	2,145	47,662
Zep, Inc.	1,900	26,562
Zoltek Co.’s, Inc.*	2,577	19,637
		1,891,469

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - cont’d	SHARES	VALUE
Commercial Banks - 6.2%
1st Source Corp.	1,417	$35,893
1st United Bancorp, Inc.*	2,033	11,283
Alliance Financial Corp	484	14,946
Ameris Bancorp*	2,453	25,217
Ames National Corp.	756	14,742
Arrow Financial Corp.	929	21,776
Bancfirst Corp	651	24,439
Banco Latinoamericano de Exportaciones SA	2,403	38,568
Bancorp Rhode Island, Inc	288	11,434
Bancorp, Inc.*	2,092	15,125
BancorpSouth, Inc.	6,861	75,608
Bank of Kentucky Financial Corp	473	9,484
Bank of Marin Bancorp	545	20,487
Bank of the Ozarks, Inc.	2,290	67,853
Banner Corp.	1,359	23,307
BBCN Bancorp, Inc.*	6,810	64,354
Boston Private Financial Holdings, Inc	6,538	51,912
Bridge Bancorp, Inc.	653	12,995
Bridge Capital Holdings*	752	7,821
Bryn Mawr Bank Corp.	1,004	19,568
Camden National Corp.	710	23,146
Capital Bank Corp.*	507	1,019
Capital City Bank Group, Inc	1,232	11,766
Cardinal Financial Corp	2,513	26,990
Cascade Bancorp*	500	2,190
Cathay General Bancorp	6,462	96,478
Center Bancorp, Inc	993	9,702
Centerstate Banks of Florida, Inc.	2,552	16,894
Central Pacific Financial Corp.*	1,199	15,491
Century Bancorp, Inc.	277	7,822
Chemical Financial Corp.	2,133	45,476
Citizens & Northern Corp	1,125	20,779
City Holding Co	1,381	46,802
CNB Financial Corp	1,282	20,230
CoBiz Financial, Inc.	2,995	17,281
Columbia Banking System, Inc	3,437	66,231
Community Bank System, Inc.	3,060	85,068
Community Trust Bancorp, Inc.	1,197	35,216
CVB Financial Corp.	7,857	78,806
Eagle Bancorp, Inc.*	1,706	24,805
Encore Bancshares, Inc.*	745	10,072
Enterprise Bancorp, Inc.	478	6,835
Enterprise Financial Services Corp.	1,378	20,394
Financial Institutions, Inc.	1,134	18,303
First Bancorp (North Carolina)	1,553	17,316
First Bancorp, Inc. (Maine)	691	10,621
First Busey Corp.	6,352	31,760
First Commonwealth Financial Corp	9,166	48,213
First Community Bancshares, Inc.	1,464	18,271
First Connecticut Bancorp Inc	1,473	19,164
First Financial Bancorp	5,061	84,215

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 14

EQUITY SECURITIES - cont’d	SHARES	VALUE
Commercial Banks - Cont’d
First Financial Bankshares, Inc	2,725	$91,097
First Financial Corp.	966	32,148
First Interstate Bancsystem, Inc	1,151	14,998
First Merchants Corp	2,368	20,057
First Midwest Bancorp, Inc	6,478	65,622
First of Long Island Corp	601	15,818
FirstMerit Corp	8,978	135,837
FNB Corp	10,549	119,309
German American Bancorp, Inc.	1,152	20,955
Glacier Bancorp, Inc.	6,291	75,681
Great Southern Bancorp, Inc.	940	22,175
Hampton Roads Bankshares, Inc.*	807	2,211
Hancock Holding Co.	6,471	206,878
Hanmi Financial Corp.*	2,273	16,817
Heartland Financial USA, Inc	1,357	20,816
Heritage Commerce Corp.*	1,714	8,124
Heritage Financial Corp	1,400	17,584
Home Bancshares, Inc.	1,923	49,825
Hudson Valley Holding Corp	1,336	28,350
IBERIABANK Corp.	2,512	123,842
Independent Bank Corp.	1,853	50,568
International Bancshares Corp.	4,652	85,294
Investors Bancorp, Inc.*	4,201	56,629
Lakeland Bancorp, Inc.	2,239	19,300
Lakeland Financial Corp.	1,410	36,477
MainSource Financial Group, Inc	2,090	18,455
MB Financial, Inc.	4,632	79,207
Merchants Bancshares, Inc.	377	11,008
Metro Bancorp, Inc.*	1,253	10,500
Midsouth Bancorp, Inc.	777	10,109
National Bankshares, Inc.	719	20,074
National Penn Bancshares, Inc.:
Common Stock	10,168	85,818
Fractional Shares (b)*	25,000	5
NBT Bancorp, Inc.	3,011	66,633
Old National Bancorp	8,187	95,379
OmniAmerican Bancorp, Inc.*	1,235	19,389
Oriental Financial Group, Inc	4,052	49,070
Orrstown Financial Services, Inc	623	5,140
Pacific Capital Bancorp*	338	9,545
Pacific Continental Corp.	1,909	16,895
PacWest Bancorp	2,682	50,824
Park National Corp	1,091	70,980
Park Sterling Corp.*	2,352	9,596
Penns Woods Bancorp, Inc	303	11,750
Peoples Bancorp, Inc	1,091	16,158
Pinnacle Financial Partners, Inc.*	2,915	47,077
PrivateBancorp, Inc	5,050	55,449
Prosperity Bancshares, Inc	3,853	155,469
Renasant Corp.	2,202	33,030
Republic Bancorp, Inc.	1,015	23,243
S&T Bancorp, Inc.	2,166	42,345

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - cont’d	SHARES	VALUE
Commercial Banks - Cont’d
Sandy Spring Bancorp, Inc.	2,099	$36,837
SCBT Financial Corp.	1,325	38,438
Seacoast Banking Corp of Florida*	5,956	9,053
Sierra Bancorp	987	8,686
Signature Bank*	3,908	234,441
Simmons First National Corp	1,504	40,894
Southside Bancshares, Inc.	1,451	31,429
Southwest Bancorp, Inc.*	2,012	11,992
State Bancorp, Inc	1,243	15,165
State Bank Financial Corp.*	2,598	39,256
StellarOne Corp	2,371	26,982
Sterling BanCorp.	2,786	24,071
Sterling Financial Corp.*	2,204	36,807
Suffolk Bancorp*	896	9,668
Sun Bancorp, Inc.*	3,090	7,478
Susquehanna Bancshares, Inc.	13,297	111,429
SVB Financial Group*	3,644	173,782
SY Bancorp, Inc.	1,229	25,231
Taylor Capital Group, Inc.*	889	8,641
Texas Capital Bancshares, Inc.*	3,196	97,830
Tompkins Financial Corp.	692	26,649
Tower Bancorp, Inc.	927	26,457
TowneBank	2,056	25,165
TriCo Bancshares	1,295	18,415
Trustmark Corp	5,259	127,741
UMB Financial Corp.	2,777	103,443
Umpqua Holdings Corp.	9,422	116,739
Union First Market Bankshares Corp.	1,561	20,746
United Bankshares, Inc.	4,276	120,883
United Community Banks, Inc.*	3,656	25,555
Univest Corp. of Pennsylvania	1,722	25,210
Virginia Commerce Bancorp, Inc.*	1,862	14,393
Washington Banking Co	1,588	18,913
Washington Trust Bancorp, Inc	1,232	29,396
Webster Financial Corp.	6,198	126,377
WesBanco, Inc.	2,018	39,290
West Bancorporation, Inc.	1,387	13,287
West Coast Bancorp*	1,739	27,128
Westamerica Bancorporation	2,373	104,175
Western Alliance Bancorp*	6,105	38,034
Wilshire Bancorp, Inc.*	4,669	16,948
Wintrust Financial Corp.	3,007	84,346
		5,991,128

Commercial Services & Supplies - 2.4%
ABM Industries, Inc.	4,542	93,656
ACCO Brands Corp.*	4,794	46,262
American Reprographics Co.*	3,218	14,771
AT Cross Co.*	787	8,877
The Brink’s Co.	3,836	103,112
Casella Waste Systems, Inc.*	2,315	14,816
Cenveo, Inc.*	4,813	16,364

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 16

EQUITY SECURITIES - cont’d	SHARES	VALUE
Commercial Services & Supplies - Cont’d
Clean Harbors, Inc.*	3,960	$252,371
Compx International, Inc.	107	1,576
Consolidated Graphics, Inc.*	814	39,300
Courier Corp.	1,060	12,434
Deluxe Corp.	4,225	96,161
EnergySolutions, Inc.*	7,742	23,923
EnerNOC, Inc.*	2,044	22,218
Ennis, Inc	2,271	30,272
Fuel Tech, Inc.*	1,855	12,206
G&K Services, Inc.	1,608	46,809
GEO Group, Inc.:
Common Stock*	5,342	89,478
Escrow (b)*	100,000	11
Healthcare Services Group, Inc.	5,744	101,611
Heritage-Crystal Clean, Inc.*	389	6,442
Herman Miller, Inc	4,708	86,863
HNI Corp	3,676	95,944
Innerworkings, Inc.*	2,465	22,949
Interface, Inc	4,415	50,949
Intersections, Inc	755	8,373
Kimball International, Inc., Class B	3,252	16,488
Knoll, Inc	4,116	61,123
Mcgrath RentCorp	2,093	60,676
Metalico, Inc.*	3,896	12,818
Mine Safety Appliances Co.	2,322	76,905
Mobile Mini, Inc.*	3,020	52,699
Multi-Color Corp.	1,079	27,763
NL Industries, Inc	532	6,900
Quad/Graphics, Inc.	2,074	29,741
Rollins, Inc.	5,222	116,033
Schawk, Inc	1,200	13,452
Standard Parking Corp.*	1,439	25,715
Steelcase, Inc.	6,700	49,982
Swisher Hygiene, Inc.*	6,953	26,004
SYKES Enterprises, Inc.*	3,603	56,423
Team, Inc.*	1,759	52,330
Tetra Tech, Inc.*	5,123	110,605
TMS International Corp.*	1,058	10,453
TRC Cos, Inc.*	1,457	8,757
Unifirst Corp.	1,234	70,017
United Stationers, Inc.	3,611	117,574
US Ecology, Inc.	1,699	31,907
Viad Corp.	1,798	31,429
WCA Waste Corp.*	1,383	9,003
		2,372,545

Communications Equipment - 2.0%
Adtran, Inc	5,442	164,131
Anaren, Inc.*	1,364	22,670
Arris Group, Inc.*	10,171	110,050

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - cont’d	SHARES	VALUE
Communications Equipment - Cont’d
Aruba Networks, Inc.*	7,213	$133,585
Aviat Networks, Inc.*	5,538	10,135
Bel Fuse, Inc., Class B	968	18,150
Black Box Corp	1,535	43,041
Blue Coat Systems, Inc.*	3,639	92,613
Calix, Inc.*	3,092	20,005
Communications Systems, Inc.	546	7,677
Comtech Telecommunications Corp.	1,726	49,398
Dialogic, Inc.*	1,300	1,560
Digi International, Inc.*	2,313	25,813
Emcore Corp.*	7,259	6,259
Emulex Corp.*	7,599	52,129
Extreme Networks*	9,344	27,284
Finisar Corp.*	7,366	123,344
Globecomm Systems, Inc.*	1,885	25,787
Harmonic, Inc.*	9,805	49,417
Infinera Corp.*	8,830	55,452
InterDigital, Inc.	3,847	167,614
Ixia*	3,011	31,646
KVH Industries, Inc.*	1,491	11,600
Loral Space & Communications, Inc.*	946	61,376
Meru Networks, Inc.*	500	2,065
Netgear, Inc.*	3,080	103,396
Numerex Corp.*	785	6,461
Oclaro, Inc.*	4,321	12,185
Oplink Communications, Inc.*	1,692	27,867
Opnext, Inc.*	4,498	3,633
ORBCOMM, Inc.*	2,846	8,510
Plantronics, Inc.	3,653	130,193
Powerwave Technologies, Inc.*	2,700	5,616
Procera Networks, Inc.*	935	14,567
ShoreTel, Inc.*	4,177	26,649
Sonus Networks, Inc.*	18,211	43,706
Sycamore Networks, Inc.*	1,689	30,233
Symmetricom, Inc.*	4,071	21,943
Tekelec*	5,062	55,328
Ubiquiti Networks, Inc.*	727	13,253
Viasat, Inc.*	3,053	140,804
Westell Technologies, Inc.*	4,363	9,686
		1,966,831

Computers & Peripherals - 0.6%
3D Systems Corp.*	3,444	49,594
Avid Technology, Inc.*	2,537	21,641
Cray, Inc.*	3,293	21,306
Dot Hill Systems Corp.*	4,643	6,175
Electronics for Imaging, Inc.*	3,961	56,444
Imation Corp.*	3,091	17,711
Immersion Corp.*	2,323	12,033
Intermec, Inc.*	4,881	33,484
Intevac, Inc.*	2,067	15,296
Novatel Wireless, Inc.*	2,900	9,077

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 18

EQUITY SECURITIES - cont’d	SHARES	VALUE
Computers & Peripherals - Cont’d
OCZ Technology Group, Inc.*	4,223	$27,914
Quantum Corp.*	19,651	47,162
Rimage Corp	986	11,093
Silicon Graphics International Corp.*	2,677	30,678
STEC, Inc.*	3,561	30,589
Stratasys, Inc.*	1,797	54,647
Super Micro Computer, Inc.*	2,137	33,508
Synaptics, Inc.*	2,744	82,732
Xyratex Ltd.	2,629	35,018
		596,102

Construction & Engineering - 0.8%
Aegion Corp.*	3,435	52,693
Argan, Inc.	585	8,898
Comfort Systems USA, Inc.	3,332	35,719
Dycom Industries, Inc.*	3,072	64,266
EMCOR Group, Inc.	5,493	147,267
Furmanite Corp.*	3,036	19,157
Granite Construction, Inc	3,278	77,754
Great Lakes Dredge & Dock Corp.	5,123	28,484
Layne Christensen Co.*	1,710	41,382
MasTec, Inc.*	4,632	80,458
Michael Baker Corp.*	821	16,100
MYR Group, Inc.*	1,740	33,304
Northwest Pipe Co.*	959	21,923
Orion Marine Group, Inc.*	2,790	18,554
Pike Electric Corp.*	1,702	12,237
Primoris Services Corp	2,255	33,667
Sterling Construction Co., Inc.*	1,494	16,090
Tutor Perini Corp.*	2,335	28,814
UniTek Global Services, Inc.*	902	4,086
		740,853

Construction Materials - 0.2%
Eagle Materials, Inc	3,656	93,813
Headwaters, Inc.*	6,267	13,913
Texas Industries, Inc.	1,820	56,020
United States Lime & Minerals, Inc.*	269	16,169
		179,915

Consumer Finance - 0.7%
Advance America Cash Advance Centers, Inc.	5,101	45,654
Cash America International, Inc.	2,416	112,658
Credit Acceptance Corp.*	549	45,172
DFC Global Corp.*	3,735	67,454
Ezcorp, Inc.*	4,039	106,508
First Cash Financial Services, Inc.*	2,636	92,497
First Marblehead Corp.*	5,748	6,725
Imperial Holdings, Inc.*	1,913	3,596
Nelnet, Inc	2,311	56,550
Netspend Holdings, Inc.*	2,443	19,813
Nicholas Financial, Inc.	799	10,243

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 19

EQUITY SECURITIES - cont’d	SHARES	VALUE
Consumer Finance - Cont’d
World Acceptance Corp.*	1,301	$95,625
		662,495

Containers & Packaging - 0.2%
AEP Industries, Inc.*	367	10,331
Boise, Inc.	7,752	55,194
Graphic Packaging Holding Co.*	13,136	55,960
Myers Industries, Inc.	2,589	31,948
		153,433

Distributors - 0.2%
Core-Mark Holding Co., Inc.	936	37,066
Pool Corp.	3,959	119,166
VOXX International Corp.*	1,390	11,745
Weyco Group, Inc.	737	18,093
		186,070

Diversified Consumer Services - 1.2%
American Public Education, Inc.*	1,470	63,622
Archipelago Learning, Inc.*	1,088	10,521
Ascent Capital Group, Inc.*	1,251	63,451
Bridgepoint Education, Inc.*	1,706	39,238
Cambium Learning Group, Inc.*	1,538	4,645
Capella Education Co.*	1,226	44,197
Coinstar, Inc.*	2,577	117,614
Corinthian Colleges, Inc.*	7,691	16,689
Grand Canyon Education, Inc.*	2,711	43,268
Hillenbrand, Inc.	5,152	114,993
K12, Inc.*	2,198	39,432
Lincoln Educational Services Corp	1,856	14,662
Mac-Gray Corp	1,212	16,713
Matthews International Corp	2,425	76,218
National American University Holdings, Inc.	724	5,488
Regis Corp.	5,024	83,147
School Specialty, Inc.*	1,323	3,307
Sotheby’s	5,701	162,650
Steiner Leisure Ltd.*	1,287	58,417
Stewart Enterprises, Inc	7,120	41,011
Strayer Education, Inc	1,006	97,773
Universal Technical Institute, Inc.*	1,842	23,541
		1,140,597

Diversified Financial Services - 0.4%
California First National Bancorp	145	2,332
Compass Diversified Holdings	3,191	39,536
Encore Capital Group, Inc.*	1,293	27,489
Gain Capital Holdings, Inc	987	6,613
MarketAxess Holdings, Inc.	2,418	72,806
Marlin Business Services Corp.	795	10,097
NewStar Financial, Inc.*	2,242	22,801

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 20

EQUITY SECURITIES - cont’d	SHARES	VALUE
Diversified Financial Services - Cont’d
PHH Corp.*	4,849	$51,884
Pico Holdings, Inc.*	1,974	40,625
Portfolio Recovery Associates, Inc.*	1,406	94,933
		369,116

Diversified Telecommunication Services - 0.6%
8x8, Inc.*	5,104	16,180
AboveNet, Inc.*	1,964	127,680
Alaska Communications Systems Group, Inc	3,899	11,736
Atlantic Tele-Network, Inc.	816	31,865
Boingo Wireless, Inc.*	475	4,085
Cbeyond, Inc.*	2,347	18,799
Cincinnati Bell, Inc.*	17,650	53,479
Cogent Communications Group, Inc.*	3,927	66,327
Consolidated Communications Holdings, Inc.	2,179	41,510
Fairpoint Communications, Inc.*	1,772	7,673
General Communication, Inc.*	3,588	35,127
Globalstar, Inc.*	6,474	3,496
HickoryTech Corp	1,098	12,166
IDT Corp., Class B	1,313	12,316
inContact, Inc.*	2,522	11,172
Iridium Communications, Inc.*	3,537	27,270
Lumos Networks Corp	1,286	19,727
Neutral Tandem, Inc.*	2,887	30,862
Premiere Global Services, Inc.*	4,574	38,742
SureWest Communications	1,155	13,895
Towerstream Corp.*	2,772	5,821
Vonage Holdings Corp.*	10,316	25,274
		615,202

Electric Utilities - 1.5%
Allete, Inc	2,720	114,186
Central Vermont Public Service Corp	1,112	39,031
Cleco Corp.	5,161	196,634
El Paso Electric Co.	3,460	119,855
Empire District Electric Co	3,512	74,068
IDACORP, Inc	4,208	178,461
MGE Energy, Inc.	2,022	94,569
Otter Tail Corp.	3,144	69,231
PNM Resources, Inc.	6,723	122,560
Portland General Electric Co.	6,190	156,545
UIL Holdings Corp.	4,152	146,856
Unisource Energy Corp.	3,159	116,630
Unitil Corp.	1,008	28,607
		1,457,233

Electrical Equipment - 1.1%
A123 Systems, Inc.*	7,666	12,342
Active Power, Inc.*	6,574	4,339
Acuity Brands, Inc.	3,674	194,722
American Superconductor Corp.*	3,671	13,546
AZZ, Inc	1,087	49,393

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 21

EQUITY SECURITIES - cont’d	SHARES	VALUE
Electrical Equipment - Cont’d
Belden, Inc	3,893	$129,559
Brady Corp.	3,903	123,218
Broadwind Energy, Inc.*	8,589	5,841
Capstone Turbine Corp.*	22,313	25,883
Coleman Cable, Inc.*	735	6,395
Encore Wire Corp	1,625	42,089
EnerSys*	4,224	109,697
Franklin Electric Co., Inc	2,040	88,862
FuelCell Energy, Inc.*	9,565	8,341
Generac Holdings, Inc.*	2,049	57,433
Global Power Equipment Group, Inc.*	1,295	30,756
II-VI, Inc.*	4,390	80,600
LSI Industries, Inc.	1,507	9,042
Powell Industries, Inc.*	725	22,678
PowerSecure International, Inc.*	1,894	9,375
Preformed Line Products Co	155	9,247
SatCon Technology Corp.*	7,454	4,473
Thermon Group Holdings, Inc.*	822	14,484
Valence Technology, Inc.*	5,540	5,429
Vicor Corp	1,707	13,588
		1,071,332

Electronic Equipment & Instruments - 2.4%
Aeroflex Holding Corp.*	1,630	16,691
Agilysys, Inc.*	1,841	14,636
Anixter International, Inc.*	2,454	146,357
Badger Meter, Inc.	1,311	38,583
Benchmark Electronics, Inc.*	4,990	67,215
Brightpoint, Inc.*	6,168	66,368
Checkpoint Systems, Inc.*	3,461	37,863
Cognex Corp.	3,471	124,227
Coherent, Inc.*	2,060	107,676
CTS Corp.	2,987	27,480
Daktronics, Inc.	2,960	28,327
DDi Corp.	1,132	10,562
DTS, Inc.*	1,522	41,459
Echelon Corp.*	3,061	14,907
Electro Rent Corp	1,712	29,361
Electro Scientific Industries, Inc.*	1,856	26,875
eMagin Corp.*	1,426	5,276
Fabrinet*	1,677	22,941
FARO Technologies, Inc.*	1,412	64,952
FEI Co.*	3,321	135,430
GSI Group, Inc.*	2,124	21,729
Identive Group, Inc.*	3,180	7,091
Insight Enterprises, Inc.*	4,044	61,833
InvenSense, Inc.*	834	8,307
Kemet Corp.*	3,628	25,577
LeCroy Corp.*	1,348	11,337
Littelfuse, Inc.	1,918	82,436
Maxwell Technologies, Inc.*	2,297	37,303
Measurement Specialties, Inc.*	1,271	35,537

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 22

EQUITY SECURITIES - cont’d	SHARES	VALUE
Electronic Equipment & Instruments - Cont’d
Mercury Computer Systems, Inc.*	2,519	$33,478
Methode Electronics, Inc.	3,257	27,001
Microvision, Inc.*	8,234	2,965
MTS Systems Corp	1,339	54,564
Multi-Fineline Electronix, Inc.*	971	19,954
NeoPhotonics Corp.*	937	4,291
Newport Corp.*	3,209	43,674
OSI Systems, Inc.*	1,566	76,389
Park Electrochemical Corp	1,804	46,218
PC Connection, Inc.	756	8,384
Plexus Corp.*	3,092	84,659
Power-One, Inc.*	6,116	23,914
Pulse Electronics Corp.	4,282	11,990
Radisys Corp.*	1,596	8,076
RealD, Inc.*	3,196	25,376
Richardson Electronics Ltd.	1,342	16,493
Rofin-Sinar Technologies, Inc.*	2,473	56,508
Rogers Corp.*	1,381	50,904
Sanmina-SCI Corp.*	6,955	64,751
Scansource, Inc.*	2,349	84,564
SYNNEX Corp.*	1,964	59,823
TTM Technologies, Inc.*	4,270	46,799
Universal Display Corp.*	3,246	119,096
Viasystems Group, Inc.*	399	6,751
Vishay Precision Group, Inc.*	1,011	16,156
X-Rite, Inc.*	2,168	10,060
Zygo Corp.*	1,307	23,069
		2,344,243

Energy Equipment & Services - 2.0%
Basic Energy Services, Inc.*	2,030	39,991
Bristow Group, Inc.	2,985	141,459
C&J Energy Services, Inc.*	982	20,553
Cal Dive International, Inc.*	8,254	18,571
Complete Production Services, Inc.*	6,686	224,382
Dawson Geophysical Co.*	671	26,525
Dril-Quip, Inc.*	2,909	191,470
Exterran Holdings, Inc.*	5,253	47,802
Geokinetics, Inc.*	877	1,886
Global Geophysical Services, Inc.*	1,489	10,006
Gulf Island Fabrication, Inc.	1,328	38,791
Gulfmark Offshore, Inc.*	2,037	85,574
Helix Energy Solutions Group, Inc.*	8,712	137,650
Hercules Offshore, Inc.*	10,024	44,507
Hornbeck Offshore Services, Inc.*	2,722	84,436
ION Geophysical Corp.*	11,122	68,178
Key Energy Services, Inc.*	10,253	158,614
Lufkin Industries, Inc	2,573	173,189
Matrix Service Co.*	2,442	23,052
Mitcham Industries, Inc.*	824	17,996
Natural Gas Services Group, Inc.*	1,256	18,162
Newpark Resources, Inc.*	7,785	73,957

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 23

EQUITY SECURITIES - cont’d	SHARES	VALUE
Energy Equipment & Services - Cont’d
OYO Geospace Corp.*	354	$27,375
Parker Drilling Co.*	10,148	72,761
PHI, Inc.*	1,229	30,541
Pioneer Drilling Co.*	5,200	50,336
RigNet, Inc.*	543	9,090
Tesco Corp.*	2,637	33,332
Tetra Technologies, Inc.*	6,615	61,784
Union Drilling, Inc.*	1,538	9,597
Vantage Drilling Co.*	15,538	18,024
Willbros Group, Inc.*	3,210	11,781
		1,971,372

Food & Staples Retailing - 1.1%
Andersons, Inc.	1,610	70,293
Arden Group, Inc.	92	8,281
Casey’s General Stores, Inc.	3,119	160,660
Fresh Market, Inc.*	2,311	92,209
Ingles Markets, Inc	1,303	19,623
Nash Finch Co	1,093	32,003
Pantry, Inc.*	1,987	23,784
Pricesmart, Inc.	1,502	104,524
Rite Aid Corp.*	48,762	61,440
Ruddick Corp.	4,158	177,297
Spartan Stores, Inc.	1,970	36,445
Susser Holdings Corp.*	620	14,024
The Chefs’ Warehouse, Inc.*	853	15,235
United Natural Foods, Inc.*	3,975	159,040
Village Super Market, Inc.	640	18,208
Weis Markets, Inc.	958	38,263
Winn-Dixie Stores, Inc.*	4,819	45,202
		1,076,531

Food Products - 1.4%
Alico, Inc.	267	5,172
B&G Foods, Inc.	4,166	100,276
Calavo Growers, Inc	1,019	26,168
Cal-Maine Foods, Inc.	1,233	45,091
Chiquita Brands International, Inc.*	3,926	32,743
Darling International, Inc.*	9,858	131,013
Diamond Foods, Inc.	1,809	58,376
Dole Food Co., Inc.*	3,141	27,170
Farmer Bros Co.	538	4,110
Fresh Del Monte Produce, Inc	3,000	75,030
Griffin Land & Nurseries, Inc.	267	7,065
Hain Celestial Group, Inc.*	2,943	107,890
Harbinger Group, Inc.*	714	2,863
Imperial Sugar Co	1,262	4,505
J&J Snack Foods Corp	1,241	66,121
Lancaster Colony Corp.	1,538	106,645
Lifeway Foods, Inc.*	385	3,711
Limoneira Co	753	12,733
Omega Protein Corp.*	1,591	11,344

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 24

EQUITY SECURITIES - cont’d	SHARES	VALUE
Food Products - Cont’d
Pilgrim’s Pride Corp.*	5,050	$29,088
Sanderson Farms, Inc	1,819	91,187
Seneca Foods Corp.*	794	20,501
Smart Balance, Inc.*	5,245	28,113
Snyders-Lance, Inc.	3,882	87,345
Tootsie Roll Industries, Inc	1,954	46,251
TreeHouse Foods, Inc.*	3,008	196,663
		1,327,174

Gas Utilities - 1.1%
Chesapeake Utilities Corp	827	35,850
Laclede Group, Inc.	1,951	78,957
New Jersey Resources Corp	3,400	167,280
Northwest Natural Gas Co.	2,322	111,294
Piedmont Natural Gas Co., Inc.	6,074	206,395
South Jersey Industries, Inc	2,462	139,866
Southwest Gas Corp.	3,768	160,102
WGL Holdings, Inc	4,335	191,694
		1,091,438

Health Care Equipment & Supplies - 3.0%
Abaxis, Inc.*	1,932	53,458
Abiomed, Inc.*	2,735	50,515
Accuray, Inc.*	5,598	23,680
Align Technology, Inc.*	5,184	122,990
Alphatec Holdings, Inc.*	4,714	8,108
Analogic Corp	1,128	64,657
Angiodynamics, Inc.*	2,155	31,916
Antares Pharma, Inc.*	6,536	14,379
ArthroCare Corp.*	2,356	74,638
AtriCure, Inc.*	1,154	12,809
Atrion Corp.	136	32,671
Bacterin International Holdings, Inc.*	1,880	5,377
Biolase Technology, Inc.*	2,383	6,124
Cantel Medical Corp.	1,194	33,348
Cardiovascular Systems, Inc.*	1,090	10,737
Cerus Corp.*	3,610	10,108
Conceptus, Inc.*	2,715	34,318
Conmed Corp.*	2,326	59,708
CryoLife, Inc.*	2,974	14,275
Cyberonics, Inc.*	2,431	81,439
Cynosure, Inc.*	762	8,961
Delcath Systems, Inc.*	4,459	13,600
DexCom, Inc.*	5,900	54,929
DynaVox, Inc.*	869	3,163
Endologix, Inc.*	4,516	51,844
Exactech, Inc.*	863	14,214
Greatbatch, Inc.*	2,031	44,885
Haemonetics Corp.*	2,196	134,439
Hansen Medical, Inc.*	3,943	10,173
HeartWare International, Inc.*	987	68,103

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 25

EQUITY SECURITIES - cont’d	SHARES	VALUE
Health Care Equipment & Supplies - Cont’d
ICU Medical, Inc.*	1,020	$45,900
Insulet Corp.*	3,816	71,855
Integra LifeSciences Holdings Corp.*	1,666	51,363
Invacare Corp.	2,356	36,023
IRIS International, Inc.*	1,685	15,755
Kensey Nash Corp.*	831	15,947
MAKO Surgical Corp.*	2,676	67,462
Masimo Corp.*	4,317	80,663
Medical Action Industries, Inc.*	1,487	7,777
Meridian Bioscience, Inc	3,556	66,995
Merit Medical Systems, Inc.*	3,534	47,285
Natus Medical, Inc.*	2,492	23,500
Navidea Biopharmaceuticals, Inc.*	7,299	19,123
Neogen Corp.*	1,973	60,453
NuVasive, Inc.*	3,424	43,108
NxStage Medical, Inc.*	3,668	65,217
OraSure Technologies, Inc.*	4,041	36,814
Orthofix International NV*	1,551	54,642
Palomar Medical Technologies, Inc.*	1,922	17,875
Quidel Corp.*	2,242	33,921
Rockwell Medical Technologies, Inc.*	1,318	11,163
RTI Biologics, Inc.*	5,680	25,219
Solta Medical, Inc.*	5,509	17,298
SonoSite, Inc.*	1,184	63,770
Spectranetics Corp.*	3,435	24,801
Staar Surgical Co.*	3,235	33,935
Stereotaxis, Inc.*	2,963	2,440
STERIS Corp	4,867	145,134
SurModics, Inc.*	1,615	23,676
Symmetry Medical, Inc.*	3,142	25,105
Synergetics USA, Inc.*	1,828	13,491
Synovis Life Technologies, Inc.*	1,173	32,645
Tornier NV*	866	15,588
Unilife Corp.*	4,489	14,006
Uroplasty, Inc.*	1,698	7,217
Vascular Solutions, Inc.*	1,737	19,333
Volcano Corp.*	4,398	104,628
West Pharmaceutical Services, Inc.	2,752	104,438
Wright Medical Group, Inc.*	3,396	56,034
Young Innovations, Inc	583	17,274
Zeltiq Aesthetics, Inc.*	615	6,986
Zoll Medical Corp.*	1,875	118,463
		2,893,888

Health Care Providers & Services - 3.0%
Accretive Health, Inc.*	3,288	75,558
Air Methods Corp.*	973	82,170
Alliance HealthCare Services, Inc.*	2,853	3,595
Almost Family, Inc.*	759	12,584
Amedisys, Inc.*	2,499	27,264
American Dental Partners, Inc.*	1,459	27,473

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 26

EQUITY SECURITIES - cont’d	SHARES	VALUE
Health Care Providers & Services - Cont’d
AMN Healthcare Services, Inc.*	3,253	$14,411
AmSurg Corp.*	2,705	70,438
Assisted Living Concepts, Inc	1,720	25,611
Bio-Reference Laboratories, Inc.*	2,096	34,102
BioScrip, Inc.*	3,630	19,820
Capital Senior Living Corp.*	2,806	22,280
CardioNet, Inc.*	1,876	4,446
Centene Corp.*	4,107	162,596
Chemed Corp.	1,748	89,515
Chindex International, Inc.*	1,272	10,837
Corvel Corp.*	509	26,320
Cross Country Healthcare, Inc.*	2,877	15,967
Emeritus Corp.*	2,511	43,968
Ensign Group, Inc.	1,328	32,536
ExamWorks Group, Inc.*	2,223	21,074
Five Star Quality Care, Inc.*	2,929	8,787
Gentiva Health Services, Inc.*	2,612	17,631
Hanger Orthopedic Group, Inc.*	2,753	51,454
Healthsouth Corp.*	7,818	138,144
HealthSpring, Inc.*	5,728	312,405
Healthways, Inc.*	2,984	20,470
HMS Holdings Corp.*	7,128	227,953
IPC The Hospitalist Co., Inc.*	1,420	64,922
Kindred Healthcare, Inc.*	4,477	52,694
Landauer, Inc	822	42,333
LHC Group, Inc.*	1,367	17,539
Magellan Health Services, Inc.*	2,407	119,074
MedQuist Holdings, Inc.*	2,598	24,993
Metropolitan Health Networks, Inc.*	4,239	31,665
Molina Healthcare, Inc.*	2,306	51,493
MWI Veterinary Supply, Inc.*	1,077	71,556
National Healthcare Corp	783	32,808
National Research Corp.	137	5,317
Owens & Minor, Inc.	5,239	145,592
PharMerica Corp.*	2,681	40,698
Providence Service Corp.*	1,199	16,498
PSS World Medical, Inc.*	4,559	110,282
RadNet, Inc.*	2,506	5,338
Select Medical Holdings Corp.*	3,677	31,181
Skilled Healthcare Group, Inc.*	1,394	7,611
Sun Healthcare Group, Inc.*	2,542	9,863
Sunrise Senior Living, Inc.*	5,182	33,579
Team Health Holdings, Inc.*	2,191	48,355
Triple-S Management Corp., Class B*	1,775	35,536
U.S. Physical Therapy, Inc	1,051	20,684
Universal American Corp	2,799	35,575
Vanguard Health Systems, Inc.*	2,514	25,693
WellCare Health Plans, Inc.*	3,603	189,159
		2,869,447

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 27

EQUITY SECURITIES - cont’d	SHARES	VALUE
Health Care Technology - 0.5%
athenahealth, Inc.*	2,946	$144,707
Computer Programs & Systems, Inc	938	47,941
ePocrates, Inc.*	582	4,540
HealthStream, Inc.*	1,262	23,284
MedAssets, Inc.*	3,765	34,826
Medidata Solutions, Inc.*	1,645	35,779
Merge Healthcare, Inc.*	4,792	23,241
Omnicell, Inc.*	2,844	46,983
Quality Systems, Inc.	3,302	122,141
Transcend Services, Inc.*	723	17,157
		500,599

Hotels, Restaurants & Leisure - 2.6%
AFC Enterprises, Inc.*	2,372	34,868
Ambassadors Group, Inc.	1,770	7,983
Ameristar Casinos, Inc.	2,648	45,784
Benihana, Inc.*	1,095	11,202
Biglari Holdings, Inc.*	100	36,824
BJ’s Restaurants, Inc.*	1,966	89,099
Bob Evans Farms, Inc.	2,490	83,515
Boyd Gaming Corp.*	4,718	35,196
Bravo Brio Restaurant Group, Inc.*	1,583	27,149
Buffalo Wild Wings, Inc.*	1,589	107,273
Caribou Coffee Co., Inc.*	1,061	14,801
Carrols Restaurant Group, Inc.*	890	10,297
CEC Entertainment, Inc	1,631	56,188
Cheesecake Factory, Inc.*	4,746	139,295
Churchill Downs, Inc.	995	51,869
Cracker Barrel Old Country Store, Inc.	1,886	95,073
Denny’s Corp.*	9,207	34,618
DineEquity, Inc.*	1,271	53,649
Domino’s Pizza, Inc.*	5,074	172,262
Einstein Noah Restaurant Group, Inc	351	5,553
Gaylord Entertainment Co.*	3,035	73,265
International Speedway Corp	2,420	61,347
Interval Leisure Group, Inc.*	3,495	47,567
Isle of Capri Casinos, Inc.*	1,930	9,013
Jack in the Box, Inc.*	3,734	78,041
Jamba, Inc.*	5,515	7,225
Krispy Kreme Doughnuts, Inc.*	5,108	33,406
Life Time Fitness, Inc.*	3,476	162,503
Luby’s, Inc.*	1,545	6,968
Marcus Corp	1,890	23,833
McCormick & Schmick’s Seafood Restaurants, Inc.*	1,172	10,243
Monarch Casino & Resort, Inc.*	917	9,344
Morgans Hotel Group Co.*	2,245	13,247
Multimedia Games Holding Co., Inc.*	2,104	16,706
O’Charleys, Inc.*	1,444	7,928
Orient-Express Hotels Ltd.*	7,832	58,505
Papa John’s International, Inc.*	1,584	59,685
Peet’s Coffee & Tea, Inc.*	1,028	64,435

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 28

EQUITY SECURITIES - cont’d	SHARES	VALUE
Hotels, Restaurants & Leisure - Cont’d
PF Chang’s China Bistro, Inc.	1,868	$57,740
Pinnacle Entertainment, Inc.*	5,296	53,807
Red Lion Hotels Corp.*	1,051	7,284
Red Robin Gourmet Burgers, Inc.*	1,066	29,528
Ruby Tuesday, Inc.*	5,637	38,895
Ruth’s Hospitality Group, Inc.*	3,111	15,462
Scientific Games Corp.*	4,782	46,385
Shuffle Master, Inc.*	4,687	54,932
Six Flags Entertainment Corp.	3,426	141,288
Sonic Corp.*	5,351	36,012
Speedway Motorsports, Inc.	1,288	19,745
Texas Roadhouse, Inc.	5,023	74,843
Town Sports International Holdings, Inc.*	1,684	12,377
Vail Resorts, Inc	2,959	125,343
		2,569,400

Household Durables - 0.8%
American Greetings Corp.	3,458	43,260
Beazer Homes USA, Inc.*	7,754	19,230
Blyth, Inc.	469	26,639
Cavco Industries, Inc.*	679	27,201
CSS Industries, Inc.	772	15,378
Ethan Allen Interiors, Inc	2,160	51,214
Furniture Brands International, Inc.*	4,497	5,531
Helen of Troy Ltd.*	2,682	82,337
Hovnanian Enterprises, Inc.*	5,845	8,475
iRobot Corp.*	2,010	59,999
KB Home	6,324	42,497
La-Z-Boy, Inc.*	4,509	53,657
Libbey, Inc.*	2,000	25,480
Lifetime Brands, Inc	858	10,416
M/I Homes, Inc.*	1,923	18,461
MDC Holdings, Inc.	3,082	54,336
Meritage Homes Corp.*	2,297	53,267
Sealy Corp.*	4,985	8,574
Skullcandy, Inc.*	794	9,941
Skyline Corp.	711	3,093
Standard Pacific Corp.*	9,378	29,822
The Ryland Group, Inc.	3,854	60,739
Universal Electronics, Inc.*	1,267	21,374
Zagg, Inc.*	1,641	11,602
		742,523

Household Products - 0.1%
Central Garden and Pet Co.*	3,892	32,381
Oil-Dri Corp. of America	406	8,217
Spectrum Brands Holdings, Inc.*	1,373	37,620
WD-40 Co.	1,450	58,596
		136,814

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 29

EQUITY SECURITIES - cont’d	SHARES	VALUE
Independent Power Producers & Energy Traders - 0.2%
Atlantic Power Corp.	9,659	$138,124
Dynegy, Inc.*	8,969	24,844
Genie Energy Ltd	1,313	10,412
Ormat Technologies, Inc.	1,475	26,594
		199,974

Industrial Conglomerates - 0.2%
Raven Industries, Inc.	1,534	94,954
Seaboard Corp.*	26	52,936
Standex International Corp	1,092	37,314
		185,204

Insurance - 2.7%
Alterra Capital Holdings Ltd	7,675	181,360
American Equity Investment Life Holding Co	5,120	53,248
American Safety Insurance Holdings Ltd.*	960	20,880
Amerisafe, Inc.*	1,651	38,386
Amtrust Financial Services, Inc.	1,952	46,360
Argo Group International Holdings Ltd.	2,408	69,736
Baldwin & Lyons, Inc., Class B	853	18,595
Citizens, Inc.*	3,380	32,752
CNO Financial Group, Inc.*	18,224	114,994
Crawford & Co., Class B	2,478	15,265
Delphi Financial Group, Inc	4,158	184,199
Donegal Group, Inc	916	12,971
eHealth, Inc.*	1,833	26,945
EMC Insurance Group, Inc.	497	10,223
Employers Holdings, Inc.	2,960	53,546
Enstar Group Ltd.*	575	56,465
FBL Financial Group, Inc	1,178	40,076
First American Financial Corp.	8,643	109,507
Flagstone Reinsurance Holdings SA	3,901	32,339
Fortegra Financial Corp.*	652	4,355
Global Indemnity plc*	1,364	27,048
Greenlight Capital Re Ltd.*	2,477	58,631
Hallmark Financial Services, Inc.*	1,205	8,423
Harleysville Group, Inc	1,015	57,419
Hilltop Holdings, Inc.*	3,467	29,296
Horace Mann Educators Corp.	3,435	47,094
Independence Holding Co	605	4,919
Infinity Property & Casualty Corp.	1,095	62,130
Kansas City Life Insurance Co.	365	11,979
Maiden Holdings Ltd.	4,341	38,027
Meadowbrook Insurance Group, Inc.	4,743	50,655
Montpelier Re Holdings Ltd	5,439	96,542
National Financial Partners Corp.*	3,733	50,470
National Interstate Corp.	681	16,800
National Western Life Insurance Co	193	26,279
OneBeacon Insurance Group Ltd.	1,823	28,056
Phoenix Co.’s, Inc.*	10,764	18,084
Platinum Underwriters Holdings Ltd	3,063	104,479

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 30

EQUITY SECURITIES - cont’d	SHARES	VALUE
Insurance - Cont’d
Presidential Life Corp.	1,918	$19,161
Primerica, Inc	2,794	64,933
ProAssurance Corp	2,593	206,973
RLI Corp.	1,498	109,144
Safety Insurance Group, Inc	1,103	44,650
SeaBright Holdings, Inc.	2,042	15,621
Selective Insurance Group, Inc	4,659	82,604
State Auto Financial Corp	1,338	18,183
Stewart Information Services Corp	1,793	20,709
Symetra Financial Corp.	5,553	50,366
The Navigators Group, Inc.*	1,065	50,779
Tower Group, Inc	3,270	65,956
United Fire & Casualty Co	1,996	40,279
Universal Insurance Holdings, Inc.	1,043	3,734
		2,651,625

Internet & Catalog Retail - 0.3%
1-800-FLOWERS.COM, Inc.*	2,081	4,578
Blue Nile, Inc.*	1,104	45,132
Geeknet, Inc.*	360	6,138
HSN, Inc.	3,398	123,211
NutriSystem, Inc	2,351	30,398
Orbitz Worldwide, Inc.*	2,514	9,453
Overstock.com, Inc.*	951	7,456
PetMed Express, Inc.	1,778	18,456
Shutterfly, Inc.*	2,488	56,627
US Auto Parts Network, Inc.*	1,360	5,943
Valuevision Media, Inc.*	3,363	6,322
		313,714

Internet Software & Services - 1.8%
Active Network, Inc.*	1,010	13,736
Ancestry.com, Inc.*	2,602	59,742
Angie’s List, Inc.*	848	13,653
Bankrate, Inc.*	1,895	40,742
Carbonite, Inc.*	592	6,571
comScore, Inc.*	2,620	55,544
Constant Contact, Inc.*	2,495	57,909
Cornerstone OnDemand, Inc.*	938	17,109
DealerTrack Holdings, Inc.*	3,529	96,201
Demand Media, Inc.*	850	5,652
Dice Holdings, Inc.*	3,980	32,994
Digital River, Inc.*	3,259	48,950
Earthlink, Inc	9,440	60,794
Envestnet, Inc.*	1,573	18,813
FriendFinder Networks, Inc.*	410	308
Infospace, Inc.*	3,325	36,542
Internap Network Services Corp.*	4,533	26,926
IntraLinks Holdings, Inc.*	2,626	16,386
j2 Global, Inc	3,954	111,266
Keynote Systems, Inc.	1,035	21,259

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 31

EQUITY SECURITIES - cont’d	SHARES	VALUE
Internet Software & Services - Cont’d
KIT Digital, Inc.*	3,247	$27,437
Limelight Networks, Inc.*	4,616	13,663
Liquidity Services, Inc.*	1,469	54,206
LivePerson, Inc.*	4,395	55,157
LogMeIn, Inc.*	1,674	64,533
LoopNet, Inc.*	1,589	29,047
Marchex, Inc., Class B	1,359	8,494
ModusLink Global Solutions, Inc.	4,598	24,829
Move, Inc.*	3,426	21,652
NIC, Inc.	5,384	71,661
OpenTable, Inc.*	1,935	75,717
Openwave Systems, Inc.*	8,707	13,757
Perficient, Inc.*	1,859	18,609
Quepasa Corp.*	580	1,926
QuinStreet, Inc.*	2,264	21,191
RealNetworks, Inc	1,733	12,997
Responsys, Inc.*	779	6,925
RightNow Technologies, Inc.*	2,093	89,434
Saba Software, Inc.*	2,907	22,936
SciQuest, Inc.*	1,014	14,470
SPS Commerce, Inc.*	707	18,347
Stamps.com, Inc.*	894	23,360
support.com, Inc.*	4,845	10,901
TechTarget, Inc.*	1,109	6,477
Travelzoo, Inc.*	438	10,766
United Online, Inc.	7,634	41,529
ValueClick, Inc.*	6,466	105,331
Vocus, Inc.*	1,554	34,328
Web.com Group, Inc.*	2,389	27,354
XO Group, Inc.*	2,474	20,633
Zillow, Inc.*	338	7,598
Zix Corp.*	5,001	14,103
		1,710,465

IT Services - 2.0%
Acxiom Corp.*	6,669	81,428
CACI International, Inc.*	2,225	124,422
Cardtronics, Inc.*	3,539	95,765
Cass Information Systems, Inc.	858	31,223
Ciber, Inc.*	5,446	21,022
Computer Task Group, Inc.*	1,181	16,628
Convergys Corp.*	8,646	110,409
CSG Systems International, Inc.*	2,979	43,821
Dynamics Research Corp.*	735	8,335
Echo Global Logistics, Inc.*	987	15,940
Euronet Worldwide, Inc.*	4,289	79,261
ExlService Holdings, Inc.*	1,326	29,663
Forrester Research, Inc.*	1,276	43,307
Global Cash Access Holdings, Inc.*	4,679	20,821
Hackett Group, Inc.*	3,281	12,271
Heartland Payment Systems, Inc	3,313	80,705
Higher One Holdings, Inc.*	2,515	46,377

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 32

EQUITY SECURITIES - cont’d	SHARES	VALUE
IT Services - Cont’d
iGate Corp.*	2,542	$39,986
Jack Henry & Associates, Inc.	7,295	245,185
Lionbridge Technologies, Inc.*	6,186	14,166
Mantech International Corp.	1,948	60,855
MAXIMUS, Inc	2,852	117,930
MoneyGram International, Inc.*	965	17,129
NCI, Inc.*	685	7,980
PRGX Global, Inc.*	1,605	9,550
Sapient Corp	9,015	113,589
ServiceSource International, Inc.*	821	12,881
Stream Global Services, Inc.*	418	1,384
Syntel, Inc	1,266	59,211
TeleTech Holdings, Inc.*	2,084	33,761
TNS, Inc.*	2,282	40,437
Unisys Corp.*	3,725	73,420
Virtusa Corp.*	1,404	20,330
Wright Express Corp.*	3,174	172,285
		1,901,477

Leisure Equipment & Products - 0.4%
Arctic Cat, Inc.*	1,125	25,369
Black Diamond, Inc.*	1,088	8,127
Brunswick Corp.	7,317	132,145
Callaway Golf Co	5,633	31,150
Eastman Kodak Co.*	23,419	15,211
Jakks Pacific, Inc.	2,442	34,457
Johnson Outdoors, Inc.*	405	6,217
Leapfrog Enterprises, Inc.*	3,509	19,615
Marine Products Corp.*	813	4,032
Smith & Wesson Holding Corp.*	5,544	24,172
Steinway Musical Instruments, Inc.*	547	13,697
Sturm Ruger & Co., Inc.	1,672	55,945
Summer Infant, Inc.*	1,000	7,040
		377,177

Life Sciences - Tools & Services - 0.3%
Affymetrix, Inc.*	6,207	25,387
Albany Molecular Research, Inc.*	2,450	7,180
BG Medicine, Inc.*	625	2,950
Cambrex Corp.*	2,197	15,774
Complete Genomics, Inc.*	616	1,805
Enzo Biochem, Inc.*	3,458	7,746
eResearchTechnology, Inc.*	4,032	18,910
Fluidigm Corp.*	695	9,146
Furiex Pharmaceuticals, Inc.*	816	13,635
Harvard Bioscience, Inc.*	1,892	7,322
Luminex Corp.*	3,279	69,613
Medtox Scientific, Inc.*	622	8,739
Pacific Biosciences of California, Inc.*	2,788	7,806

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 33

EQUITY SECURITIES - cont’d	SHARES	VALUE
Life Sciences - Tools & Services - Cont’d
PAREXEL International Corp.*	4,838	$100,340
Sequenom, Inc.*	9,193	40,909
		337,262

Machinery - 3.2%
Accuride Corp.*	3,324	23,667
Actuant Corp.	5,637	127,904
Alamo Group, Inc	670	18,043
Albany International Corp.	2,370	54,794
Altra Holdings, Inc.*	2,349	44,232
American Railcar Industries, Inc.*	977	23,380
Ampco-Pittsburgh Corp	791	15,298
Astec Industries, Inc.*	1,736	55,917
Barnes Group, Inc	4,587	110,593
Blount International, Inc.*	4,185	60,766
Briggs & Stratton Corp	4,379	67,831
Cascade Corp	795	37,500
Chart Industries, Inc.*	2,510	135,716
CIRCOR International, Inc	1,493	52,718
CLARCOR, Inc	4,268	213,357
Colfax Corp.*	2,231	63,539
Columbus McKinnon Corp.*	1,673	21,230
Commercial Vehicle Group, Inc.*	2,272	20,539
Douglas Dynamics, Inc	1,532	22,398
Dynamic Materials Corp	1,203	23,795
Energy Recovery, Inc.*	4,261	10,993
EnPro Industries, Inc.*	1,799	59,331
ESCO Technologies, Inc.	2,314	66,597
Federal Signal Corp.*	5,446	22,601
Flow International Corp.*	4,867	17,034
FreightCar America, Inc.*	1,042	21,830
Gerber Scientific, Inc.*	2,334	-
Gorman-Rupp Co	1,275	34,616
Graham Corp	1,022	22,934
Greenbrier Co.’s, Inc.*	1,515	36,784
Hurco Cos, Inc.*	529	11,109
John Bean Technologies Corp.	2,463	37,856
Kadant, Inc.*	1,153	26,069
Kaydon Corp.	2,679	81,709
LB Foster Co.	945	26,734
Lindsay Corp.	1,094	60,050
Lydall, Inc.*	1,583	15,023
Meritor, Inc.*	7,762	41,294
Met-Pro Corp.	1,517	13,714
Middleby Corp.*	1,540	144,822
Miller Industries, Inc.	1,050	16,516
Mueller Industries, Inc	3,111	119,525
Mueller Water Products, Inc	13,480	32,891
NACCO Industries, Inc	503	44,878
NN, Inc.*	1,381	8,286
Omega Flex, Inc.*	248	3,504

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 34

EQUITY SECURITIES - cont’d	SHARES	VALUE
Machinery - Cont’d
PMFG, Inc.*	1,648	$32,152
RBC Bearings, Inc.*	1,895	79,021
Robbins & Myers, Inc.	3,240	157,302
Sauer-Danfoss, Inc.*	1,012	36,645
Sun Hydraulics Corp.	1,639	38,402
Tecumseh Products Co.*	1,715	8,060
Tennant Co.	1,652	64,213
Titan International, Inc.	3,674	71,496
Trimas Corp.*	2,100	37,695
Twin Disc, Inc	694	25,206
Wabash National Corp.*	5,981	46,891
Watts Water Technologies, Inc	2,566	87,783
Woodward, Inc.	5,203	212,959
Xerium Technologies, Inc.*	695	4,545
		3,072,287

Marine - 0.1%
Baltic Trading Ltd.	1,516	7,201
Eagle Bulk Shipping, Inc.*	6,450	6,077
Excel Maritime Carriers Ltd.*	3,693	5,355
Genco Shipping & Trading Ltd.*	2,930	19,807
International Shipholding Corp.	583	10,896
Ultrapetrol (Bahamas) Ltd.*	2,297	6,845
		56,181

Media - 1.2%
AH Belo Corp	1,669	7,928
Arbitron, Inc.	2,329	80,141
Belo Corp.	7,968	50,198
Central European Media Enterprises Ltd.*	3,010	19,625
Cinemark Holdings, Inc.	7,637	141,208
Crown Media Holdings, Inc.*	3,539	4,282
Cumulus Media, Inc.*	2,023	6,757
Dial Global, Inc.*	488	1,557
Digital Domain Media Group, Inc.*	300	1,824
Digital Generation, Inc.*	2,184	26,033
Entercom Communications Corp.*	2,183	13,425
Entravision Communications Corp	4,508	7,033
EW Scripps Co.*	2,937	23,525
Fisher Communications, Inc.*	676	19,489
Global Sources Ltd.*	1,547	7,503
Gray Television, Inc.*	4,496	7,284
Harte-Hanks, Inc.	3,389	30,806
Journal Communications, Inc.*	4,357	19,171
Knology, Inc.*	2,669	37,900
LIN TV Corp.*	2,982	12,614
Lions Gate Entertainment Corp.*	3,704	30,817
Live Nation Entertainment, Inc.*	11,598	96,379
Martha Stewart Living Omnimedia, Inc.	2,756	12,126
McClatchy Co.*	5,532	13,222

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 35

EQUITY SECURITIES - cont’d	SHARES	VALUE
Media - Cont’d
MDC Partners, Inc.	2,060	$27,851
Meredith Corp	2,986	97,493
National CineMedia, Inc.	4,637	57,499
New York Times Co.*	11,273	87,140
Nexstar Broadcasting Group, Inc.*	992	7,777
Outdoor Channel Holdings, Inc	1,282	9,564
ReachLocal, Inc.*	820	5,068
Rentrak Corp.*	971	13,866
Saga Communications, Inc.*	296	11,065
Scholastic Corp.	2,251	67,463
Sinclair Broadcast Group, Inc.	4,195	47,529
Valassis Communications, Inc.*	3,788	72,843
Value Line, Inc.	108	1,110
World Wrestling Entertainment, Inc.	2,503	23,328
		1,200,443

Metals & Mining - 1.4%
AM Castle & Co.*	1,549	14,653
AMCOL International Corp	2,090	56,116
Century Aluminum Co.*	4,238	36,065
Coeur d’Alene Mines Corp.*	7,597	183,392
General Moly, Inc.*	6,675	20,626
Globe Specialty Metals, Inc	5,366	71,851
Gold Resource Corp.	2,334	49,597
Golden Minerals Co.*	2,295	13,334
Golden Star Resources Ltd.*	22,636	37,349
Handy & Harman Ltd.*	480	4,752
Haynes International, Inc	1,062	57,985
Hecla Mining Co.	22,944	119,997
Horsehead Holding Corp.*	3,786	34,112
Jaguar Mining, Inc.*	7,371	47,027
Kaiser Aluminum Corp	1,330	61,020
Materion Corp.*	1,774	43,073
Metals USA Holdings Corp.*	1,062	11,947
Midway Gold Corp.*	6,567	13,856
Noranda Aluminum Holding Corp.	1,867	15,403
Olympic Steel, Inc.	846	19,729
Paramount Gold and Silver Corp.*	9,626	20,600
Revett Minerals, Inc.*	2,059	9,718
RTI International Metals, Inc.*	2,632	61,089
Stillwater Mining Co.*	9,510	99,475
SunCoke Energy, Inc.*	1,099	12,309
Thompson Creek Metals Co., Inc.*	12,552	87,362
Universal Stainless & Alloy Products, Inc.*	703	26,264
US Energy Corp Wyoming*	2,481	7,220
US Gold Corp.*	8,710	29,266
Vista Gold Corp.*	5,838	17,923
Worthington Industries, Inc.	4,940	80,917
		1,364,027

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 36

EQUITY SECURITIES - cont’d	SHARES	VALUE
Multiline Retail - 0.3%
99¢ Only Stores*	4,013	$88,085
Bon-Ton Stores, Inc	1,090	3,673
Fred’s, Inc.	3,439	50,141
Gordmans Stores, Inc.*	571	7,178
Saks, Inc.*	9,477	92,401
Tuesday Morning Corp.*	2,412	8,321
		249,799

Multi-Utilities - 0.4%
Avista Corp.	4,803	123,677
Black Hills Corp.	3,426	115,045
CH Energy Group, Inc.	1,384	80,798
NorthWestern Corp	2,980	106,654
		426,174

Oil, Gas & Consumable Fuels - 4.4%
Abraxas Petroleum Corp.*	7,685	25,361
Alon USA Energy, Inc.	562	4,895
Amyris, Inc.*	1,450	16,733
Apco Oil and Gas International, Inc	813	66,438
Approach Resources, Inc.*	2,152	63,290
ATP Oil & Gas Corp.*	3,891	28,638
Berry Petroleum Co.	4,356	183,039
Bill Barrett Corp.*	3,878	132,123
BPZ Resources, Inc.*	8,517	24,188
Callon Petroleum Co.*	3,669	18,235
CAMAC Energy, Inc.*	4,422	4,466
Carrizo Oil & Gas, Inc.*	3,265	86,033
Cheniere Energy, Inc.*	6,985	60,700
Clayton Williams Energy, Inc.*	515	39,078
Clean Energy Fuels Corp.*	4,008	49,940
Cloud Peak Energy, Inc.*	5,009	96,774
Comstock Resources, Inc.*	3,914	59,884
Contango Oil & Gas Co.*	1,033	60,100
Crimson Exploration, Inc.*	1,794	5,131
Crosstex Energy, Inc.	3,520	44,493
CVR Energy, Inc.*	7,435	139,258
Delek US Holdings, Inc	1,057	12,060
DHT Holdings, Inc.	5,053	3,739
Endeavour International Corp.*	3,091	26,861
Energy Partners Ltd.*	2,531	36,953
Energy XXI Bermuda Ltd.*	6,369	203,044
Evolution Petroleum Corp.*	1,370	11,029
Frontline Ltd	4,236	18,172
FX Energy, Inc.*	4,491	21,557
Gastar Exploration Ltd.*	4,045	12,863
Georesources, Inc.*	1,686	49,417
Gevo, Inc.*	530	3,334
GMX Resources, Inc.*	5,533	6,916
Golar LNG Ltd	3,362	149,441
Goodrich Petroleum Corp.*	2,138	29,355
Green Plains Renewable Energy, Inc.*	1,487	14,513

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 37

EQUITY SECURITIES - cont’d	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
Gulfport Energy Corp.*	3,848	$113,324
Hallador Energy Co.	353	3,505
Harvest Natural Resources, Inc.*	3,086	22,775
Houston American Energy Corp.*	1,673	20,394
Hyperdynamics Corp.*	12,784	31,321
Isramco, Inc.*	85	7,613
James River Coal Co.*	3,101	21,459
KiOR, Inc.*	890	9,060
Knightsbridge Tankers Ltd.	1,807	24,702
Kodiak Oil & Gas Corp.*	21,813	207,223
L&L Energy, Inc.*	1,532	3,968
Magnum Hunter Resources Corp.*	8,716	46,979
McMoRan Exploration Co.*	8,353	121,536
Miller Energy Resources, Inc.*	2,624	7,321
Nordic American Tankers Ltd.	4,101	49,171
Northern Oil And Gas, Inc.*	5,189	124,432
Oasis Petroleum, Inc.*	4,892	142,308
Overseas Shipholding Group, Inc.	2,236	24,439
Panhandle Oil and Gas, Inc.	744	24,411
Patriot Coal Corp.*	7,502	63,542
Penn Virginia Corp	3,974	21,022
Petroleum Development Corp.*	2,051	72,011
Petroquest Energy, Inc.*	4,829	31,871
Rentech, Inc.*	20,009	26,212
Resolute Energy Corp.*	3,942	42,574
REX American Resources Corp.*	739	16,339
Rex Energy Corp.*	2,831	41,786
Rosetta Resources, Inc.*	4,480	194,880
Scorpio Tankers, Inc.*	1,952	9,545
SemGroup Corp.*	3,411	88,891
Ship Finance International Ltd.	3,913	36,547
Solazyme, Inc.*	902	10,734
Stone Energy Corp.*	4,027	106,232
Swift Energy Co.*	3,486	103,604
Syntroleum Corp.*	7,195	6,907
Targa Resources Corp.	1,438	58,512
Teekay Tankers Ltd.	3,309	11,648
Triangle Petroleum Corp.*	3,529	21,068
Uranerz Energy Corp.*	5,306	9,657
Uranium Energy Corp.*	5,621	17,200
Uranium Resources, Inc.*	7,675	5,572
Ur-Energy, Inc.*	8,505	7,306
USEC, Inc.*	9,538	10,873
Vaalco Energy, Inc.*	4,423	26,715
Venoco, Inc.*	2,430	16,451
Voyager Oil & Gas, Inc.*	3,860	9,920
W&T Offshore, Inc	3,057	64,839
Warren Resources, Inc.*	6,571	21,421
Western Refining, Inc.*	4,487	59,632
Westmoreland Coal Co.*	813	10,366
World Fuel Services Corp.	5,989	251,418

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 38

EQUITY SECURITIES - cont’d	SHARES	VALUE
Oil, Gas & Consumable Fuels - Cont’d
Zion Oil & Gas, Inc.*	2,061	$4,555
		4,293,842

Paper & Forest Products - 0.6%
Buckeye Technologies, Inc	3,437	114,933
Clearwater Paper Corp.*	2,010	71,576
Deltic Timber Corp.	942	56,887
KapStone Paper and Packaging Corp.*	3,351	52,745
Louisiana-Pacific Corp.*	11,093	89,521
Neenah Paper, Inc.	1,287	28,726
PH Glatfelter Co	4,002	56,508
Schweitzer-Mauduit International, Inc	1,362	90,519
Verso Paper Corp.*	1,363	1,308
Wausau Paper Corp.	4,288	35,419
		598,142

Personal Products - 0.5%
Elizabeth Arden, Inc.*	2,125	78,710
Female Health Co	1,851	8,348
Inter Parfums, Inc.	1,484	23,091
Medifast, Inc.*	1,179	16,176
Nature’s Sunshine Products, Inc.*	705	10,942
Nu Skin Enterprises, Inc	4,633	225,025
Nutraceutical International Corp.*	861	9,746
Prestige Brands Holdings, Inc.*	4,259	47,999
Revlon, Inc.*	936	13,918
Schiff Nutrition International, Inc.*	1,196	12,797
Synutra International, Inc.*	1,867	9,447
USANA Health Sciences, Inc.*	626	19,012
		475,211

Pharmaceuticals - 1.8%
Acura Pharmaceuticals, Inc.*	651	2,272
Akorn, Inc.*	4,828	53,687
Alimera Sciences, Inc.*	608	760
Ampio Pharmaceuticals, Inc.*	1,629	6,956
Auxilium Pharmaceuticals, Inc.*	3,998	79,680
AVANIR Pharmaceuticals, Inc.*	8,836	18,114
Cadence Pharmaceuticals, Inc.*	4,180	16,511
Columbia Laboratories, Inc.*	6,028	15,070
Corcept Therapeutics, Inc.*	2,345	8,020
Cornerstone Therapeutics, Inc.*	514	2,878
Depomed, Inc.*	4,576	23,704
Durect Corp.*	6,632	7,826
Endocyte, Inc.*	1,556	5,851
Forest Laboratories, Inc.*	1,024	-
Hi-Tech Pharmacal Co., Inc.*	922	35,857
Impax Laboratories, Inc.*	5,480	110,532
ISTA Pharmaceuticals, Inc.*	2,131	15,024
Jazz Pharmaceuticals, Inc.*	1,815	70,113

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 39

EQUITY SECURITIES - cont’d	SHARES	VALUE
Pharmaceuticals - Cont’d
KV Pharmaceutical Co.*	4,232	$5,925
Lannett Co., Inc.*	798	3,527
MAP Pharmaceuticals, Inc.*	1,600	21,072
Medicines Co.*	4,658	86,825
Medicis Pharmaceutical Corp.	5,224	173,698
Nektar Therapeutics*	9,930	55,558
Neostem, Inc.*	2,357	1,195
Obagi Medical Products, Inc.*	1,589	16,144
Optimer Pharmaceuticals, Inc.*	3,923	48,018
Pacira Pharmaceuticals, Inc.*	400	3,460
Pain Therapeutics, Inc.*	3,031	11,518
Par Pharmaceutical Co.’s, Inc.*	3,067	100,383
Pernix Therapeutics Holdings, Inc.*	280	2,593
Pozen, Inc.*	2,758	10,894
Questcor Pharmaceuticals, Inc.*	4,494	186,860
Sagent Pharmaceuticals, Inc.*	547	11,487
Salix Pharmaceuticals Ltd.*	4,969	237,767
Santarus, Inc.*	5,438	18,000
Sucampo Pharmaceuticals, Inc.*	729	3,229
Transcept Pharmaceuticals, Inc.*	497	3,891
Viropharma, Inc.*	5,993	164,148
VIVUS, Inc.*	7,064	68,874
XenoPort, Inc.*	2,847	10,847
		1,718,768

Professional Services - 1.5%
Acacia Research Corp.*	3,648	133,188
Advisory Board Co.*	1,353	100,406
Barrett Business Services, Inc.	606	12,096
CBIZ, Inc.*	3,612	22,069
CDI Corp.	1,164	16,075
Corporate Executive Board Co	2,836	108,052
CoStar Group, Inc.*	2,078	138,665
CRA International, Inc.*	1,024	20,316
Exponent, Inc.*	1,204	55,348
Franklin Covey Co.*	1,007	8,529
FTI Consulting, Inc.*	3,456	146,604
GP Strategies Corp.*	1,245	16,783
Heidrick & Struggles International, Inc	1,525	32,849
Hill International, Inc.*	2,682	13,785
Hudson Highland Group, Inc.*	2,983	14,289
Huron Consulting Group, Inc.*	1,926	74,613
ICF International, Inc.*	1,488	36,873
Insperity, Inc	1,904	48,266
Kelly Services, Inc.	2,314	31,656
Kforce, Inc.*	2,687	33,131
Korn/Ferry International*	4,020	68,581
Mistras Group, Inc.*	1,338	34,106
Navigant Consulting, Inc.*	4,439	50,649
Odyssey Marine Exploration, Inc.*	5,528	15,147
On Assignment, Inc.*	3,191	35,675

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 40

EQUITY SECURITIES - cont’d	SHARES	VALUE
Professional Services - Cont’d
Pendrell Corp.*	12,424	$31,805
Resources Connection, Inc	4,053	42,921
RPX Corp.*	785	9,930
The Dolan Co.*	2,652	22,595
TrueBlue, Inc.*	3,417	47,428
VSE Corp.	430	10,440
		1,432,870

Real Estate Investment Trusts - 8.5%
Acadia Realty Trust	3,510	70,691
AG Mortgage Investment Trust, Inc	519	10,447
Agree Realty Corp	808	19,699
Alexander’s, Inc	180	66,605
American Assets Trust, Inc	2,814	57,715
American Campus Communities, Inc.	5,710	239,592
American Capital Mortgage Investment Corp	659	12,402
Anworth Mortgage Asset Corp	11,379	71,460
Apollo Commercial Real Estate Finance, Inc.	1,790	23,503
ARMOUR Residential REIT, Inc	7,234	51,000
Ashford Hospitality Trust, Inc.	4,213	33,704
Associated Estates Realty Corp	3,619	57,723
BioMed Realty Trust, Inc.	13,036	235,691
Campus Crest Communities, Inc	2,673	26,890
CapLease, Inc	5,937	23,985
Capstead Mortgage Corp.	7,157	89,033
CBL & Associates Properties, Inc.	12,552	197,066
Cedar Realty Trust, Inc	5,667	24,425
Chatham Lodging Trust	1,208	13,022
Chesapeake Lodging Trust	2,643	40,861
Cogdell Spencer, Inc.	4,463	18,968
Colonial Properties Trust	6,860	143,100
Colony Financial, Inc	2,880	45,245
Coresite Realty Corp	1,633	29,100
Cousins Properties, Inc.	8,017	51,389
CreXus Investment Corp.	4,452	46,212
CubeSmart	10,673	113,561
CYS Investments, Inc	6,785	89,155
DCT Industrial Trust, Inc.	20,189	103,368
DiamondRock Hospitality Co.	13,755	132,598
DuPont Fabros Technology, Inc	4,834	117,079
Dynex Capital, Inc	3,620	33,051
EastGroup Properties, Inc.	2,360	102,613
Education Realty Trust, Inc.	8,005	81,891
Entertainment Properties Trust	3,953	172,786
Equity Lifestyle Properties, Inc.	2,593	172,927
Equity One, Inc.	4,409	74,865
Excel Trust, Inc	2,611	31,332
Extra Space Storage, Inc	7,955	192,750
FelCor Lodging Trust, Inc.*	10,890	33,214
First Industrial Realty Trust, Inc.*	6,816	69,728
First Potomac Realty Trust	4,374	57,081

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 41

EQUITY SECURITIES - cont’d	SHARES	VALUE
Real Estate Investment Trusts - Cont’d
Franklin Street Properties Corp.	6,050	$60,197
Getty Realty Corp	2,045	28,528
Gladstone Commercial Corp.	887	15,567
Glimcher Realty Trust	8,737	80,380
Government Properties Income Trust	2,981	67,222
Hatteras Financial Corp.	6,351	167,476
Healthcare Realty Trust, Inc.	6,578	122,285
Hersha Hospitality Trust	11,777	57,472
Highwoods Properties, Inc	6,107	181,195
Home Properties, Inc	4,017	231,259
Hudson Pacific Properties, Inc	1,567	22,189
Inland Real Estate Corp.	6,505	49,503
Invesco Mortgage Capital, Inc.	9,855	138,463
Investors Real Estate Trust	6,564	47,884
iStar Financial, Inc.*	6,969	36,866
Kilroy Realty Corp	4,944	188,218
Kite Realty Group Trust	5,032	22,694
LaSalle Hotel Properties	6,992	169,276
Lexington Realty Trust	10,044	75,230
LTC Properties, Inc.	2,654	81,902
Medical Properties Trust, Inc	9,181	90,616
MFA Financial, Inc	30,061	202,010
Mid-America Apartment Communities, Inc.	3,106	194,280
Mission West Properties, Inc.	1,847	16,660
Monmouth Real Estate Investment Corp	3,342	30,579
MPG Office Trust, Inc.*	4,455	8,865
National Health Investors, Inc.	2,137	93,985
National Retail Properties, Inc.	8,815	232,540
Newcastle Investment Corp.	9,411	43,761
NorthStar Realty Finance Corp.	6,999	33,385
Omega Healthcare Investors, Inc.	8,616	166,720
One Liberty Properties, Inc	1,012	16,698
Parkway Properties, Inc	1,887	18,606
Pebblebrook Hotel Trust	4,131	79,233
Pennsylvania Real Estate Investment Trust	4,838	50,509
Pennymac Mortgage Investment Trust	2,592	43,079
Post Properties, Inc.	4,226	184,761
Potlatch Corp.	3,299	102,632
PS Business Parks, Inc	1,620	89,797
RAIT Financial Trust	3,063	14,549
Ramco-Gershenson Properties Trust	3,319	32,626
Redwood Trust, Inc.	6,814	69,367
Resource Capital Corp.	6,576	36,891
Retail Opportunity Investments Corp	4,307	50,995
RLJ Lodging Trust	2,263	38,086
Sabra Healthcare REIT, Inc.	3,180	38,446
Saul Centers, Inc	656	23,236
Sovran Self Storage, Inc.	2,414	103,005
STAG Industrial, Inc.	1,305	14,968
Starwood Property Trust, Inc	7,660	141,787
Strategic Hotels & Resorts, Inc.*	14,365	77,140
Summit Hotel Properties, Inc.	2,273	21,457

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 42

EQUITY SECURITIES - cont’d	SHARES	VALUE
Real Estate Investment Trusts - Cont’d
Sun Communities, Inc	1,664	$60,786
Sunstone Hotel Investors, Inc.*	10,323	84,132
Tanger Factory Outlet Centers, Inc.	7,232	212,042
Terreno Realty Corp.	909	13,762
Two Harbors Investment Corp	11,837	109,374
UMH Properties, Inc.	1,025	9,543
Universal Health Realty Income Trust	985	38,415
Urstadt Biddle Properties, Inc	2,125	38,420
Washington Real Estate Investment Trust	5,607	153,351
Whitestone REIT	617	7,342
Winthrop Realty Trust	2,311	23,503
		8,233,272

Real Estate Management & Development - 0.1%
Avatar Holdings, Inc.*	824	5,916
Consolidated-Tomoka Land Co	345	9,339
Forestar Group, Inc.*	3,184	48,174
Kennedy-Wilson Holdings, Inc	1,927	20,388
Tejon Ranch Co.*	1,147	28,079
		111,896

Road & Rail - 1.2%
Amerco, Inc.	746	65,946
Arkansas Best Corp.	2,213	42,645
Avis Budget Group, Inc.*	8,976	96,223
Celadon Group, Inc.	2,068	24,423
Covenant Transportation Group, Inc.*	700	2,079
Dollar Thrifty Automotive Group, Inc.*	2,377	167,008
Genesee & Wyoming, Inc.*	3,356	203,306
Heartland Express, Inc.	4,411	63,033
Knight Transportation, Inc.	5,197	81,281
Marten Transport Ltd	1,347	24,233
Old Dominion Freight Line, Inc.*	3,899	158,026
Patriot Transportation Holding, Inc.*	453	9,830
Quality Distribution, Inc.*	828	9,315
RailAmerica, Inc.*	2,144	31,924
Roadrunner Transportation Systems, Inc.*	984	13,904
Saia, Inc.*	1,647	20,555
Swift Transportation Co.*	6,511	53,651
Universal Truckload Services, Inc.	475	8,621
Werner Enterprises, Inc.	3,764	90,712
Zipcar, Inc.*	842	11,300
		1,178,015

Semiconductors & Semiconductor Equipment - 3.5%
Advanced Analogic Technologies, Inc.*	4,464	25,802
Advanced Energy Industries, Inc.*	3,684	39,529
Alpha & Omega Semiconductor Ltd.*	1,207	8,823
Amkor Technology, Inc.*	9,177	40,012
Amtech Systems, Inc.*	787	6,697
Anadigics, Inc.*	6,771	14,828
Applied Micro Circuits Corp.*	5,726	38,479

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 43

EQUITY SECURITIES - cont’d	SHARES	VALUE
Semiconductors & Semiconductor Equipment - Cont’d
ATMI, Inc.*	2,756	$55,203
Axcelis Technologies, Inc.*	9,665	12,854
AXT, Inc.*	2,876	11,993
Brooks Automation, Inc	5,690	58,436
Cabot Microelectronics Corp.*	1,932	91,287
Cavium, Inc.*	4,118	117,075
Ceva, Inc.*	1,987	60,127
Cirrus Logic, Inc.*	5,442	86,256
Cohu, Inc	2,037	23,120
Cymer, Inc.*	2,629	130,819
Diodes, Inc.*	2,966	63,176
DSP Group, Inc.*	2,403	12,520
Entegris, Inc.*	11,489	100,242
Entropic Communications, Inc.*	7,041	35,980
Exar Corp.*	3,348	21,762
Formfactor, Inc.*	4,374	22,132
FSI International, Inc.*	2,985	10,925
GSI Technology, Inc.*	2,002	9,369
GT Advanced Technologies, Inc.*	10,346	74,905
Hittite Microwave Corp.*	2,575	127,153
Inphi Corp.*	1,686	20,165
Integrated Device Technology, Inc.*	12,177	66,486
Integrated Silicon Solution, Inc.*	2,404	21,973
Intermolecular, Inc.*	805	6,907
IXYS Corp.*	2,094	22,678
Kopin Corp.*	6,180	23,978
Kulicke & Soffa Industries, Inc.*	6,129	56,693
Lattice Semiconductor Corp.*	10,150	60,291
LTX-Credence Corp.*	4,282	22,909
MaxLinear, Inc.*	693	3,292
Micrel, Inc.	4,448	44,969
Microsemi Corp.*	7,262	121,638
Mindspeed Technologies, Inc.*	2,963	13,571
MIPS Technologies, Inc.*	4,384	19,553
MKS Instruments, Inc.	4,379	121,824
Monolithic Power Systems, Inc.*	2,829	42,633
MoSys, Inc.*	2,517	10,571
Nanometrics, Inc.*	1,653	30,448
Netlogic Microsystems, Inc.*	5,750	285,027
NVE Corp.*	408	22,656
Omnivision Technologies, Inc.*	4,874	59,633
PDF Solutions, Inc.*	2,096	14,609
Pericom Semiconductor Corp.*	2,352	17,899
Photronics, Inc.*	4,675	28,424
PLX Technology, Inc.*	3,845	11,035
Power Integrations, Inc.	2,370	78,589
Rambus, Inc.*	8,069	60,921
RF Micro Devices, Inc.*	23,479	126,787
Rubicon Technology, Inc.*	1,417	13,306
Rudolph Technologies, Inc.*	2,894	26,798
Semtech Corp.*	5,362	133,085
Sigma Designs, Inc.*	2,722	16,332

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 44

EQUITY SECURITIES - cont’d	SHARES	VALUE
Semiconductors & Semiconductor Equipment - Cont’d
Silicon Image, Inc.*	7,111	$33,422
Spansion, Inc.*	4,135	34,238
Standard Microsystems Corp.*	1,961	50,535
STR Holdings, Inc.*	2,482	20,427
Supertex, Inc.*	1,019	19,239
Tessera Technologies, Inc.*	4,394	73,600
TriQuint Semiconductor, Inc.*	13,495	65,721
Ultra Clean Holdings, Inc.*	2,008	12,269
Ultratech, Inc.*	2,206	54,201
Veeco Instruments, Inc.*	3,348	69,638
Volterra Semiconductor Corp.*	2,168	55,522
		3,393,996

Software - 4.2%
Accelrys, Inc.*	4,811	32,330
ACI Worldwide, Inc.*	2,746	78,645
Actuate Corp.*	2,953	17,305
Advent Software, Inc.*	2,747	66,917
American Software, Inc.	1,795	16,963
Aspen Technology, Inc.*	6,953	120,634
Blackbaud, Inc.	3,657	101,299
Bottomline Technologies, Inc.*	2,906	67,332
BroadSoft, Inc.*	1,853	55,961
Callidus Software, Inc.*	2,464	15,819
Commvault Systems, Inc.*	3,729	159,303
Concur Technologies, Inc.*	3,784	192,189
Convio, Inc.*	548	6,061
Deltek, Inc.*	2,049	20,121
DemandTec, Inc.*	2,654	34,953
Digimarc Corp.*	626	14,955
Ebix, Inc.	2,498	55,206
Ellie Mae, Inc.*	704	3,978
EPIQ Systems, Inc.	2,837	34,101
ePlus, Inc.*	291	8,229
Fair Isaac Corp	3,024	108,380
FalconStor Software, Inc.*	2,372	6,120
Glu Mobile, Inc.*	3,444	10,814
Guidance Software, Inc.*	1,234	7,996
Imperva, Inc.*	459	15,978
Interactive Intelligence Group, Inc.*	1,211	27,756
JDA Software Group, Inc.*	3,477	112,620
Kenexa Corp.*	2,325	62,077
Magma Design Automation, Inc.*	6,009	43,145
Manhattan Associates, Inc.*	1,786	72,297
Mentor Graphics Corp.*	7,913	107,300
MicroStrategy, Inc.*	656	71,058
Monotype Imaging Holdings, Inc.*	2,939	45,819
Motricity, Inc.*	3,042	2,738
Netscout Systems, Inc.*	3,069	54,014
NetSuite, Inc.*	2,237	90,710
Opnet Technologies, Inc	1,163	42,647
Parametric Technology Corp.*	10,068	183,842

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 45

EQUITY SECURITIES - cont’d	SHARES	VALUE
Software - Cont’d
Pegasystems, Inc	1,412	$41,513
Progress Software Corp.*	5,508	106,580
PROS Holdings, Inc.*	1,692	25,177
QAD, Inc.*	409	4,294
QLIK Technologies, Inc.*	5,954	144,087
Quest Software, Inc.*	4,821	89,671
RealPage, Inc.*	2,492	62,973
Rosetta Stone, Inc.*	971	7,409
S1 Corp.*	4,543	43,476
Seachange International, Inc.*	2,173	15,276
Smith Micro Software, Inc.*	3,160	3,571
SolarWinds, Inc.*	4,682	130,862
Sourcefire, Inc.*	2,404	77,841
SRS Labs, Inc.*	917	5,273
SS&C Technologies Holdings, Inc.*	2,072	37,420
SuccessFactors, Inc.*	7,044	280,844
Synchronoss Technologies, Inc.*	2,137	64,559
Take-Two Interactive Software, Inc.*	6,161	83,481
Taleo Corp.*	3,479	134,602
Tangoe, Inc.*	844	12,998
TeleCommunication Systems, Inc.*	4,709	11,066
TeleNav, Inc.*	1,354	10,575
THQ, Inc.*	5,911	4,492
TiVo, Inc.*	10,101	90,606
Tyler Technologies, Inc.*	2,515	75,727
Ultimate Software Group, Inc.*	2,123	138,250
VASCO Data Security International, Inc.*	2,346	15,296
Verint Systems, Inc.*	1,740	47,920
VirnetX Holding Corp.*	3,345	83,525
Wave Systems Corp.*	7,430	16,123
Websense, Inc.*	3,283	61,491
		4,094,590

Specialty Retail - 3.4%
Aeropostale, Inc.*	6,634	101,168
America’s Car-Mart, Inc.*	726	28,445
ANN, Inc.*	4,278	106,009
Asbury Automotive Group, Inc.*	2,543	54,827
Ascena Retail Group, Inc.*	5,191	154,277
Barnes & Noble, Inc.*	2,386	34,549
Bebe Stores, Inc.	3,035	25,282
Big 5 Sporting Goods Corp.	2,261	23,605
Body Central Corp.*	966	24,111
Brown Shoe Co., Inc.	3,799	33,811
Build-A-Bear Workshop, Inc.*	1,790	15,143
Cabela’s, Inc.*	3,512	89,275
Casual Male Retail Group, Inc.*	3,868	13,229
Cato Corp	2,436	58,951
Charming Shoppes, Inc.*	10,135	49,662
Christopher & Banks Corp	3,717	8,698
Citi Trends, Inc.*	1,298	11,396
Coldwater Creek, Inc.*	6,271	7,400

www.calvert.com CALVERT VP RUSSELL 2000 SMALL CAP INDEX PORTFOLIO ANNUAL REPORT 46

EQUITY SECURITIES - cont’d	SHARES	VALUE
Specialty Retail - Cont’d
Collective Brands, Inc.*	5,379	$77,296
Conn’s, Inc.*	780	8,658
Cost Plus, Inc.*	1,561	15,220
Destination Maternity Corp.	1,034	17,288
Express, Inc.*	4,541	90,548
Finish Line, Inc	4,450	85,818
Francesca’s Holdings Corp.*	825	14,273
Genesco, Inc.*	1,947	120,208
GNC Holdings, Inc.*	1,878	54,368
Group 1 Automotive, Inc.	1,974	102,253
Haverty Furniture Co.’s, Inc.	1,689	18,545
hhgregg, Inc.*	1,366	19,739
Hibbett Sports, Inc.*	2,252	101,745
HOT Topic, Inc.	4,130	27,299
Jos A Bank Clothiers, Inc.*	2,270	110,685
Kirkland’s, Inc.*	1,736	23,089
Lithia Motors, Inc	2,010	43,939
Lumber Liquidators Holdings, Inc.*	1,947	34,384
MarineMax, Inc.*	2,047	13,346
Mattress Firm Holding Corp.*	476	11,038
Men’s Wearhouse, Inc.	4,231	137,127
Monro Muffler, Inc.	2,604	101,009
New York & Co., Inc.*	1,850	4,921
Office Depot, Inc.*	22,811	49,044
OfficeMax, Inc.*	7,420	33,687
Pacific Sunwear Of California, Inc.*	6,164	10,540
Penske Automotive Group, Inc	3,866	74,421
Pier 1 Imports, Inc.*	8,354	116,371
Rent-A-Center, Inc.	4,979	184,223
Rue21, Inc.*	1,285	27,756
Select Comfort Corp.*	4,776	103,591
Shoe Carnival, Inc.*	949	24,389
Sonic Automotive, Inc.	3,488	51,657
Stage Stores, Inc	2,657	36,906
Stein Mart, Inc.*	2,802	19,082
Systemax, Inc.*	1,000	16,410
Talbots, Inc.*	6,142	16,338
Teavana Holdings, Inc.*	588	11,043
The Buckle, Inc.	2,285	93,388
The Childrens Place Retail Stores, Inc.*	2,273	120,742
The Pep Boys-Manny, Moe & Jack	4,589	50,479
Vitamin Shoppe, Inc.*	2,039	81,315
West Marine, Inc.*	1,507	17,526
Wet Seal, Inc.*	7,596	24,763
Winmark Corp.	223	12,794
Zale Corp.*	2,641	10,062
Zumiez, Inc.*	1,798	49,912
		3,309,073

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Textiles, Apparel & Luxury Goods - 1.5%
Carter’s, Inc.*	4,040	$160,832
Cherokee, Inc	800	9,336
Columbia Sportswear Co.	999	46,503
CROCS, Inc.*	7,629	112,680
Delta Apparel, Inc.*	555	10,595
G-III Apparel Group Ltd.*	1,354	33,728
Iconix Brand Group, Inc.*	5,994	97,642
Jones Group, Inc	6,872	72,500
Kenneth Cole Productions, Inc.*	718	7,604
K-Swiss, Inc.*	2,719	7,939
Liz Claiborne, Inc.*	8,254	71,232
Maidenform Brands, Inc.*	2,005	36,692
Movado Group, Inc.	1,614	29,326
Oxford Industries, Inc	1,090	49,181
Perry Ellis International, Inc.*	933	13,267
Quiksilver, Inc.*	11,336	40,923
RG Barry Corp.	783	9,459
Skechers U.S.A., Inc.*	3,027	36,687
Steven Madden Ltd.*	3,217	110,988
True Religion Apparel, Inc.*	2,223	76,871
Unifi, Inc.*	1,199	9,112
Vera Bradley, Inc.*	1,628	52,503
Warnaco Group, Inc.*	3,431	171,687
Wolverine World Wide, Inc.	4,079	145,376
		1,412,663

Thrifts & Mortgage Finance - 1.2%
Apollo Residential Mortgage, Inc	948	14,466
Astoria Financial Corp.	7,553	64,125
Bank Mutual Corp	4,721	15,013
BankFinancial Corp.	1,984	10,952
Beneficial Mutual Bancorp, Inc.*	2,733	22,848
Berkshire Hills Bancorp, Inc.	1,732	38,433
BofI Holding, Inc.*	653	10,611
Brookline Bancorp, Inc.	5,165	43,593
Cape Bancorp, Inc.*	943	7,403
Charter Financial Corp.	570	5,278
Clifton Savings Bancorp, Inc.	836	7,758
Dime Community Bancshares, Inc.	2,336	29,434
Doral Financial Corp.*	10,461	10,001
ESB Financial Corp.	871	12,255
ESSA Bancorp, Inc	931	9,748
Federal Agricultural Mortgage Corp., Class C	895	16,128
First Defiance Financial Corp.	799	11,657
First Financial Holdings, Inc	1,715	15,315
First Pactrust Bancorp, Inc	699	7,165
Flagstar Bancorp, Inc.*	16,068	8,114
Flushing Financial Corp	2,726	34,429
Fox Chase Bancorp, Inc.	1,196	15,105
Franklin Financial Corp.*	1,141	13,509
Home Federal Bancorp, Inc.	1,548	16,099
Kearny Financial Corp.	1,413	13,425

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Thrifts & Mortgage Finance - Cont’d
Meridian Interstate Bancorp, Inc.*	838	$10,433
MGIC Investment Corp.*	15,423	57,528
Northfield Bancorp, Inc	1,401	19,838
Northwest Bancshares, Inc.	8,269	102,866
OceanFirst Financial Corp.	1,506	19,683
Ocwen Financial Corp.*	8,314	120,387
Oritani Financial Corp	3,882	49,573
Provident Financial Services, Inc	5,242	70,190
Provident New York Bancorp	3,407	22,623
Radian Group, Inc.	11,633	27,221
Rockville Financial, Inc	2,425	25,123
Roma Financial Corp	676	6,652
Territorial Bancorp, Inc.	940	18,565
Trustco Bank Corp. NY	7,825	43,898
United Financial Bancorp, Inc.	1,552	24,972
ViewPoint Financial Group, Inc.	2,863	37,248
Walker & Dunlop, Inc.*	1,163	14,607
Westfield Financial, Inc.	2,745	20,203
WSFS Financial Corp.	490	17,620
		1,162,094

Tobacco - 0.2%
Alliance One International, Inc.*	7,793	21,197
Star Scientific, Inc.*	8,949	19,509
Universal Corp	1,903	87,462
Vector Group Ltd.	4,166	73,988
		202,156

Trading Companies & Distributors - 1.1%
Aceto Corp	2,638	18,202
Aircastle Ltd	4,886	62,150
Applied Industrial Technologies, Inc.	3,482	122,462
Beacon Roofing Supply, Inc.*	3,984	80,596
CAI International, Inc.*	1,034	15,986
DXP Enterprises, Inc.*	857	27,595
Essex Rental Corp.*	1,407	4,151
H&E Equipment Services, Inc.*	2,568	34,463
Houston Wire & Cable Co	1,646	22,748
Interline Brands, Inc.*	2,888	44,966
Kaman Corp.	2,263	61,825
Lawson Products, Inc	334	5,154
RSC Holdings, Inc.*	5,568	103,008
Rush Enterprises, Inc.*	2,789	58,346
SeaCube Container Leasing Ltd	1,121	16,602
TAL International Group, Inc.	1,868	53,780
Textainer Group Holdings Ltd.	882	25,684
Titan Machinery, Inc.*	1,140	24,772
United Rentals, Inc.*	5,288	156,260
Watsco, Inc	2,311	151,740
		1,090,490

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Transportation Infrastructure - 0.0%
Wesco Aircraft Holdings, Inc.*	1,730	$24,203

Venture Capital - 0.0%
Magnum Hunter Resources, Warrants (strike price $3.65/share, expires 10/14/2013)*	871	-

Water Utilities - 0.3%
American States Water Co.	1,623	56,643
Artesian Resources Corp.	490	9,227
Cadiz, Inc.*	1,262	12,153
California Water Service Group	3,516	64,202
Connecticut Water Service, Inc	883	23,956
Consolidated Water Co., Inc.	1,510	12,956
Middlesex Water Co.	1,560	29,109
Pennichuck Corp.	385	11,099
SJW Corp.	1,344	31,772
York Water Co	1,309	23,091
		274,208

Wireless Telecommunication Services - 0.1%
Leap Wireless International, Inc.*	5,019	46,626
NTELOS Holdings Corp.	1,286	26,209
Shenandoah Telecommunications Co.	2,077	21,767
USA Mobility, Inc.	1,934	26,825
		121,427

Total Equity Securities (Cost $93,480,046)		93,794,074

	PRINCIPAL
U.S. TREASURY - 0.4%	AMOUNT
United States Treasury Bills, 0.0245%, 3/22/12^	$400,000	399,978

Total U.S. Treasury (Cost $399,978)		399,978

EXCHANGE TRADED FUNDS - 0.3%
iShares Russell 2000 Index Fund	3,500	257,915

Total Exchange Traded Funds (Cost $260,871)		257,915

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			PRINCIPAL
TIME DEPOSIT - 2.4%			AMOUNT	VALUE
State Street Time Deposit, 0.113%, 1/3/12			$2,364,320	$2,364,320

Total Time Deposit (Cost $2,364,320)				2,364,320

TOTAL INVESTMENTS (Cost $96,505,215) - 99.8%				96,816,287
Other assets and liabilities, net - 0.2%				146,562
net assets - 100%				$96,962,849

Net assets consIst of:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class I: 1,572,423 shares outstanding				$86,840,349
Class F: 115,062 shares outstanding				5,986,340
Undistributed net investment income				174,753
Accumulated net realized gain (loss) on investments				3,614,362
Net unrealized appreciation (depreciation) on investments				347,045

Net assets				$96,962,849

Net asset value Per share:
Class I (based on net assets of $90,325,348 )				$57.44
Class F (based on net assets of $6,637,501)				$57.69

			Underlying	Unrealized
	Number of	Expiration	face amount	appreciation
Futures	contracts	date	at value	(depreciation)
Purchased:
E-Mini Russell 2000 Index^	40	3/12	$2,955,200	$35,960

(b)	This security was valued by the Board of Directors. See note A.
^	Futures collateralized by $400,000 par value of U.S. Treasury Bills.
*	Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $824))	$1,463,844
Interest income	2,786
Total investment income	1,466,630

Expenses:
Investment advisory fee	391,103
Transfer agency fees and expenses	8,476
Accounting fees	18,069
Distribution plan expenses:
Class F	13,638
Directors’ fees and expenses	17,429
Administrative fees	111,744
Custodian fees	115,743
Reports to shareholders	89,072
Professional fees	30,848
Contract services	102,156
Miscellaneous	2,634
Total expenses	900,912
Reimbursement from Advisor:
Class F	(7,224)
Class I	(82,892)
Fees paid indirectly	(463)
Net expenses	810,333

Net Investment Income	656,297

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments	9,402,761
Foreign currency transactions	(19)
Futures	(33,710)
9,369,032
Change in unrealized appreciation (depreciation) on:
Investments	(13,765,012)
Futures	21,192
(13,743,820)

Net realized and unrealized gain (loss)	(4,374,788)

Increase (decrease) In net assets
resulting from operations	($3,718,491)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (decrease) In net assets	2011	2010
Operations:
Net investment income	$656,297	$729,564
Net realized gain (loss)	9,369,032	3,890,406
Change in unrealized appreciation (depreciation)	(13,743,820)	19,266,094

Increase (decrease) In net assets
resultIng from oPeratIons	(3,718,491)	23,886,064

Distributions to shareholders from:
Net investment income:
Class I shares	(492,285)	(572,588)
Class F shares	(19,554)	(17,711)
Net realized gain:
Class I shares	(3,238,579)	—
Class F shares	(237,421)	—
Total distributions	(3,987,839)	(590,299)

Capital share transactions:
Shares sold:
Class I shares	10,833,216	39,802,784
Class F shares	2,963,381	2,816,443
Shares issued from merger (See Note F):
Class I shares	—	11,427,947
Reinvestment of distributions:
Class I shares	3,730,864	572,591
Class F shares	256,975	17,710
Shares redeemed:
Class I shares	(36,390,404)	(18,073,985)
Class F shares	(2,032,960)	(1,170,633)
Total capital share transactions	(20,638,928)	35,392,857

Total Increase (decrease) In net assets	(28,345,258)	58,688,622

Net assets
Beginning of year	125,308,107	66,619,485
End of year (including undistributed net investment income of
$174,753 and $178,581, respectively)	$96,962,849	$125,308,107

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Capital share activity	2011	2010
Shares sold:
Class I shares	177,433	756,460
Class F shares	47,428	51,791
Shares issued from merger (See Note F):
Class I shares	—	198,367
Reinvestment of distributions:
Class I shares	64,593	9,021
Class F shares	4,431	278
Shares redeemed:
Class I shares	(562,700)	(332,467)
Class F shares	(33,065)	(21,286)
Total capital share activity	(301,880)	662,164

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP Russell 2000 Small Cap Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Class F shares are subject to Distribution Plan Expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, securities valued at $16 or 0% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market

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or exchange on which they are traded and are categorized as Level 1 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Exchange traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
Investments in securities	level 1	level 2	level 3		total
Equity securities**	$93,794,058	—	$16		$93,794,074
Exchange traded funds	257,915	—	—		257,915
U.S. government obligations	—	$399,978	—		399,978
Other debt obligations	—	2,364,320	—		2,364,320
TOTAL	$94,051,973	$2,764,298	$16	*	$96,816,287

Other financial instruments***	$35,960	—	—		$35,960

*    Level 3 securities represent 0.0% of net assets.

**  For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

***Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/(depreciation) on the instrument.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

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Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Portfolio is subject to market risk in the normal course of pursuing its investment objectives. The Portfolio may use futures contracts to hedge against changes in the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the year, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position.

During the year, the Portfolio invested in E-Mini Russell 2000 Index Futures. The volume of activity has varied throughout the year with a weighted average of 8 contracts and $1,218,881 weighted average notional value.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .35% of the Portfolio’s average daily net assets. Under the terms of the agreement, $28,660 was payable at year end. In addition, $9,751 was payable at year end for operating expenses paid by the Advisor during December 2011.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2012. The contractual expense caps are .72% and .93% (.70% and .91% prior to May 1, 2011) for Class I and Class F, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

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Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $8,189 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .20% annually of average daily net assets of Class F. Under the terms of the agreement, $1,112 was payable at year end.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $208 for the year ended December 31, 2011. Under the terms of the agreement, $18 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $18,814,094 and $43,432,490, respectively.

Capital loss carryforward

Expiration date
31-Dec-16	($352,882)

Capital losses may be utilized to offset future capital gains until expiration; however the Portfolio’s use of capital loss carryforwards acquired from CVS Ameritas Small Company Equity Portfolio may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$511,839	$590,299
Long term capital gain	3,476,000	—
Total	$3,987,839	$590,299

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As of December 31, 2011, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$17,404,135
Unrealized (depreciation)	(17,159,003)
Net unrealized appreciation/(depreciation)	$245,132
Undistributed ordinary income	$191,359
Undistributed long term capital gain	$4,052,538
Capital loss carryforward	($352,882)

Federal income tax cost of investments	$96,571,155

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales, real estate investment trusts, passive foreign investment companies, undistributed capital gains, partnerships, Section 1256 contracts, and capital loss carryovers subject to limitations under Internal Revenue Code Section 382.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary pemanent differences causing such reclassifications for the Portfolio are due to real estate investment trusts, partnerships, passive foreign investment companies and undistributed capital gains.

Undistributed net investment income	($148,286)
Accumulated net realized gain (loss)	147,858
Paid-in capital	428

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2011. For the year ended December 31, 2011, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$9,457	1.41%	$929,534	May 2011

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NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE F — REORGANIZATION

On December 10, 2009, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the Calvert Variable Series, Inc., Ameritas Small Company Equity Portfolio (“Small Company Equity”) for shares of the acquiring portfolio, Calvert Variable Products, Inc., Russell 2000 Index Portfolio (“Russell 2000 Index”) and the assumption of the liabilities of Small Company Equity. Shareholders approved the Plan at a meeting on April 16, 2010 and the reorganization took place on April 30, 2010.

The acquisition was accomplished by a tax-free exchange of the following shares::

		Acquiring
Merged portfolio	Shares	portfolio	Shares	Value
Small Company Equity	645,127	Russell 2000 Index	198,367	$11,427,947

For financial reporting purposes, assets received and shares issued by Russell 2000 Index were recorded at fair value; however, the cost basis of the investments received from Small Company Equity were carried forward to align ongoing reporting of Russell 2000 Index’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized
	Net	appreciation	Acquiring	Net
Merged portfolio	assets	(depreciation)	portfolio	assets
Small Company Equity	$11,427,947	$2,350,797	Russell 2000 Index	$76,346,665

Assuming the acquisition had been completed on January 1, 2010, Russell 2000 Index’s results of operations for the year ended December 31, 2010 would have been as follows:

Net investment income	$713,408	(a)
Net realized and change in unrealized gain (loss) on investments	$24,594,209	(b)
Net increase (decrease) in assets from operations	$25,307,617

Because Russell 2000 Index and Small Company Equity sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Small Company Equity that have been included in Russell 2000 Index’s Statement of Operations since April 30, 2010.

(a)	$729,564, as reported, plus ($16,156) from Small Company Equity pre-merger.
(b)	$23,156,500, as reported, plus $1,437,709 from Small Company Equity pre-merger.

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NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2011, the Portfolio considers 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code and $3,476,000 of the long term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
Class I shares	2011	2010 (z)	2009
Net asset value, beginning	$62.98	$50.19	$40.42
Income from investment operations:
Net investment income	.44	.43	.40
Net realized and unrealized gain (loss)	(3.50)	12.66	10.19
Total from investment operations	(3.06)	13.09	10.59
Distributions from:
Net investment income	(.33)	(.30)	(.27)
Net realized gain	(2.15)	—	(.55)
Total distributions	(2.48)	(.30)	(.82)
Total increase (decrease) in net asset value	(5.54)	12.79	9.77
Net asset value, ending	$57.44	$62.98	$50.19

Total return*	(4.89%)	26.08%	26.17%
Ratios to average net assets: A
Net investment income	.60%	.79%	.83%
Total expenses	.79%	.82%	.86%
Expenses before offsets	.71%	.70%	.70%
Net expenses	.71%	.70%	.70%
Portfolio turnover	17%	42%	24%
Net assets, ending (in thousands)	$90,325	$119,223	$63,320

		Years ended
		December 31,	December 31,
Class I shares		2008 (z)	2007 (z)
Net asset value, beginning		$67.00	$74.19
Income from investment operations:
Net investment income		.62	.74
Net realized and unrealized gain (loss)		(22.38)	(1.98)
Total from investment operations		(21.76)	(1.24)
Distributions from:
Net investment income		(1.13)	(.47)
Net realized gain		(3.69)	(5.48)
Total distributions		(4.82)	(5.95)
Total increase (decrease) in net asset value		(26.58)	(7.19)
Net asset value, ending		$40.42	$67.00

Total return*		(33.95%)	(2.20%)
Ratios to average net assets: A
Net investment income		1.13%	1.04%
Total expenses		.70%	.64%
Expenses before offsets		.70%	.64%
Net expenses		.70%	.64%
Portfolio turnover		30%	19%
Net assets, ending (in thousands)		$58,414	$91,676

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
Class F shares	2011	2010 (z)	2009
Net asset value, beginning	$63.21	$50.38	$40.55
Income from investment operations:
Net investment income	.25	.32	.19
Net realized and unrealized gain (loss)	(3.44)	12.70	10.32
Total from investment operations	(3.19)	13.02	10.51
Distributions from:
Net investment income	(.18)	(.19)	(.13)
Net realized gain	(2.15)	—	(.55)
Total distributions	(2.33)	(.19)	(.68)
Total increase (decrease) in net asset value	(5.52)	12.83	9.38
Net asset value, ending	$57.69	$63.21	$50.38

Total return*	(5.07%)	25.83%	25.91%
Ratios to average net assets: A
Net investment income	.42%	.58%	.63%
Total expenses	1.03%	1.06%	1.25%
Expenses before offsets	.92%	.91%	.91%
Net expenses	.92%	.91%	.91%
Portfolio turnover	17%	42%	24%
Net assets, ending (in thousands)	$6,638	$6,085	$3,299

		Years ended
		December 31,	December 31,
Class F shares		2008 (z)	2007 (z)
Net asset value, beginning		$66.78	$74.02
Income from investment operations:
Net investment income		.58	.59
Net realized and unrealized gain (loss)		(22.36)	(1.97)
Total from investment operations		(21.78)	(1.38)
Distributions from:
Net investment income		(.76)	(.38)
Net realized gain		(3.69)	(5.48)
Total distributions		(4.45)	(5.86)
Total increase (decrease) in net asset value		(26.23)	(7.24)
Net asset value, ending		$40.55	$66.78

Total return*		(34.05%)	(2.40%)
Ratios to average net assets: A
Net investment income		1.09%	.84%
Total expenses		.91%	.84%
Expenses before offsets		.91%	.84%
Net expenses		.91%	.84%
Portfolio turnover		30%	19%
Net assets, ending (in thousands)		$977	$699

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.
Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the

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fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 8, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that

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the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five--year periods ended June 30, 2011. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of differing fees and expenses among the portfolios in the peer group on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitabil-ity of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

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The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three-and five-year periods ended June 30, 2011 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP EAFE International Index Portfolio

Annual Report

December 31, 2011

Calvert INVESTMENTS

A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description
Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by World Asset Management, Inc., Subadvisor

Performance

Calvert VP EAFE International Index Portfolio (Class I) returned -12.71% during 2011.

Its benchmark, the Morgan Stanley Capital International Europe, Australia, and Far East Index (MSCI EAFE Index), returned -11.73% for the same period. The underperformance was largely attributable to fund expenses and the partial withholding of dividends by local tax authorities.

Investment Climate

International markets in 2011 saw enhanced risk and reduced return on European sovereign debt and equities, as well as a crisis of confidence in the euro currency, which negatively impacted global economies. Stock markets in Greece, Italy, and Portugal suffered heavily under new political pressure to implement fiscal austerity programs. As this issue came to the forefront in mid-July, international equity markets receded approximately 20% from their highs.

The stock market rebound in developed European nations and North America during the 4th quarter helped recover much of the loss, but it still wasn’t enough to bring international equities back to break-even.

Investment Strategy

As an index fund, the portfolio employs a passive management approach and seeks, as closely as possible, to replicate the holdings and match the performance of the MSCI EAFE Index. In pursuit of this objective, the fund employs a passive management approach and uses sampling techniques to reduce transaction costs. In addition, cash flows into the fund were invested promptly to minimize their impact on total return.

The MSCI EAFE Index held shares in 22 countries at the end of 2011. Almost one-half of the

Average annual total return
(period ended 12.31.11)

	Class I	Class F
One Year	-12.71%	-12.90%
Five year	-5.55%	-5.77	%*
Since inception(11.12.02)	5.64%	5.41	%*

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for Class I Shares 1.07%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* Class F share performance prior to December 17, 2007 is based on Class I performance, adjusted to reflect Class F expenses.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 4

Index was invested in Japan and the U.K., which accounted for 21.6% and 23.3% of the benchmark’s holdings, respectively. The strongest returns for the year came from Ireland, New Zealand, and the U.K. Financially weak Greece and Austria were the worst performing countries in the Index, returning -62.7% and -36.0%, respectively.

At year end, the Index had the greatest exposure to companies in the Financials sector, which comprised 21.4% of holdings. It also had significant exposure to Industrials (12.5%) and Consumer Staples (11.5%).

During 2011, the Portfolio continued to meet its investment objective of closely tracking the total return of the Index. Since the EAFE Index is not an actual mutual fund, it is not possible to invest directly in it. Unlike the Index, the Portfolio incurs operating expenses. Net asset value (NAV) rounding also may have contributed to the difference between the fund’s return during the year and the return of the EAFE Index. NAV rounding occurs because mutual fund prices are carried out only to two decimal places.

% of Total
Economic Sectors	Investments

Consumer Discretionary	10.1%
Consumer Staples	11.5%
Energy	9.0%
Exchange Traded Funds	1.1%
Financials	21.0%
Health Care	9.8%
Industrials	12.2%
Information Technology	4.7%
Materials	10.0%
Telecommunication Services	5.7%
Time Deposit	0.5%
Utilities	4.4%
Total	100%

In addition, the Portfolio’s performance was affected by dividend withholding in some countries. In some instances, a substantial portion of the dividends owed to investors may be withheld by a country’s tax collecting entity. Sometimes the withheld amounts can be recovered, though often they cannot be.

Outlook

We are cautious on the international outlook for 2012. There are plenty of concerns, in particular how Europe deals with the fragmented fiscal decision making, Iran’s nuclear ambitions, China’s economic problems, and the impact of U.S. domestic policy decisions on both fiscal and monetary issues.

On the other hand, there is a new realization of the problems in Europe and a broad, aggressive sense of urgency to solve them. Given the attractive valuations in major European equity markets, any reduction in risk levels of sovereign credit default swaps could strengthen the euro and improve equity market conditions for 2012.

January 2012

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Class I
Actual	$1,000.00	$829.90	$4.45

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.32	$4.94

Class F
Actual	$1,000.00	$829.00	$5.39

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.31	$5.96

*  Expenses are equal to the Fund’s annualized expense ratio of 0.97% and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP EAFE International Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP EAFE International Index Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the year ended December 31, 2007 were audited by other auditors whose report thereon, dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP EAFE International Index Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2011

EQUITY SECURITIES - 97.8%	SHARES	VALUE
Australia - 8.4%
AGL Energy Ltd.	6,126	$89,980
Alumina Ltd	32,405	37,035
Amcor Ltd.	16,299	120,454
AMP Ltd	37,338	155,765
Asciano Ltd.	12,953	59,744
ASX Ltd.	2,325	72,876
Australia & New Zealand Banking Group Ltd.	34,485	725,676
Bendigo and Adelaide Bank Ltd	4,878	40,150
BGP Holdings plc*	77,172	-
BHP Billiton Ltd.	42,647	1,504,607
Boral Ltd	9,693	35,767
Brambles Ltd	19,645	144,175
Caltex Australia Ltd.	1,792	21,619
Campbell Brothers Ltd	851	42,733
CFS Retail Property Trust	24,511	42,334
Coca-Cola Amatil Ltd	7,549	89,061
Cochlear Ltd.	753	47,853
Commonwealth Bank of Australia	20,698	1,044,224
Computershare Ltd.	5,903	48,465
Crown Ltd.	6,042	50,102
CSL Ltd.	6,988	229,207
Dexus Property Group	64,261	54,670
Echo Entertainment Group Ltd.*	9,095	33,467
Fairfax Media Ltd.	29,671	21,897
Fortescue Metals Group Ltd.	16,538	72,383
Goodman Group	93,289	54,504
GPT Group	23,409	73,662
Harvey Norman Holdings Ltd	7,053	13,266
Iluka Resources Ltd	5,560	88,334
Incitec Pivot Ltd.	21,629	68,948
Insurance Australia Group Ltd	27,609	84,332
Leighton Holdings Ltd	2,010	39,227
Lend Lease Group	7,202	52,855
Lynas Corp Ltd.*	22,609	24,217
Macquarie Group Ltd.	4,606	112,316
Metcash Ltd.	10,210	42,280
Mirvac Group	45,376	54,882
National Australia Bank Ltd.	28,815	689,946
Newcrest Mining Ltd	10,164	308,376
OneSteel Ltd	17,769	12,749
Orica Ltd.	4,823	119,832
Origin Energy Ltd	14,135	193,275
OZ Minerals Ltd	4,300	44,119
Qantas Airways Ltd.*	14,739	22,057
QBE Insurance Group Ltd.	14,510	192,602
QR National Ltd.	22,681	79,508
Ramsay Health Care Ltd	1,744	34,465
Rio Tinto Ltd.	5,786	357,618
Santos Ltd	12,520	157,076
Sims Metal Management Ltd	2,182	28,292

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 8

EQUITY SECURITIES - cont’d	SHARES	VALUE
Australia - Cont’d
Sonic Healthcare Ltd.	4,900	$56,654
SP AusNet	18,559	17,882
Stockland	31,646	103,475
Suncorp Group Ltd	17,085	146,752
Sydney Airport	4,943	13,477
TABCORP Holdings Ltd.	9,095	25,450
Tatts Group Ltd	17,511	43,795
Telstra Corp. Ltd.	57,834	197,402
Toll Holdings Ltd.	8,958	38,748
Transurban Group	17,253	99,386
Wesfarmers Ltd. PPS	13,348	403,610
Westfield Group	29,129	233,185
Westfield Retail Trust	38,530	98,338
Westpac Banking Corp.	39,967	819,323
Woodside Petroleum Ltd.	8,427	264,486
Woolworths Ltd	16,153	415,576
WorleyParsons Ltd	2,567	67,542
		10,778,063

Austria - 0.2%
Erste Group Bank AG	2,511	44,248
IMMOFINANZ AG*	12,480	37,557
OMV AG	2,173	66,071
Raiffeisen Bank International AG	649	16,892
Telekom Austria AG	4,412	52,869
Verbund AG	904	24,314
Vienna Insurance Group AG Wiener Versicherung Gruppe	509	20,217
Voestalpine AG	1,459	41,011
		303,179

Belgium - 0.9%
Ageas	29,382	45,735
Anheuser-Busch InBev NV	10,659	654,054
NV Bekaert SA	516	16,589
Belgacom SA	2,020	63,515
Colruyt SA	1,005	38,131
Delhaize Group	1,348	75,896
Groupe Bruxelles Lambert SA	1,071	71,560
KBC Groep NV	2,139	27,000
Mobistar SA	398	20,904
Solvay SA	787	64,988
UCB SA	1,339	56,466
Umicore SA	1,513	62,548
		1,197,386

Denmark - 1.1%
AP Moeller - Maersk A/S:
Series A	7	43,779
Series B	17	112,492
Carlsberg A/S, Series B	1,420	100,357
Coloplast A/S, Series B	302	43,530
Danske Bank A/S*	8,661	110,255
DSV A/S	2,709	48,691
Novo Nordisk A/S, Series B	5,647	650,377

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 9

EQUITY SECURITIES - cont’d	SHARES	VALUE
Denmark - Cont’d
Novozymes A/S, Series B	3,592	$111,134
TDC A/S	4,930	39,625
Tryg A/S	339	18,871
Vestas Wind Systems A/S*	2,705	29,266
William Demant Holding A/S*	309	25,753
		1,334,130

Finland - 0.8%
Elisa Oyj	1,877	39,273
Fortum Oyj	5,898	126,158
Kesko Oyj, Series B	888	29,902
Kone Oyj, Series B	2,067	107,516
Metso Oyj	1,697	63,066
Neste Oil Oyj	1,702	17,232
Nokia Oyj	49,732	243,331
Nokian Renkaat Oyj	1,461	47,151
Orion Oyj, Class B	1,252	24,442
Pohjola Bank plc	1,834	17,866
Sampo Oyj	5,578	138,705
Sanoma Oyj	1,081	12,431
Stora Enso Oyj, Series R	7,725	46,375
UPM-Kymmene Oyj	6,905	76,223
Wartsila Oyj Abp	2,226	64,448
		1,054,119

France - 8.4%
Accor SA	1,958	49,742
Aeroports de Paris	459	31,556
Air Liquide SA	3,765	466,839
Alcatel-Lucent*	30,812	48,241
Alstom SA	2,736	83,153
Arkema SA	734	52,080
Atos SA	657	28,899
AXA SA	23,109	301,107
BNP Paribas SA	12,734	501,318
Bouygues	2,508	79,200
Bureau Veritas SA	725	52,946
Cap Gemini SA	1,965	61,543
Carrefour SA	7,668	175,208
Casino Guichard-Perrachon SA	734	61,963
Christian Dior SA	723	85,915
Cie de Saint-Gobain	5,287	203,444
Cie Generale de Geophysique - Veritas*	1,915	45,036
Cie Generale des Etablissements Michelin, Common Series B	2,345	138,935
Cie Generale d’Optique Essilor International SA	2,670	188,928
CNP Assurances SA	1,972	24,500
Credit Agricole SA	12,757	72,148
Dassault Systemes SA	802	64,427
Edenred	2,099	51,786
EDF SA	3,191	77,817
Eiffage SA	537	13,029
Eurazeo SA	407	14,516

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 10

EQUITY SECURITIES - cont’d	SHARES	VALUE
France - Cont’d
Eutelsat Communications SA	1,315	$51,428
Fonciere Des Regions	364	23,419
France Telecom SA	24,623	387,588
GDF Suez	16,441	450,415
Gecina SA	291	24,536
Groupe Danone	7,755	488,585
Groupe Eurotunnel SA	7,013	47,850
Icade SA	309	24,366
Iliad SA	254	31,416
Imerys SA	451	20,821
JC Decaux SA*	882	20,359
Klepierre SA	1,385	39,596
Lafarge SA	2,662	93,784
Lagardere SCA	1,567	41,466
Legrand SA	2,622	84,518
L’Oreal SA	3,192	334,138
LVMH Moet Hennessy Louis Vuitton SA	3,365	477,521
Natixis	11,585	29,213
Neopost SA	428	28,903
Pernod-Ricard SA	2,631	244,561
Peugeot SA	2,020	31,731
PPR SA	1,010	144,965
Publicis Groupe	1,654	76,261
Renault SA	2,552	88,717
Safran SA	2,215	66,672
Sanofi SA	14,806	1,089,918
Schneider Electric SA	6,500	342,992
SCOR SE	2,243	52,546
Societe BIC SA	386	34,298
Societe Generale SA	8,425	188,025
Societe Television Francaise 1	1,558	15,242
Sodexo	1,252	90,085
Suez Environnement SA	3,576	41,288
Technip SA	1,317	124,060
Thales SA	1,321	41,810
Total SA	28,188	1,444,280
Unibail-Rodamco	1,218	219,452
Vallourec SA	1,487	96,752
Veolia Environnement SA	4,639	50,962
Vinci SA	5,906	258,634
Vivendi	16,435	360,712
Wendel SA	435	29,059
		10,807,220

Germany - 7.6%
Adidas AG	2,778	181,111
Allianz SE	6,027	577,823
Axel Springer AG	525	22,613
BASF SE	12,197	852,612
Bayer AG	10,981	703,654
Bayerische Motoren Werke AG:
Common	4,396	295,149

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 11

EQUITY SECURITIES - cont’d	SHARES	VALUE
Germany - Cont’d
Preferred	693	$32,856
Beiersdorf AG	1,338	76,053
Brenntag AG	444	41,438
Celesio AG	1,129	17,925
Commerzbank AG*	47,520	80,318
Continental AG*	1,062	66,254
Daimler AG	12,028	529,224
Deutsche Bank AG	12,343	471,276
Deutsche Boerse AG*	2,589	136,046
Deutsche Lufthansa AG	3,040	36,220
Deutsche Post AG	11,238	173,179
Deutsche Telekom AG	37,301	428,933
E.ON AG	23,915	517,126
Fraport AG Frankfurt Airport Services Worldwide	487	24,005
Fresenius Medical Care AG & Co. KGaA	2,773	188,842
Fresenius SE & Co. KGaA	1,510	140,008
GEA Group AG	2,318	65,698
Hannover Rueckversicherung AG	800	39,771
HeidelbergCement AG	1,867	79,410
Henkel AG & Co. KGaA:
Common	1,725	83,686
Preferred	2,365	136,791
Hochtief AG	562	32,583
Infineon Technologies AG	14,431	108,871
K+S AG	2,287	103,593
Kabel Deutschland Holding AG*	1,195	60,787
Lanxess AG	1,104	57,282
Linde AG	2,245	334,746
MAN SE	842	75,034
Merck KGAA	858	85,731
Metro AG	1,721	62,954
Muenchener Rueckversicherungs AG	2,502	307,605
Porsche Automobil Holding SE, Preferred	2,033	109,044
ProSiebenSat.1 Media AG, Preferred	1,016	18,602
RWE AG:
Common	5,560	195,810
Preferred	517	17,057
Salzgitter AG	518	25,956
SAP AG	12,219	647,467
Siemens AG	10,926	1,047,926
Suedzucker AG	880	28,138
ThyssenKrupp AG	5,124	117,811
United Internet AG	1,493	26,726
Volkswagen AG:
Common	391	52,570
Preferred	1,920	288,278
Wacker Chemie AG	207	16,688
		9,819,280

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 12

EQUITY SECURITIES - cont’d	SHARES	VALUE
Greece - 0.1%
Coca Cola Hellenic Bottling Co. SA*	2,433	$41,185
Hellenic Telecommunications Organization SA	3,254	11,776
National Bank of Greece SA*	12,696	26,844
OPAP SA	2,965	26,269
		106,074

Hong Kong - 2.9%
AIA Group Ltd.	111,959	349,565
ASM Pacific Technology Ltd.	2,630	29,511
Bank of East Asia Ltd	20,502	77,739
BOC Hong Kong Holdings Ltd.	49,141	116,418
Cathay Pacific Airways Ltd.	15,672	26,877
Cheung Kong Holdings Ltd.	18,454	219,900
Cheung Kong Infrastructure Holdings Ltd.	5,987	34,881
CLP Holdings Ltd.	25,562	217,548
First Pacific Co. Ltd	28,411	29,630
Foxconn International Holdings Ltd.*	28,682	18,501
Galaxy Entertainment Group Ltd.*	16,471	30,114
Genting Singapore plc*	80,960	94,409
Hang Lung Group Ltd	11,638	63,384
Hang Lung Properties Ltd.	32,655	92,918
Hang Seng Bank Ltd	10,155	120,485
Henderson Land Development Co. Ltd	12,476	62,004
HKT Trust / HKT Ltd.*	1,154	666
Hong Kong & China Gas Co. Ltd.	62,950	146,052
Hong Kong Exchanges and Clearing Ltd.	13,611	218,532
Hopewell Holdings	7,567	19,349
Hutchison Whampoa Ltd.	28,308	238,002
Hysan Development Co. Ltd.	8,399	27,576
Kerry Properties Ltd	9,548	31,594
Li & Fung Ltd.	75,274	139,174
Lifestyle International Holdings Ltd.	7,812	17,179
Link REIT	29,645	109,163
MTR Corp.	19,202	62,302
New World Development Co. Ltd.	47,689	38,437
Noble Group Ltd	51,025	44,527
NWS Holdings Ltd	17,994	26,504
Orient Overseas International Ltd	2,908	16,980
PCCW Ltd.	53,116	18,260
Power Assets Holdings Ltd.	18,422	136,265
Sands China Ltd.*	32,063	90,614
Shangri-La Asia Ltd.	18,707	32,275
Sino Land Co	38,592	54,955
SJM Holdings Ltd.	21,956	35,619
Sun Hung Kai Properties Ltd	18,771	235,278
Swire Pacific Ltd.	9,620	116,181
Wharf Holdings Ltd.	20,113	91,154
Wheelock & Co. Ltd.	12,142	30,078
Wing Hang Bank Ltd.	2,352	19,290
Wynn Macau Ltd	20,666	51,833
Yue Yuen Industrial Holdings Ltd.	9,853	31,144
		3,662,867

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 13

EQUITY SECURITIES - cont’d	SHARES	VALUE
Ireland - 0.4%
CRH plc	9,514	$189,559
Elan Corp. plc*	6,622	92,082
Experian plc	13,321	181,183
Kerry Group plc	1,864	68,390
Ryanair Holdings plc*	2,572	12,101
		543,315

Israel - 0.6%
Bank Hapoalim BM	14,068	45,799
Bank Leumi Le-Israel BM	15,654	44,766
Bezeq Israeli Telecommunication Corp Ltd.	23,320	42,678
Cellcom Israel Ltd	726	12,128
Delek Group Ltd.	60	11,280
Elbit Systems Ltd.	312	12,799
Israel Chemicals Ltd	5,901	61,097
Israel Corp Ltd	30	18,715
Israel Discount Bank Ltd.*	10,496	14,031
Mizrahi Tefahot Bank Ltd.	1,638	12,936
NICE Systems Ltd.*	802	27,245
Partner Communications Co. Ltd	1,136	10,023
Teva Pharmaceutical Industries Ltd.	12,482	501,891
		815,388

Italy - 2.1%
A2A SpA	14,561	13,722
Assicurazioni Generali SpA	15,506	233,921
Atlantia SpA	4,185	67,151
Autogrill SpA	1,520	14,866
Banca Carige SpA	8,584	16,479
Banca Monte dei Paschi di Siena SpA	57,004	18,626
Banco Popolare SC	23,419	30,378
Enel Green Power SpA	23,239	48,653
Enel SpA	87,412	356,487
ENI SpA	31,914	662,770
Exor SpA	851	17,165
Fiat Industrial SpA*	10,154	87,260
Fiat SpA	10,157	46,772
Finmeccanica SpA	5,374	19,923
Intesa Sanpaolo SpA	133,805	224,593
Intesa Sanpaolo SpA-RSP	12,383	15,476
Luxottica Group SpA	1,549	43,601
Mediaset SpA	9,411	26,099
Mediobanca SpA	6,861	39,568
Pirelli & C. SpA	3,158	26,647
Prysmian SpA	2,704	33,655
Saipem SpA	3,515	149,779
Snam Rete Gas SpA	21,340	94,282
Telecom Italia SpA	124,638	134,351
Telecom Italia SpA - RSP	80,025	71,833
Terna Rete Elettrica Nazionale SpA	16,015	54,095
UniCredit SpA	17,917	149,208

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 14

EQUITY SECURITIES - cont’d	SHARES	VALUE
Italy - Cont’d
Unione di Banche Italiane SCPA	10,549	$43,322
		2,740,682

Japan - 21.1%
ABC-Mart, Inc	349	13,268
Advantest Corp.	1,987	18,918
Aeon Co. Ltd.	7,972	109,448
Aeon Credit Service Co. Ltd.	1,042	16,458
Aeon Mall Co. Ltd	962	20,417
Air Water, Inc	1,954	24,872
Aisin Seiki Co. Ltd	2,543	72,468
Ajinomoto Co., Inc	8,831	105,986
Alfresa Holdings Corp.	517	21,791
All Nippon Airways Co. Ltd.	11,065	30,900
Amada Co. Ltd.	4,738	30,032
Aozora Bank Ltd.	7,669	21,117
Asahi Glass Co. Ltd.	13,395	112,393
Asahi Group Holdings Ltd	5,137	112,762
Asahi Kasei Corp	16,763	101,027
Asics Corp	1,991	22,447
Astellas Pharma, Inc	5,903	239,984
Bank of Kyoto Ltd.	4,280	36,857
Bank of Yokohama Ltd.	16,267	76,909
Benesse Holdings, Inc.	918	44,416
Bridgestone Corp.	8,638	195,783
Brother Industries Ltd	3,132	38,443
Canon, Inc	15,055	666,808
Casio Computer Co. Ltd.	3,149	19,101
Central Japan Railway Co.	19	160,410
Chiba Bank Ltd.	10,108	65,120
Chiyoda Corp.	2,074	21,093
Chubu Electric Power Co., Inc.	9,059	169,084
Chugai Pharmaceutical Co. Ltd.	2,973	49,003
Chugoku Bank Ltd.	2,303	32,097
Chugoku Electric Power Co., Inc.	3,942	69,071
Citizen Holdings Co. Ltd.	3,489	20,257
Coca-Cola West Co. Ltd	811	14,063
Cosmo Oil Co. Ltd	7,880	22,005
Credit Saison Co. Ltd.	1,970	39,482
Dai Nippon Printing Co. Ltd.	7,441	71,520
Daicel Corp.	3,877	23,618
Daido Steel Co. Ltd.	3,750	23,526
Daihatsu Motor Co. Ltd.	2,552	45,544
Dai-ichi Life Insurance Co. Ltd.	119	117,006
Daiichi Sankyo Co. Ltd.	8,944	177,277
Daikin Industries Ltd	3,114	85,262
Dainippon Sumitomo Pharma Co. Ltd	2,113	24,069
Daito Trust Construction Co. Ltd	963	82,554
Daiwa House Industry Co. Ltd	6,373	75,989
Daiwa Securities Group, Inc.	22,069	68,795
Dena Co. Ltd	1,301	39,018
Denki Kagaku Kogyo K K	6,381	23,621

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 15

EQUITY SECURITIES - cont’d	SHARES	VALUE
Japan - Cont’d
Denso Corp.	6,457	$178,303
Dentsu, Inc.	2,401	73,256
East Japan Railway Co.	4,515	287,356
Eisai Co. Ltd	3,347	138,462
Electric Power Development Co. Ltd	1,548	41,158
Elpida Memory, Inc.*	3,428	15,940
FamilyMart Co. Ltd	843	34,053
FANUC Corp	2,544	389,249
Fast Retailing Co. Ltd	704	128,017
Fuji Electric Co. Ltd.	7,434	20,374
Fuji Heavy Industries Ltd.	7,797	47,092
FUJIFILM Holdings Corp	6,150	145,622
Fujitsu Ltd.	24,740	128,536
Fukuoka Financial Group, Inc.	10,275	43,107
Furukawa Electric Co. Ltd.	8,446	19,417
Gree, Inc.	1,218	41,955
GS Yuasa Corp.	4,668	25,101
Gunma Bank Ltd.	5,140	28,240
Hachijuni Bank Ltd.	5,536	31,567
Hakuhodo DY Holdings, Inc	309	17,740
Hamamatsu Photonics KK	889	31,096
Hino Motors Ltd.	3,433	20,824
Hirose Electric Co. Ltd.	425	37,261
Hiroshima Bank Ltd.	6,642	30,885
Hisamitsu Pharmaceutical Co., Inc.	821	34,764
Hitachi Chemical Co. Ltd.	1,383	24,358
Hitachi Construction Machinery Co. Ltd	1,428	24,038
Hitachi High-Technologies Corp	823	17,852
Hitachi Ltd.	60,026	314,982
Hitachi Metals Ltd	2,190	23,809
Hokkaido Electric Power Co., Inc.	2,430	34,593
Hokuhoku Financial Group, Inc	16,632	32,404
Hokuriku Electric Power Co	2,234	41,697
Honda Motor Co. Ltd.	21,649	660,240
HOYA Corp.	5,776	124,388
Ibiden Co. Ltd.	1,602	31,670
Idemitsu Kosan Co. Ltd	292	30,114
IHI Corp.	17,534	42,588
INPEX Corp	29	182,686
Isetan Mitsukoshi Holdings Ltd	4,979	52,189
Isuzu Motors Ltd.	15,773	72,934
ITOCHU Corp.	19,994	203,082
Itochu Techno-Solutions Corp.	385	17,277
Iyo Bank Ltd	3,224	31,825
J Front Retailing Co. Ltd	6,409	30,967
Japan Petroleum Exploration Co.	379	14,817
Japan Prime Realty Investment Corp.	9	21,194
Japan Real Estate Investment Corp.	6	46,759
Japan Retail Fund Investment Corp	24	35,537
Japan Steel Works Ltd.	4,193	29,137
Japan Tobacco, Inc.	59	277,413
JFE Holdings, Inc.	6,119	110,792

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 16

EQUITY SECURITIES - cont’d	SHARES	VALUE
Japan - Cont’d
JGC Corp.	2,752	$66,057
Joyo Bank Ltd	8,671	38,293
JS Group Corp	3,533	67,686
JSR Corp.	2,378	43,860
JTEKT Corp	2,953	29,035
Jupiter Telecommunications Co. Ltd	23	23,302
JX Holdings, Inc.	29,825	180,135
Kajima Corp.	11,232	34,430
Kamigumi Co. Ltd	3,278	28,271
Kaneka Corp	3,718	19,800
Kansai Electric Power Co., Inc	9,972	152,967
Kansai Paint Co. Ltd	2,896	25,842
Kao Corp.	6,988	190,879
Kawasaki Heavy Industries Ltd.	18,859	47,031
Kawasaki Kisen Kaisha Ltd.	9,655	17,431
KDDI Corp.	38	244,317
Keikyu Corp.	6,225	55,871
Keio Corp.	7,682	54,180
Keisei Electric Railway Co. Ltd	3,663	26,929
Keyence Corp.	550	132,589
Kikkoman Corp.	2,095	24,055
Kinden Corp	1,766	14,910
Kintetsu Corp.	21,587	84,397
Kirin Holdings Co. Ltd.	10,892	132,419
Kobe Steel Ltd.	33,094	51,152
Koito Manufacturing Co. Ltd.	1,281	17,970
Komatsu Ltd.	12,600	294,420
Konami Corp	1,238	37,064
Konica Minolta Holdings, Inc.	6,354	47,372
Kubota Corp	15,369	128,757
Kuraray Co. Ltd	4,575	65,069
Kurita Water Industries Ltd.	1,499	38,940
Kyocera Corp	2,032	163,373
Kyowa Hakko Kirin Co. Ltd.	3,445	42,151
Kyushu Electric Power Co., Inc.	5,352	76,606
Lawson, Inc	799	49,866
Mabuchi Motor Co. Ltd.	317	13,196
Makita Corp.	1,487	48,112
Marubeni Corp.	21,925	133,561
Marui Group Co. Ltd.	2,962	23,084
Maruichi Steel Tube Ltd	624	13,916
Mazda Motor Corp.*	20,096	35,499
McDonald’s Holdings Company (Japan), Ltd.	882	23,794
Medipal Holdings Corp.	1,948	20,343
MEIJI Holdings Co. Ltd	912	37,847
Miraca Holdings, Inc.	737	29,340
Mitsubishi Chemical Holdings Corp.	18,002	99,141
Mitsubishi Corp	18,650	376,682
Mitsubishi Electric Corp.	25,663	245,997
Mitsubishi Estate Co. Ltd.	16,617	248,208
Mitsubishi Gas Chemical Co., Inc.	5,136	28,485
Mitsubishi Heavy Industries Ltd.	40,321	171,779

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 17

EQUITY SECURITIES - cont’d	SHARES	VALUE
Japan - Cont’d
Mitsubishi Logistics Corp.	1,518	$16,858
Mitsubishi Materials Corp.	14,842	40,291
Mitsubishi Motors Corp.*	51,480	60,848
Mitsubishi Tanabe Pharma Corp.	2,982	47,176
Mitsubishi UFJ Financial Group, Inc.	169,130	718,347
Mitsubishi UFJ Lease & Finance Co. Ltd	773	30,623
Mitsui & Co. Ltd.	23,076	358,774
Mitsui Chemicals, Inc.	10,857	33,139
Mitsui Fudosan Co. Ltd	11,119	162,041
Mitsui OSK Lines Ltd.	15,218	58,903
Mizuho Financial Group, Inc.	302,905	409,172
MS&AD Insurance Group Holdings	7,569	140,192
Murata Manufacturing Co. Ltd.	2,692	138,289
Nabtesco Corp.	1,267	23,089
Namco Bandai Holdings, Inc	2,596	36,956
NEC Corp.*	33,696	68,276
NGK Insulators Ltd	3,362	39,913
NGK Spark Plug Co. Ltd.	2,133	26,458
NHK Spring Co. Ltd	1,944	17,220
Nidec Corp.	1,444	125,476
Nikon Corp.	4,525	100,738
Nintendo Co. Ltd.	1,316	181,187
Nippon Building Fund, Inc.	7	57,280
Nippon Electric Glass Co. Ltd	5,286	52,318
Nippon Express Co. Ltd.	11,285	43,973
Nippon Meat Packers, Inc.	2,275	28,249
Nippon Paper Group, Inc	1,312	28,629
Nippon Sheet Glass Co. Ltd.	11,999	22,443
Nippon Steel Corp	67,796	169,072
Nippon Telegraph & Telephone Corp.	6,348	324,450
Nippon Yusen Kabushiki Kaisha	20,324	52,005
Nishi-Nippon City Bank Ltd	8,993	25,814
Nissan Motor Co. Ltd.	33,018	296,772
Nisshin Seifun Group, Inc.	2,505	30,357
Nisshin Steel Co. Ltd	9,244	14,168
Nissin Foods Holdings Co. Ltd.	779	30,506
Nitori Holdings Co. Ltd.	493	46,233
Nitto Denko Corp.	2,192	78,410
NKSJ Holdings, Inc	4,964	97,359
NOK Corp.	1,379	23,697
Nomura Holdings, Inc	46,920	141,997
Nomura Real Estate Holdings, Inc.	1,264	18,815
Nomura Real Estate Office Fund, Inc	3	15,411
Nomura Research Institute Ltd	1,344	30,375
NSK Ltd.	5,856	38,031
NTN Corp.	6,363	25,621
NTT Data Corp.	16	51,082
NTT DoCoMo, Inc.	202	371,256
NTT Urban Development Corp	15	10,229
Obayashi Corp	8,623	38,304
Odakyu Electric Railway Co. Ltd.	8,319	80,391
OJI Paper Co. Ltd.	11,307	58,011

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 18

EQUITY SECURITIES - cont’d	SHARES	VALUE
Japan - Cont’d
Olympus Corp.	2,882	$37,883
Omron Corp	2,699	54,232
Ono Pharmaceutical Co. Ltd.	1,095	61,442
Oracle Corp. Japan	506	16,740
Oriental Land Co. Ltd.	664	70,117
ORIX Corp	1,390	114,825
Osaka Gas Co. Ltd	24,900	98,319
Otsuka Corp.	210	14,457
Otsuka Holdings Co. Ltd.	3,333	93,682
Panasonic Corp	29,318	249,045
Rakuten, Inc.	96	103,245
Resona Holdings, Inc	25,048	110,291
Ricoh Co. Ltd.	8,903	77,594
Rinnai Corp.	431	30,846
Rohm Co. Ltd.	1,280	59,686
Sankyo Co. Ltd	712	36,021
Sanrio Co. Ltd.	591	30,360
Santen Pharmaceutical Co. Ltd	983	40,474
SBI Holdings, Inc.	297	21,757
Secom Co. Ltd.	2,788	128,554
Sega Sammy Holdings, Inc.	2,828	61,085
Seiko Epson Corp.	1,724	22,908
Sekisui Chemical Co. Ltd.	5,731	47,268
Sekisui House Ltd.	7,640	67,777
Seven & I Holdings Co. Ltd	10,006	278,775
Seven Bank Ltd	7,007	13,743
Sharp Corp.	13,274	116,033
Shikoku Electric Power Co., Inc.	2,423	69,426
Shimadzu Corp.	3,145	26,634
Shimamura Co. Ltd.	294	30,053
Shimano, Inc	996	48,384
Shimizu Corp	7,853	32,946
Shin-Etsu Chemical Co. Ltd.	5,451	268,337
Shinsei Bank Ltd	18,262	18,976
Shionogi & Co. Ltd.	3,963	50,908
Shiseido Co. Ltd.	4,780	87,852
Shizuoka Bank Ltd	7,733	81,458
Showa Denko KK	19,881	40,284
Showa Shell Sekiyu KK	2,502	16,866
SMC Corp.	715	115,344
Softbank Corp.	11,500	338,622
Sojitz Corp	16,619	25,687
Sony Corp	13,341	239,476
Sony Financial Holdings, Inc	2,310	34,024
Square Enix Holdings Co. Ltd	842	16,525
Stanley Electric Co. Ltd.	1,926	28,293
Sumco Corp.*	1,540	11,381
Sumitomo Chemical Co. Ltd	20,884	76,223
Sumitomo Corp.	14,947	202,296
Sumitomo Electric Industries Ltd.	10,016	109,020
Sumitomo Heavy Industries Ltd.	7,344	42,830
Sumitomo Metal Industries Ltd.	44,675	81,238

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 19

EQUITY SECURITIES - cont’d	SHARES	VALUE
Japan - Cont’d
Sumitomo Metal Mining Co. Ltd	6,951	$89,291
Sumitomo Mitsui Financial Group, Inc	17,839	496,776
Sumitomo Mitsui Trust Holdings, Inc.	41,368	121,434
Sumitomo Realty & Development Co. Ltd.	4,741	83,009
Sumitomo Rubber Industries, Inc.	2,270	27,244
Suruga Bank Ltd.	2,399	21,469
Suzuken Co. Ltd.	935	25,916
Suzuki Motor Corp	4,470	92,431
Sysmex Corp.	956	31,142
T&D Holdings, Inc	7,692	71,635
Taisei Corp.	13,628	34,517
Taisho Pharmaceutical Holdings Co. Ltd.*	478	36,879
Taiyo Nippon Sanso Corp.	3,479	24,266
Takashimaya Co. Ltd	3,514	25,423
Takeda Pharmaceutical Co. Ltd.	10,486	460,354
TDK Corp.	1,634	72,372
Teijin Ltd	12,423	38,242
Terumo Corp	2,240	105,468
THK Co. Ltd	1,599	31,506
Tobu Railway Co. Ltd.	13,568	69,259
Toho Co. Ltd	1,505	26,820
Toho Gas Co. Ltd	5,508	35,055
Tohoku Electric Power Co., Inc.	6,010	57,688
Tokio Marine Holdings, Inc.	9,615	212,931
Tokyo Electric Power Co., Inc.*	19,206	45,651
Tokyo Electron Ltd	2,278	115,838
Tokyo Gas Co. Ltd.	33,863	155,702
Tokyu Corp.	15,101	74,338
Tokyu Land Corp.	5,666	21,416
TonenGeneral Sekiyu KK	3,752	40,985
Toppan Printing Co. Ltd.	7,430	54,622
Toray Industries, Inc	19,499	139,550
Toshiba Corp	53,460	218,728
Tosoh Corp.	6,785	18,154
TOTO Ltd.	3,948	30,460
Toyo Seikan Kaisha Ltd.	2,013	27,454
Toyo Suisan Kaisha Ltd.	1,177	28,511
Toyoda Gosei Co. Ltd.	863	13,754
Toyota Boshoku Corp.	872	9,095
Toyota Industries Corp	2,379	64,736
Toyota Motor Corp.	36,631	1,220,399
Toyota Tsusho Corp	2,821	49,869
Trend Micro, Inc.	1,397	41,752
Tsumura & Co.	798	23,529
Ube Industries Ltd.	13,401	36,727
Unicharm Corp.	1,511	74,481
Ushio, Inc.	1,390	20,076
USS Co. Ltd.	291	26,307
West Japan Railway Co	2,257	98,060
Yahoo! Japan Corp	193	62,144
Yakult Honsha Co. Ltd	1,284	40,443
Yamada Denki Co. Ltd.	1,090	74,186

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 20

EQUITY SECURITIES - cont’d	SHARES	VALUE
Japan - Cont’d
Yamaguchi Financial Group, Inc.	2,808	$26,807
Yamaha Corp.	2,095	19,211
Yamaha Motor Co. Ltd	3,715	46,998
Yamato Holdings Co. Ltd	5,283	88,999
Yamato Kogyo Co. Ltd.	558	16,017
Yamazaki Baking Co. Ltd.	1,608	21,115
Yaskawa Electric Corp	2,848	24,230
Yokogawa Electric Corp.*	2,853	25,754
		27,159,907

Luxembourg - 0.4%
ArcelorMittal	11,400	208,948
Millicom International Cellular SA (SDR)	1,013	101,585
SES SA (FDR)	3,979	95,717
Tenaris SA	6,270	116,141
		522,391

Netherlands - 5.1%
Aegon NV*	22,823	91,805
Akzo Nobel NV	3,076	149,068
ASML Holding NV	5,727	241,249
Corio NV	796	34,698
Delta Lloyd NV	1,334	22,495
European Aeronautic Defence and Space Co. NV	5,424	169,913
Fugro NV (CVA)	906	52,761
Heineken Holding NV	1,529	62,713
Heineken NV	3,442	159,706
ING Groep NV (CVA)*	50,864	366,839
James Hardie Industries NV (CDI)	5,807	40,594
Koninklijke Ahold NV	15,429	208,243
Koninklijke Boskalis Westminster NV	938	34,543
Koninklijke DSM NV	2,047	95,191
Koninklijke KPN NV	20,294	243,369
Koninklijke Philips Electronics NV	13,399	282,955
Koninklijke Vopak NV	933	49,408
QIAGEN NV*	3,103	42,867
Randstad Holding NV	1,588	47,089
Reed Elsevier NV	9,134	106,716
Royal Dutch Shell plc:
Series A	47,742	1,758,561
Series B	35,799	1,364,805
SBM Offshore NV	2,239	46,237
TNT Express NV	4,678	35,037
Unilever NV (CVA)	21,632	745,553
Wolters Kluwer NV	3,966	68,705
		6,521,120

New Zealand - 0.1%
Auckland International Airport Ltd.	12,294	24,176
Contact Energy Ltd.*	4,741	19,497
Fletcher Building Ltd.	9,011	43,175
Sky City Entertainment Group Ltd.	7,661	20,565

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT 21

EQUITY SECURITIES - cont’d	SHARES	VALUE
New Zealand - Cont’d
Telecom Corp. of New Zealand Ltd.	25,559	$41,286
		148,699

Norway - 0.9%
Aker Solutions ASA	2,183	23,011
DnB ASA	12,978	127,242
Gjensidige Forsikring ASA	2,655	30,810
Norsk Hydro ASA	12,364	57,433
Orkla ASA	10,248	76,622
Seadrill Ltd.	4,362	146,087
StatoilHydro ASA	14,820	380,935
Telenor ASA	9,907	162,744
Yara International ASA	2,516	101,115
		1,105,999

Portugal - 0.2%
Banco Espirito Santo SA	6,971	12,207
Cimpor Cimentos de Portugal SGPS SA	2,677	18,463
Energias de Portugal SA	25,345	78,607
Galp Energia SGPS SA, B Shares	3,072	45,348
Jeronimo Martins SGPS SA*	2,924	48,511
Portugal Telecom SGPS SA	8,929	51,541
		254,677

Singapore - 1.5%
Ascendas REIT	23,491	33,198
CapitaLand Ltd	34,017	58,057
CapitaMall Trust	25,382	33,323
CapitaMalls Asia Ltd	18,057	15,757
City Developments Ltd	6,641	45,644
ComfortDelgro Corp. Ltd.	24,985	27,302
Cosco Corp. Singapore Ltd	13,381	9,042
DBS Group Holdings Ltd	23,002	204,636
Fraser and Neave Ltd.	12,154	58,194
Global Logistic Properties Ltd.*	24,411	33,085
Golden Agri-Resources Ltd.	88,659	48,954
Hutchison Port Holdings Trust	69,391	43,022
Jardine Cycle & Carriage Ltd	1,417	52,657
Keppel Corp. Ltd	18,923	135,905
Keppel Land Ltd.	9,640	16,527
Neptune Orient Lines Ltd.	12,014	10,438
Olam International Ltd	17,827	29,324
Oversea-Chinese Banking Corp. Ltd	33,276	201,213
SembCorp Industries Ltd	13,066	40,866
SembCorp Marine Ltd	11,076	32,675
Singapore Airlines Ltd	7,158	56,163
Singapore Exchange Ltd	11,383	53,887
Singapore Press Holdings Ltd.	20,331	57,936
Singapore Technologies Engineering Ltd.	20,268	42,104
Singapore Telecommunications Ltd	105,813	252,500

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Singapore - Cont’d
StarHub Ltd	7,981	$17,936
United Overseas Bank Ltd.	16,711	197,063
UOL Group Ltd.	6,116	18,893
Wilmar International Ltd	25,497	98,452
Yangzijiang Shipbuilding Holdings Ltd.	25,477	17,904
		1,942,657

Spain - 3.2%
Abertis Infraestructuras SA	5,152	82,467
Acciona SA	337	29,170
Acerinox SA	1,324	17,020
ACS Actividades de Construccion y Servicios SA	1,880	55,845
Amadeus IT Holding SA	3,863	62,812
Banco Bilbao Vizcaya Argentaria SA	57,422	497,559
Banco de Sabadell SA	14,767	56,201
Banco Popular Espanol SA	12,896	58,883
Banco Santander SA	112,085	853,445
Bankia SA*	11,504	53,646
Bankinter SA	2,829	17,431
CaixaBank	9,926	48,863
Distribuidora Internacional de Alimentacion SA*	7,668	34,763
EDP Renovaveis SA*	2,896	17,761
Enagas SA	2,377	44,061
Ferrovial SA	4,870	58,907
Fomento de Construcciones y Contratas SA	676	17,573
Gas Natural SDG SA	4,284	73,714
Grifols SA*	1,839	31,011
Iberdrola SA	52,422	329,048
Inditex SA	2,897	237,796
Indra Sistemas SA	1,307	16,677
International Consolidated Airlines Group SA, OTC*	12,319	27,804
Mapfre SA	10,000	31,845
Red Electrica de Espana SA	1,437	61,633
Repsol YPF SA	10,538	324,442
Telefonica SA	54,548	947,081
Zardoya Otis SA	1,948	26,785
		4,114,243

Sweden - 2.9%
Alfa Laval AB	4,483	85,022
Assa Abloy AB, Series B	4,172	104,730
Atlas Copco AB:
Series A	8,917	191,940
Series B	5,182	98,581
Boliden AB	3,632	53,088
Electrolux AB, Series B	3,190	50,896
Getinge AB, Series B	2,657	67,395
Hennes & Mauritz AB, B Shares	13,578	437,022
Hexagon AB, B Shares	3,365	50,360
Holmen AB, Series B	701	20,156

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Sweden - Cont’d
Husqvarna AB, Series B	5,877	$27,104
Industrivarden AB, C Shares	1,563	18,663
Investor AB, Series B	6,048	112,944
Kinnevik Investment AB, Series B	2,730	53,245
Lundin Petroleum AB*	2,955	72,718
Modern Times Group AB, Series B	641	30,653
Nordea Bank AB	34,935	270,562
Ratos AB, Series B	2,544	29,878
Sandvik AB	13,390	164,462
Scania AB, Series B	4,249	63,034
Securitas AB, Series B	4,158	35,922
Skandinaviska Enskilda Banken AB	18,731	109,215
Skanska AB, Series B	5,310	88,041
SKF AB, Series B	5,183	109,756
SSAB AB	2,078	18,330
Svenska Cellulosa AB, Series B	7,666	113,725
Svenska Handelsbanken AB	6,498	171,059
Swedbank AB	10,749	139,372
Swedish Match AB	2,828	100,482
Tele2 AB, Series B	4,210	81,988
Telefonaktiebolaget LM Ericsson, Series B	39,993	409,490
TeliaSonera AB	28,751	195,572
Volvo AB, Series B	18,325	200,690
		3,776,095

Switzerland - 8.9%
ABB Ltd.*	29,110	548,917
Actelion Ltd.*	1,469	50,528
Adecco SA*	1,759	73,823
Aryzta AG	1,122	54,329
Baloise Holding AG	630	43,272
Barry Callebaut AG*	24	23,690
Compagnie Financiere Richemont SA	6,932	351,258
Credit Suisse Group AG*	15,152	356,660
GAM Holding AG*	2,744	29,852
Geberit AG*	502	96,909
Givaudan SA*	110	105,002
Glencore International plc	11,031	67,178
Holcim Ltd.*	3,257	174,556
Julius Baer Group Ltd.*	2,744	107,524
Kuehne + Nagel International AG	717	80,678
Lindt & Spruengli AG:
Participation Certificate	11	32,779
Registered Shares	1	33,479
Lonza Group AG*	667	39,482
Nestle SA	46,014	2,650,124
Novartis AG	30,992	1,775,032
Pargesa Holding SA	358	23,482
Partners Group Holding AG	159	27,795
Roche Holding AG	9,329	1,584,020
Schindler Holding AG:
Participation Certificates	645	75,259

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EQUITY SECURITIES - cont’d	SHARES	VALUE
Switzerland - Cont’d
Registered Shares	285	$33,163
SGS SA	72	119,411
Sika AG	27	50,971
Sonova Holding AG*	652	68,322
STMicroelectronics NV	8,462	50,393
Straumann Holding AG	104	17,980
Sulzer AG	318	34,052
Swatch Group AG:
Bearer Shares	409	153,331
Registered Shares	576	38,457
Swiss Life Holding AG*	404	37,229
Swiss Re AG*	4,676	238,737
Swisscom AG	309	117,292
Syngenta AG*	1,256	368,387
Synthes, Inc. (e)	867	145,641
Transocean Ltd.	4,243	164,136
UBS AG*	48,330	576,290
Xstrata plc	27,559	418,724
Zurich Financial Services AG*	1,934	438,327
		11,476,471

United Kingdom - 20.0%
3i Group plc	12,890	36,246
Admiral Group plc	2,692	35,632
Aggreko plc	3,532	110,676
AMEC plc	4,408	62,146
Anglo American plc	17,563	649,110
Antofagasta plc	5,236	98,833
ARM Holdings plc	17,876	164,406
Associated British Foods plc	4,730	81,346
AstraZeneca plc	18,311	846,300
Aviva plc	38,019	177,666
Babcock International Group plc	4,767	54,469
BAE Systems plc	45,385	201,018
Balfour Beatty plc	9,116	37,501
Barclays plc	153,763	420,546
BG Group plc	45,008	962,479
BHP Billiton plc	28,396	828,252
BP plc	250,629	1,793,025
British American Tobacco plc	26,398	1,253,079
British Land Co. plc	11,193	80,424
British Sky Broadcasting Group plc	15,130	172,176
BT Group plc	103,093	305,746
Bunzl plc	4,386	60,235
Burberry Group plc	5,788	106,555
Cairn Energy plc*	18,602	76,669
Capita Group plc	8,143	79,509
Capital Shopping Centres Group plc	7,417	35,985
Carnival plc	2,432	80,325
Centrica plc	68,575	308,205

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EQUITY SECURITIES - cont’d	SHARES	VALUE
United Kingdom - Cont’d
Cobham plc	15,115	$43,066
Compass Group plc	25,158	238,805
Diageo plc	33,246	726,448
Essar Energy plc*	4,327	11,522
Eurasian Natural Resources Corp	3,420	33,765
Fresnillo plc	2,381	56,484
G4S plc	18,732	79,097
GKN plc	20,624	58,634
GlaxoSmithKline plc	68,518	1,566,355
Hammerson plc	9,458	52,897
HSBC Holdings plc	236,612	1,805,044
ICAP plc	7,451	40,155
Imperial Tobacco Group plc	13,527	511,712
Inmarsat plc	6,132	38,553
Intercontinental Hotels Group plc	3,854	69,274
International Power plc	20,292	106,301
Intertek Group plc	2,126	67,213
Invensys plc	10,753	35,248
Investec plc	6,420	33,811
ITV plc	49,064	51,946
J Sainsbury plc	16,182	76,148
Johnson Matthey plc	2,850	81,291
Kazakhmys plc	2,843	40,943
Kingfisher plc	31,393	122,268
Land Securities Group plc	10,262	101,315
Legal & General Group plc	77,957	124,501
Lloyds TSB Group plc*	547,596	220,379
London Stock Exchange Group plc	1,980	24,454
Lonmin plc	2,151	32,749
Man Group plc	25,037	48,893
Marks & Spencer Group plc	21,049	101,699
Meggitt plc	10,303	56,470
National Grid plc	46,629	452,753
Next plc	2,305	98,010
Old Mutual plc	73,410	154,532
Pearson plc	10,801	203,037
Petrofac Ltd.	3,443	77,077
Prudential plc	33,833	335,604
Randgold Resources Ltd	1,209	123,682
Reckitt Benckiser Group plc	8,219	406,042
Reed Elsevier plc	16,148	130,200
Resolution Ltd.	19,470	76,042
Rexam plc	11,645	63,825
Rio Tinto plc	18,932	919,119
Rolls-Royce Holdings plc*	24,862	288,331
Royal Bank of Scotland Group plc*	233,387	73,168
RSA Insurance Group plc	46,800	76,487
SABMiller plc	12,648	445,351
Sage Group plc	17,563	80,272
Schroders plc	1,500	30,620
Segro plc	9,849	31,902
Serco Group plc	6,552	48,248

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EQUITY SECURITIES - cont’d	SHARES	VALUE
United Kingdom - Cont’d
Severn Trent plc	3,153	$73,279
Shire plc	7,467	260,196
Smith & Nephew plc	11,850	115,152
Smiths Group plc	5,208	74,032
SSE plc	12,442	249,541
Standard Chartered plc	31,571	691,074
Standard Life plc	30,915	99,082
Subsea 7 SA*	3,737	69,461
Tate & Lyle plc	6,214	68,011
Tesco plc	106,886	669,940
TUI Travel plc	6,681	17,209
Tullow Oil plc	11,816	257,362
Unilever plc	17,044	572,734
United Utilities Group plc	9,052	85,220
Vedanta Resources plc	1,588	25,040
Vodafone Group plc	680,912	1,892,459
Weir Group plc	2,806	88,580
Whitbread plc	2,352	57,148
William Morrison Supermarkets plc	29,604	150,024
Wolseley plc	3,782	125,266
WPP plc	16,806	176,366
		25,707,477

Total Equity Securities (Cost $130,121,794)		125,891,439

EXCHANGE TRADED FUNDS - 1.1%
iShares MSCI EAFE Index Fund	29,068	1,439,738

Total Exchange Traded Funds (Cost $1,498,260)		1,439,738

	PRINCIPAL
TIME DEPOSIT - 0.5%	AMOUNT
State Street Time Deposit, 0.113%, 1/3/12	$ 657,165	657,165

Total Time Deposit (Cost $657,165)		657,165

TOTAL INVESTMENTS (Cost $132,277,219) - 99.4%		127,988,342
Other assets and liabilities, net - 0.6%		769,235
net assets - 100%		$128,757,577

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Net assets consist of:
Paid-in capital applicable to the following shares of common stock outstanding with 20,000,000 shares of $0.10 par value shares authorized:
Class I: 1,925,265 shares outstanding	$146,173,175
Class F: 97,908 shares outstanding	6,308,442
Undistributed net investment income	504,307
Accumulated net realized gain (loss) on investments and foreign currency transactions	(19,930,400)
Net unrealized appreciation (depreciation) on investments, foreign currencies, and assets
and liabilities denominated in foreign currencies	(4,297,947)

Net assets	$128,757,577

Net asset value per share
Class I (based on net assets of $122,328,997)	$63.54
Class F (based on net assets of $6,428,580)	$65.66

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

* Non-income producing security.

Abbreviations:
CDI: CHESS Depositary Receipts
CVA: Certificaten Van Aandelen
FDR: Fiduciary Depositary Receipts
plc: Public Limited Company
REIT: Real Estate Investment Trust
SDR: Swedish Depository Receipts

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $514,819)	$5,992,054
Interest income	410
Total investment income	5,992,464

Expenses:
Investment advisory fee	963,979
Transfer agency fees and expenses	6,564
Administrative fees	172,139
Distribution Plan expenses:
Class F	14,068
Directors’ fees and expenses	26,971
Custodian fees	293,638
Reports to shareholders	56,358
Professional fees	34,886
Accounting fees	28,016
Contracts services	130,102
Miscellaneous	4,350
Total expenses	1,731,071
Reimbursement from Advisor:
Class I	(73,346)
Class F	(6,027)
Fees paid indirectly	(328)
Net expenses	1,651,370

Net Investment Income	4,341,094

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments*	(5,021,225)
Foreign currency transactions	14,909
(5,006,316)

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	(20,014,629)
Assets and liabilities denominated in foreign currencies	(19,496)
(20,034,125)

Net realized and unrealized
gain (loss)	(25,040,441)

Increase (decrease) In net assets
resulting from operations	($20,699,347)

*Includes realized loss of $4,263,869 due to an in-kind redemption. See Note G.

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (decrease) In net assets	2011	2010
Operations:
Net investment income	$4,341,094	$2,566,722
Net realized gain (loss)*	(5,006,316)	(2,771,742)
Change in unrealized appreciation (depreciation)	(20,034,125)	18,389,594

Increase (decrease) In net assets
resultIng from oPeratIons	(20,699,347)	18,184,574

Distributions to shareholders from:
Net investment income:
Class I shares	(3,205,409)	(2,083,616)
Class F shares	(125,473)	(95,690)
Total distributions	(3,330,882)	(2,179,306)

Capital share transactions:
Shares sold:
Class I shares	22,276,052	93,325,555
Class F shares	1,290,358	3,448,463
Reinvestment of distributions:
Class I shares	3,205,409	2,083,622
Class F shares	125,473	95,689
Shares Issued from merger (see Note F):
Class I shares	—	10,969,047
Shares redeemed:
Class I shares**	(62,357,527)	(21,693,700)
Class F shares	(1,096,144)	(1,732,220)
Total capital share transactions	(36,556,379)	86,496,456

Total Increase (decrease) In net assets	(60,586,608)	102,501,724

Net assets
Beginning of year	189,344,185	86,842,461
End of year (including undistributed net investment
income of $504,307 and $669,089, respectively)	$128,757,577	$189,344,185

*	Includes realized loss of $4,263,869 due to an in-kind redemption during the year ended December 31, 2011. See Note G.
**	Includes an in-kind redemption in the amount of $23,187,479 during the year ended December 31, 2011. See Note G.

See notes to financial statements.

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	Year ended	Year ended
	December 31,	December 31,
Capital share activity	2011	2010
Shares sold:
Class I shares	314,572	1,411,730
Class F shares	17,293	48,875
Reinvestment of distributions:
Class I shares	50,831	27,960
Class F shares	1,926	1,249
Shares Issued from merger (see Note F):
Class I shares	—	157,015
Shares redeemed:
Class I shares*	(876,396)	(315,730)
Class F shares	(14,312)	(24,664)
Total capital share activity	(506,086)	1,306,435

* Includes in-kind redemption shares of 353,253 during the year ended December 31, 2011. See Note G.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP EAFE International Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio offers Class I and Class F shares. Class F shares are subject to Distribution Plan Expenses. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, no securities were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Foreign securities are valued

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based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Portfolio has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters. Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Exchange traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
Investments in securities	level 1	level 2	level 3	total
Equity securities*	$125,891,439	—	—	$125,891,439
Exchange traded funds	1,439,738	—	—	1,439,738
Other debt obligations	—	$657,165	—	657,165
TOTALS	$127,331,177	$657,165	—	$127,988,342

*For further breakdown of Equity Securities by country, please refer to the Statement of Net Assets.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments and foreign currencies.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .56% of the Portfolio’s average daily net assets. Under the terms of the agreement, $60,769 was payable at year end. In addition, $31,689 was payable at year end for operating expenses paid by the Advisor during December 2011.

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The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2012. The contractual expense cap is .97% and 1.17% (.95% and 1.15% prior to May 1, 2011) for Class I and Class F, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .10% based on the Portfolio’s average daily net assets. Under the terms of the agreement, $10,852 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”) (formerly known as Calvert Distributors, Inc.), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio. Distribution plans, adopted by Class F shares, allow the Portfolio to pay CID for expenses and services associated with the distribution of shares. The expenses paid may not exceed .20% annually of the average daily net assets of Class F. Under the terms of the agreement, $1,087 was payable at year end.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $207 for the year ended December 31, 2011. Under the terms of the agreement, $17 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $42,457,173 and $77,567,118, respectively.

Capital loss carryforward
	Pre-enactment		Post-enactment
Expiration date
31-Dec-15	($186,055)	Short-term	—
31-Dec-16	(15,302,273)	Long-term	($987,699)
31-Dec-17	(15,978)

Capital losses may be utilized to offset future capital gains until expiration; however the Portfolio’s use of capital loss carryforwards acquired from CVS Calvert Social International Equity Portfolio may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses

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that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$3,330,882	$2,179,306
Total	$3,330,882	$2,179,306

As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$10,518,688
Unrealized (depreciation)	(18,296,087)
Net unrealized appreciation/(depreciation)	($7,777,399)

Unidistributed ordinary income	$554,434
Capital loss carryforward	($16,492,005)

Federal income tax cost of investments	$135,765,741

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and passive foreign investment companies.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary pemanent differences causing such reclassifications for the Portfolio are due to foreign currency transactions, passive foreign investment companies, redemptions in kind, and distributions paid in connection with the redemption of taxpayers’ shares.

Undistributed investment income	($1,174,994)
Accumulated net realized gain (loss)	5,499,894
Paid-in capital	(4,324,900)

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NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2011. For the year ended December 31, 2011, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$128,243	1.40%	$7,877,110	June 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTE F — REORGANIZATION

On December 10, 2009, the Board of Directors approved an Agreement and Plan of Reorganization (the “Plan”) which provides for the transfer of all the assets of the Calvert Variable Series, Inc., Calvert Social International Equity Portfolio (“International Equity”) for shares of the acquiring portfolio, Calvert Variable Products, Inc., EAFE International Index Portfolio (“EAFE”) and the assumption of the liabilities of International Equity. Shareholders approved the Plan at a meeting on April 16, 2010 and the reorganization took place on April 30, 2010.

The acquisition was accomplished by a tax-free exchange of the following shares:

		Acquiring
Merged portfolio	Shares	portfolio	Shares	Value
International Equity	1,006,852	EAFE	157,015	$10,969,047

For financial reporting purposes, assets received and shares issued by EAFE were recorded at fair value; however, the cost basis of the investments received from International Equity were carried forward to align ongoing reporting of EAFE’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

		Unrealized
	Net	appreciation	Acquiring	Net
Merged portfolio	assets	(depreciation)	portfolio	assets
International Equity	$10,969,047	($16,862)	EAFE	$86,948,835

Assuming the acquisition had been completed on January 1, 2010, EAFE’s results of operations for the year ended December 31, 2010 would have been as follows:

Net investment income	$2,589,152	(a)
Net realized and change in unrealized gain (loss) on investments	$15,480,042	(b)
Net increase (decrease) in assets from operations	$18,069,194

Because EAFE and International Equity sold and redeemed shares throughout the year, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of International Equity that have been included in EAFE’s Statement of Operations since April 30, 2010.

(a)	$2,566,722 as reported, plus $22,430 from International Equity pre-merger.
(b)	$15,617,852 as reported, plus ($137,810) from International Equity pre-merger.

NOTE G — IN-KIND TRANSFER OF SECURITIES

During the year ended December 31, 2011, the Calvert VP EAFE International Index Portfolio redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

		Redeemed
Transaction date	Shares	value	Gain (loss)
11/9/2011	353,253	$23,187,479	($4,263,869)

NOTICE TO SHAREHOLDERS (UNAUDITED)

The Portfolio considers $3.20 per share as income derived from foreign sources and $.25 per share as foreign taxes paid for the calendar year ended December 31, 2011.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
Class I shares	2011 (z)	2010 (z)	2009
Net asset value, beginning	$74.78	$70.89	$56.55
Income from investment operations:
Net investment income	1.85	1.27	1.33
Net realized and unrealized gain (loss)	(11.37)	3.49	14.41
Total from investment operations	(9.52)	4.76	15.74
Distributions from:
Net investment income	(1.72)	(.87)	(1.40)
Total distributions	(1.72)	(.87)	(1.40)
Total increase (decrease) in net asset value	(11.24)	3.89	14.34
Net asset value, ending	$63.54	$74.78	$70.89

Total return*	(12.71%)	6.71%	27.83%
Ratios to average net assets: A
Net investment income (loss)	2.53%	1.84%	2.10%
Total expenses	1.00%	1.07%	1.05%
Expenses before offsets	.95%	.95%	.95%
Net expenses	.95%	.95%	.95%
Portfolio turnover	24%	77%	29%
Net assets, ending (in thousands)	$122,329	$182,192	$81,899

		Years ended
		December 31,	December 31,
Class I shares		2008	2007
Net asset value, beginning		$104.77	$98.66
Income from investment operations:
Net investment income		2.17	1.00
Net realized and unrealized gain (loss)		(45.83)	8.80
Total from investment operations		(43.66)	9.80
Distributions from:
Net investment income		(2.77)	(1.48)
Net realized gain		(1.79)	(2.21)
Total distributions		(4.56)	(3.69)
Total increase (decrease) in net asset value		(48.22)	6.11
Net asset value, ending		$56.55	$104.77

Total return*		(42.68%)	10.10%
Ratios to average net assets: A
Net investment income		2.51%	1.48%
Total expenses		1.22%	1.26%
Expenses before offsets		.95%	95%
Net expenses		.95%	95%
Portfolio turnover		47%	48%
Net assets, ending (in thousands)		$65,973	$118,631

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
Class F shares	2011 (z)	2010 (z)	2009
Net asset value, beginning	$76.90	$73.19	$57.91
Income from investment operations:
Net investment income	1.67	1.33	.68
Net realized and unrealized gain (loss)	(11.60)	3.42	15.23
Total from investment operations	(9.93)	4.75	15.91
Distributions from:
Net investment income	(1.31)	(1.04)	(.63)
Total distributions	(1.31)	(1.04)	(.63)
Total increase (decrease) in net asset value	(11.24)	3.71	15.28
Net asset value, ending	$65.66	$76.90	$73.19

Total return*	(12.90%)	6.50%	27.47%
Ratios to average net assets: A
Net investment income	2.24%	1.86%	1.67%
Total expenses	1.25%	1.30%	1.42%
Expenses before offsets	1.16%	1.15%	1.15%
Net expenses	1.16%	1.15%	1.15%
Portfolio turnover	24%	77%	29%
Net assets, ending (in thousands)	$6,429	$7,152	$4,943

		Periods ended
		December 31,	December 31,
Class F shares		2008	2007	^
Net asset value, beginning		$104.76	$102.10
Income from investment operations:
Net investment income		1.25	.01
Net realized and unrealized gain (loss)		(45.05)	2.65
Total from investment operations		(43.80)	2.66
Distributions from:
Net investment income		(1.26)	—
Net realized gain		(1.79)	—
Total distributions		(3.05)	—
Total increase (decrease) in net asset value		(46.85)	2.66
Net asset value, ending		$57.91	$104.76

Total return*		(42.81%)	2.61%
Ratios to average net assets: A
Net investment income		1.33%	.25	% (a)
Total expenses		1.42%	1.46	% (a)
Expenses before offsets		1.15%	1.15	% (a)
Net expenses		1.15%	1.15	% (a)
Portfolio turnover		47%	48%
Net assets, ending (in thousands)		$1,324	$1

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(a)	Annualized.
(z)	Per share figures calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year.
^	From December 17, 2007 inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 8, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and

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other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one-, three- and five-year periods ended June 30, 2011. The data also indicated that the Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of Portfolio expenses and fair valuation determinations on the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was at the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitabil-ity of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees.

Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets

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above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2011 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by the Subadvisor was not a material factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fee included breakpoints that would reduce the subadvisory fee on assets above certain specified asset levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 46

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

www.calvert.com CALVERT VP EAFE INTERNATIONAL INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 47

Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP Barclays Capital Aggregate Bond Index Portfolio

Annual Report
December 31, 2011

Calvert
INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description
Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

www.calvert.com CALVERT VP BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO ANNUAL REPORT (UNAUDITED) 2

CALVERT VP BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the year ended December 31, 2011, Calvert VP Barclays Capital Aggregate Bond Index Portfolio provided a return of 8.39%. This compares to a 7.84% return for the Barclays Capital Aggregate Bond Index. As an index fund, the portfolio employs a passive management approach and seeks, as closely as possible, to match the performance of the Barclays Capital Aggregate Bond Index. Because of the large number of securities in the Barclays Capital Aggregate Bond Index, the portfolio uses a stratified sampling approach to create a portfolio of securities with similar characteristics to the index. The portfolio outperformed the index in 2011 primarily due to minor overweights and underweights in sectors, duration, and individual securities throughout the year, as a result of using a stratified sampling approach.

Investment Climate

Fixed income markets performed well in 2011, as interest rates declined substantially. The Federal Reserve (Fed) continued to be supportive by initiating “Operation Twist,” as it is known. The objective of the Fed was to decrease long term interest rates and flatten the shape of the yield curve. In addition to the Fed’s efforts, the market experienced a flight to quality during the second half of the year, as investors sought protection against a looming financial crisis in Europe. The combination of the Fed’s efforts and the flight to quality drove interest rates to multi-year lows. By year’s end, the 10-year Treasury rate declined from 3.29% to 1.88%, which provided an excellent return for fixed income investors for the year. Interest rates at the front end of the yield curve also remained extremely low, with the two-year Treasury closing the year at a yield of 0.24%.

Average Annual Total Return
(period ended 12.31.11)

One year	8.39%
Five year	6.66%
Since inception(3.31.03)	4.98%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.53%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

www.calvert.com CALVERT VP BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO ANNUAL REPORT 4

Treasury bonds provided the best return within the index, recording a return of 9.81%. Corporate bonds also performed well, providing a return of 8.15%. Mortgage-backed securities performed the worst of all the major sectors of the index, providing a return of 6.23% for the year.

Portfolio Strategy

As an index fund, the Portfolio’s strategy is purely passive. Its goal is to mirror, as closely as possible, the performance of the Barclays Capital Aggregate Bond Index. Full replication of the Barclays Capital Aggregate Bond Index is not feasible, as the index includes just under 8,000 securities. Therefore, the Portfolio employs a stratified sampling strategy to track the performance of the Index. Stratified sampling requires the portfolio manager to select securities in each sector of the portfolio to represent sectors in the index. These securities are selected to closely match the characteristics of the index, such as duration, sector allocation, quality, and others.

% of total
Economic sectors	Investments

Asset Backed Securities	0.1%
Basic Materials	1.1%
Communications	1.0%
Consumer, Cyclical	2.5%
Consumer, Non-cyclical	1.9%
Energy	2.4%
Exchange Traded Funds	0.5%
Financials	5.7%
Government	45.6%
Industrials	3.3%
Mortgage Securities	34.5%
Technology	0.4%
Time Deposit	0.2%
Utilities	0.8%
Total	100%

Outlook

The outlook for 2012 is for a modest increase in economic growth in the U.S. and a sluggish global economy. Corporate earnings and balance sheets appear to be healthy, and the housing market appears to be stabilizing. Inflation appears to be moderate, and the Fed continues to promote an accommodative monetary approach. This environment should be supportive for fixed income markets in 2012. However, if the economy strengthens quickly or inflation pressures materialize, interest rates may increase as the Federal Reserve is forced to withdraw liquidity from the marketplace.

January 2012

www.calvert.com CALVERT VP BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO ANNUAL REPORT 5

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Actual	$1,000.00	$1,056.10	$2.61

Hypothetical (5% return per year before expenses)	$1,000.00	$1,022.67	$2.57

* Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT VP BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO ANNUAL REPORT 6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Barclays Aggregate Bond Index Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Barclays Aggregate Bond Index Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the year ended December 31, 2007 were audited by other auditors whose report thereon, dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Barclays Aggregate Bond Index Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

www.calvert.com CALVERT VP BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO ANNUAL REPORT 7

STATEMENT OF NET ASSETS
DECEMBER 31, 2011

	PRINCIPAL
Asset-Backed securities - 0.1%	AMOUNT	VALUE
Citibank Omni Master Trust, 4.90%, 11/15/18 (e)	$100,000	$108,763
Residential Asset Securities Corp., STEP, 4.61% to 3/25/13, 5.11% thereafter to 6/25/33 (r)	77,905	31,484

Total Asset-Backed Securities (Cost $185,463)		140,247

Commercial Mortgage-Backed securities - 1.6%
Banc of America Merrill Lynch Commercial Mortgage, Inc.:
6.186%, 6/11/35	56,888	56,848
5.632%, 4/10/49 (r)	550,000	587,822
Bear Stearns Commercial Mortgage Securities, 4.24%, 8/13/39 (r)	88,720	89,308
DBUBS Mortgage Trust:
3.386%, 7/10/44 (e)	500,000	517,233
3.742%, 11/10/46 (e)	933,520	977,734
Morgan Stanley Capital I, 3.476%, 6/15/44 (e)	500,000	517,790

Total Commercial Mortgage-Backed Securities (Cost $2,599,246)		2,746,735

Corporate Bonds - 19.0%
Alcoa, Inc.:
5.72%, 2/23/19	149,000	153,339
6.15%, 8/15/20	500,000	517,705
American Express Credit Corp., 2.75%, 9/15/15	200,000	200,708
Amgen, Inc., 4.10%, 6/15/21	700,000	717,390
Apache Corp., 5.625%, 1/15/17	100,000	118,185
AstraZeneca plc, 6.45%, 9/15/37	350,000	471,705
Australia & New Zealand Banking Group Ltd., 4.875%, 1/12/21 (e)	800,000	844,836
Bank of America Corp.:
7.375%, 5/15/14	100,000	103,523
3.75%, 7/12/16	700,000	648,828
5.65%, 5/1/18	250,000	237,555
BB&T Corp., 5.20%, 12/23/15	405,000	437,404
BlackRock, Inc., 3.50%, 12/10/14	100,000	106,713
BorgWarner, Inc., 5.75%, 11/1/16	500,000	575,256
BP Capital Markets plc:
3.625%, 5/8/14	200,000	209,963
4.50%, 10/1/20	400,000	440,170
CA, Inc., 5.375%, 12/1/19	100,000	108,500
Camden Property Trust, 5.875%, 11/30/12	100,000	102,619
Cigna Corp., 4.00%, 2/15/22	300,000	297,185
Citigroup, Inc.:
6.50%, 8/19/13	125,000	129,847
4.587%, 12/15/15	250,000	251,732
6.125%, 5/15/18	200,000	212,850
The Coca-Cola Co., 5.35%, 11/15/17	100,000	120,196
Colonial Pipeline Co., 6.58%, 8/28/32 (e)	100,000	125,215
Connecticut Light & Power Co., 5.65%, 5/1/18	200,000	236,566
Deere & Co., 6.55%, 10/1/28	250,000	323,148
Deutsche Bank AG, 4.875%, 5/20/13	150,000	153,483

www.calvert.com CALVERT VP BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO ANNUAL REPORT 8

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
DIRECTV Holdings LLC, 5.20%, 3/15/20	$300,000	$324,392
Discovery Communications LLC, 5.05%, 6/1/20	200,000	221,257
Emerson Electric Co., 4.75%, 10/15/15	200,000	224,934
Enbridge Energy Partners LP, 5.20%, 3/15/20	200,000	221,857
Energizer Holdings, Inc., 4.70%, 5/19/21 (e)	700,000	739,387
Energy Transfer Partners LP, 4.65%, 6/1/21	1,000,000	975,818
Ensco plc, 4.70%, 3/15/21	700,000	722,411
GATX Corp., 4.85%, 6/1/21	700,000	708,704
General Dynamics Corp., 3.875%, 7/15/21	500,000	539,269
General Electric Capital Corp., 3.75%, 11/14/14	250,000	264,573
Goldman Sachs Group, Inc.:
5.35%, 1/15/16	200,000	204,694
5.375%, 3/15/20	150,000	147,460
GTE Corp., 6.94%, 4/15/28	80,000	100,225
Harley-Davidson Financial Services, Inc., 3.875%, 3/15/16 (e)	1,200,000	1,240,425
Health Care REIT, Inc., 5.25%, 1/15/22	800,000	780,250
Hospira, Inc., 6.40%, 5/15/15	250,000	271,439
JPMorgan Chase & Co.:
3.15%, 7/5/16	700,000	703,417
4.35%, 8/15/21	1,000,000	1,009,791
Kimco Realty Corp., 4.30%, 2/1/18	300,000	301,222
Kinder Morgan Energy Partners LP, 3.50%, 3/1/16	600,000	622,731
L-3 Communications Corp.:
5.20%, 10/15/19	200,000	203,251
4.75%, 7/15/20	800,000	782,199
Lockheed Martin Corp.:
5.72%, 6/1/40	154,000	172,748
4.85%, 9/15/41	1,000,000	1,012,628
McCormick & Company, Inc., 3.90%, 7/15/21	500,000	531,737
MDC Holdings, Inc., 5.625%, 2/1/20	200,000	181,816
Metropolitan Life Global Funding I, 5.125%, 4/10/13 (e)	100,000	104,273
Morgan Stanley:
2.875%, 7/28/14	250,000	236,313
5.95%, 12/28/17	250,000	238,950
National City Bank, 4.625%, 5/1/13	500,000	519,542
Northern Trust Corp.:
5.50%, 8/15/13	100,000	106,386
3.45%, 11/4/20	100,000	102,570
Omnicom Group, Inc., 4.45%, 8/15/20	500,000	513,503
Oracle Corp., 5.75%, 4/15/18	250,000	304,475
Pacific Gas & Electric Co., 4.25%, 5/15/21	1,000,000	1,089,016
Pearson Funding Two plc, 4.00%, 5/17/16 (e)	250,000	265,063
Pitney Bowes, Inc., 5.75%, 9/15/17	180,000	193,864
Progressive Corp., 6.375%, 1/15/12	165,000	165,213
Rio Tinto Finance USA Ltd.:
2.25%, 9/20/16	400,000	406,927
3.75%, 9/20/21	400,000	418,678
Shell International Finance BV, 4.00%, 3/21/14	300,000	321,256
Suncor Energy, Inc., 6.50%, 6/15/38	250,000	310,243
TCI Communications, Inc., 8.75%, 8/1/15	100,000	121,599
Teck Resources Ltd., 4.75%, 1/15/22	400,000	428,867
The Toronto-Dominion Bank, 2.50%, 7/14/16	500,000	509,389

www.calvert.com CALVERT VP BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO ANNUAL REPORT 9

	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	$500,000	$525,968
Time Warner Cable, Inc., 5.00%, 2/1/20	100,000	109,550
Time Warner, Inc., 4.875%, 3/15/20	100,000	108,792
United Parcel Service, Inc., 6.20%, 1/15/38	250,000	335,008
US Bank, 4.95%, 10/30/14	100,000	108,556
Verizon Communications, Inc., 4.35%, 2/15/13	100,000	103,937
VF Corp., 3.50%, 9/1/21	400,000	414,114
Wal-Mart Stores, Inc.:
2.25%, 7/8/15	500,000	521,791
6.50%, 8/15/37	250,000	345,586
WellPoint, Inc., 3.70%, 8/15/21	800,000	814,614
Wells Fargo & Co., 4.375%, 1/31/13	125,000	129,004
Williams Partners LP, 3.80%, 2/15/15	100,000	104,928
Yum! Brands, Inc., 3.75%, 11/1/21	1,000,000	1,014,322

Total Corporate Bonds (Cost $30,668,314)		32,045,553

Sovereign Government Bonds - 0.1%
Province of New Brunswick Canada, 6.75%, 8/15/13	100,000	109,604

Total Sovereign Government Bonds (Cost $103,404)		109,604

U.S. Government Agencies and Instrumentalities - 11.1%
Fannie Mae:
6.125%, 3/15/12	1,000,000	1,012,083
2.625%, 11/20/14	1,100,000	1,163,775
2.375%, 7/28/15	1,000,000	1,054,877
4.875%, 12/15/16	1,000,000	1,179,801
6.25%, 5/15/29	700,000	984,923
Federal Farm Credit Bank, 4.25%, 2/1/12	750,000	752,407
Federal Home Loan Bank:
1.875%, 6/21/13	1,400,000	1,432,641
4.875%, 5/17/17	1,000,000	1,190,073
Freddie Mac:
5.25%, 4/18/16	1,000,000	1,177,635
2.00%, 8/25/16	700,000	728,129
5.00%, 2/16/17	1,000,000	1,184,858
5.125%, 11/17/17	1,000,000	1,207,406
4.875%, 6/13/18	2,000,000	2,410,853
3.75%, 3/27/19	2,900,000	3,312,132

Total U.S. Government Agencies And Instrumentalities (Cost $17,688,248)		18,791,593

U.S. Government Agency Mortgage-Backed securities - 32.7%
Fannie Mae:
5.00%, 12/1/16	324,572	350,973
5.00%, 11/1/17	46,797	50,545
5.50%, 8/1/18	178,377	194,224
4.61%, 12/1/19	486,811	514,879
5.00%, 6/1/20	56,442	60,727
6.50%, 4/1/23	55,985	61,964
3.50%, 5/1/26	1,640,755	1,717,333
4.50%, 5/1/31	1,378,736	1,474,574

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	PRINCIPAL
U.S. Government Agency Mortgage-Backed securities - cont’d	AMOUNT	VALUE
6.50%, 8/1/32	$171,552	$194,728
5.50%, 7/1/33	249,793	273,064
5.50%, 7/1/33	395,486	437,644
6.00%, 8/1/33	70,039	78,074
5.50%, 11/1/33	270,040	295,197
5.50%, 3/1/34	525,061	573,648
6.00%, 6/1/34	308,956	344,400
5.00%, 7/1/34	607,716	657,210
5.00%, 10/1/34	413,180	446,830
5.50%, 3/1/35	842,280	920,221
5.50%, 6/1/35	633,811	701,374
5.50%, 9/1/35	393,416	429,575
5.50%, 2/1/36	218,117	238,165
5.50%, 4/1/36	1,210,757	1,303,119
6.50%, 9/1/36	701,854	788,294
5.50%, 11/1/36	311,281	339,599
7.50%, 11/1/36	141,424	163,094
6.00%, 5/1/38	444,078	489,334
5.50%, 6/1/38	502,044	549,191
5.74%, 9/1/38 (r)	1,128,802	1,210,394
4.00%, 3/1/39	948,863	997,664
4.50%, 5/1/40	1,661,689	1,783,686
4.50%, 7/1/40	1,054,714	1,123,249
3.50%, 2/1/41	1,521,228	1,565,868
3.50%, 3/1/41	1,654,478	1,703,285
4.00%, 3/1/41	952,706	1,002,002
Freddie Mac:
4.50%, 9/1/18	186,358	201,234
5.00%, 11/1/20	230,019	247,939
4.00%, 3/1/25	2,337,181	2,453,611
3.50%, 7/1/26	1,354,784	1,413,346
5.00%, 2/1/33	594,353	639,879
5.00%, 4/1/35	299,099	321,823
5.00%, 12/1/35	771,791	830,426
6.00%, 8/1/36	271,856	299,519
6.50%, 10/1/37	221,515	246,381
5.00%, 7/1/39	705,923	760,165
4.00%, 11/1/39	1,644,264	1,727,033
4.50%, 1/1/40	930,150	986,657
5.00%, 1/1/40	2,378,729	2,582,492
4.50%, 4/1/40	1,938,820	2,056,603
6.00%, 4/1/40	618,302	679,864
4.50%, 5/1/40	769,066	815,787
4.50%, 5/1/40	1,543,565	1,636,560
4.00%, 2/1/41	941,228	988,608
4.50%, 6/1/41	1,300,414	1,378,455
3.50%, 10/1/41	1,857,415	1,908,728
Ginnie Mae:
4.50%, 7/20/33	807,299	887,961
5.50%, 7/20/34	364,234	411,095
6.00%, 11/20/37	623,000	705,275
5.00%, 5/15/39	1,247,280	1,388,807

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	PRINCIPAL
U.S. Government Agency Mortgage-Backed securities - cont’d	AMOUNT	VALUE
4.50%, 10/15/39	$997,651	$1,090,463
5.00%, 10/15/39	1,307,433	1,455,786
4.50%, 8/15/40	1,914,903	2,102,623
4.00%, 12/20/40	1,808,165	1,945,416

Total U.S. Government Agency Mortgage-Backed Securities (Cost $53,406,258)		55,196,664

U.S. Treasury - 34.2%
United States Treasury Bonds:
8.125%, 5/15/21	1,000,000	1,555,781
8.00%, 11/15/21	1,000,000	1,562,969
6.25%, 8/15/23	1,000,000	1,431,094
5.50%, 8/15/28	1,000,000	1,412,031
5.375%, 2/15/31	1,000,000	1,425,625
4.50%, 2/15/36	1,000,000	1,307,812
4.375%, 11/15/39	1,000,000	1,297,031
3.875%, 8/15/40	1,000,000	1,197,656
4.375%, 5/15/41	500,000	650,859
3.75%, 8/15/41	1,000,000	1,174,844
United States Treasury Notes:
1.00%, 3/31/12	1,000,000	1,002,344
1.375%, 5/15/12	1,000,000	1,004,844
4.125%, 8/31/12	1,000,000	1,026,406
1.375%, 11/15/12	1,000,000	1,010,625
1.375%, 2/15/13	1,000,000	1,013,281
1.125%, 6/15/13	1,000,000	1,012,969
0.75%, 8/15/13	1,000,000	1,008,281
4.25%, 11/15/13	1,000,000	1,074,062
2.00%, 11/30/13	1,000,000	1,032,969
1.875%, 2/28/14	1,000,000	1,033,906
2.25%, 5/31/14	1,000,000	1,045,937
2.625%, 6/30/14	1,000,000	1,056,562
4.25%, 8/15/14	1,000,000	1,101,719
2.125%, 11/30/14	1,000,000	1,050,313
2.25%, 1/31/15	1,000,000	1,056,250
2.50%, 4/30/15	1,000,000	1,067,031
1.25%, 8/31/15	1,000,000	1,026,563
1.25%, 10/31/15	1,000,000	1,025,469
4.50%, 11/15/15	1,000,000	1,149,531
2.00%, 1/31/16	1,000,000	1,055,000
2.375%, 3/31/16	1,000,000	1,070,781
2.00%, 4/30/16	1,000,000	1,055,781
1.50%, 7/31/16	1,000,000	1,033,594
4.875%, 8/15/16	1,000,000	1,185,938
2.75%, 11/30/16	1,000,000	1,091,563
3.00%, 2/28/17	1,000,000	1,105,781
4.50%, 5/15/17	1,000,000	1,185,781
2.375%, 7/31/17	1,000,000	1,074,844
1.875%, 9/30/17	1,000,000	1,045,469
3.50%, 2/15/18	1,000,000	1,140,313
2.375%, 5/31/18	1,000,000	1,072,656
4.00%, 8/15/18	1,000,000	1,177,656

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	PRINCIPAL
U.S. Treasury - cont’d	AMOUNT	VALUE
3.75%, 11/15/18	$1,000,000	$1,163,281
3.125%, 5/15/19	1,000,000	1,121,094
3.625%, 8/15/19	1,000,000	1,158,125
3.375%, 11/15/19	1,000,000	1,140,000
3.625%, 2/15/20	1,000,000	1,159,688
2.625%, 8/15/20	1,000,000	1,078,594
2.625%, 11/15/20	1,000,000	1,076,719
3.625%, 2/15/21	500,000	580,547
3.125%, 5/15/21	1,000,000	1,116,406
2.125%, 8/15/21	1,000,000	1,025,312

Total U.S. Treasury (Cost $54,122,971)		57,729,687

Exchange Traded Funds - 0.4%	SHARES	VALUE
iShares Barclays Aggregate Bond Fund	7,000	771,750

Total Exchange Traded Funds (Cost $769,497)		771,750

	PRINCIPAL
Time Deposit - 0.2%	AMOUNT
State Street Time Deposit, 0.113%, 1/3/12	354,458	354,458

Total Time Deposit (Cost $354,458)		354,458

TOTAL INVESTMENTS (Cost $159,897,859) - 99.4%		167,886,291
Other assets and liabilities, net - 0.6%		944,012
net assets - 100%		$168,830,303

Net assets consIst of:
Paid-in capital applicable to 3,041,854 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		159,831,140
Undistributed net investment income		445,945
Accumulated net realized gain (loss) on investments		564,786
Net unrealized appreciation (depreciation) on investments		7,988,432

Net assets		$168,830,303

Net asset value Per share		$55.50

See notes to financial statements.

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(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:

LLC: Limited Liability Corporation
LP: Limited Partnership
STEP: Stepped coupon bond for which the coupon rate interest will adjust on specified furure date(s) plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment Income:
Dividend income	$75,152
Interest income	4,323,205
Total investment income	4,398,357

Expenses:
Investment advisory fee	427,772
Transfer agency fees and expenses	2,315
Directors’ fees and expenses	23,207
Administrative fees	142,591
Accounting fees	23,012
Custodian fees	36,920
Reports to shareholders	27,564
Professional fees	30,428
Miscellaneous	5,594
Total expenses	719,403
Fees paid indirectly	(433)
Net expenses	718,970

Net Investment Income	3,679,387

Rrealized and unrealized gain (loss) on investments
Net realized gain (loss)	1,519,921
Change in unrealized appreciation (depreciation)	6,785,212

Net realized and unrealized gain
(loss) on Investments	8,305,133

Increase (decrease) In net assets
resulting from operations	$11,984,520

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (decrease) In net assets	2011	2010
Operations:
Net investment income	$3,679,387	$2,167,098
Net realized gain (loss) on investments	1,519,921	1,042,436
Change in unrealized appreciation (depreciation)	6,785,212	126,190

Increase (decrease) In net assets
resultIng from operations	11,984,520	3,335,724

Distributions to shareholders from:
Net investment income	(3,974,995)	(2,195,331)
Net realized gain	(1,121,845)	(339,138)
Total distributions	(5,096,840)	(2,534,469)

Capital share transactions:
Shares sold	69,619,998	83,266,811
Reinvestment of distributions	5,096,840	2,534,473
Shares redeemed	(22,389,876)	(14,615,811)
Total capital share transactions	52,326,962	71,185,473

Total increase (decrease) in net assets	59,214,642	71,986,728

Net assets
Beginning of year	109,615,661	37,628,933
End of year (including undistributed net investment income
of $445,945 and $378,456, respectively)	$168,830,303	$109,615,661

Capital share activity
Shares sold	1,276,938	1,560,961
Reinvestment of distributions	91,951	48,156
Shares redeemed	(403,173)	(273,365)
Total capital share activity	965,716	1,335,752

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert VP Barclays Capital Aggregate Bond Index Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (or the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, no securities were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, commercial mortgage securities, and U.S. government agency mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and

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type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
Investments In securItIes*	level 1	level 2	level 3	total
Asset-backed securities	—	$140,247	—	$140,247
Commercial mortgage-backed securities	—	2,746,735	—	2,746,735
Corporate debt	—	32,045,553	—	32,045,553
Exchanged traded funds	$771,750	—	—	771,750
Other debt obligations	—	464,062	—	464,062
U.S. government obligations	—	131,717,944	—	131,717,944
TOTAL	$771,750	$167,114,541	—	$167,886,291

* For a complete listing of investments, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Portfolio’s average daily net assets. Under the terms of the agreement, $42,389 was payable at year end. In addition, $13,814 was payable at year end for operating expenses paid by the Advisor during December 2011.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2012. The contractual expense cap is .60%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services for the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .10% of the Portfolio’s average daily net assets. Under the terms of the agreement, $14,130 was payable at year end.

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Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $80 for the year ended December 31, 2011. Under the terms of the agreement, $7 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $74,791,802 and $30,625,701, respectively. U.S. government security purchases and sales were $42,892,783 and $25,898,685, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$4,902,345	$2,395,314
Long term capital gain	194,495	139,155
Total	$5,096,840	$2,534,469

As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$8,178,541
Unrealized (depreciation)	(227,770)
Net unrealized appreciation/(depreciation)	$7,950,771
Undistributed ordinary income	$952,502
Undistributed long term capital gain	$95,890
Federal income tax cost of investments	$159,935,520

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

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Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to asset-backed securities.

Undistributed net investment income	$363,097
Accumulated net realized gain (loss)	(363,097)

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2011. For the year ended December 31, 2011, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$5,037	1.41%	$1,517,447	October 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2011, the Portfolio considers $194,495 of the long term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
	2011 (z)	2010 (z)	2009 (z)
Net asset value, beginning	$52.80	$50.82	$51.17
Income from investment operations:
Net investment income	1.42	1.56	2.00
Net realized and unrealized gain (loss)	3.01	1.67	.35
Total from investment operations	4.43	3.23	2.35
Distributions from:
Net investment income	(1.35)	(1.08)	(2.50)
Net realized gain	(.38)	(.17)	(.20)
Total distributions	(1.73)	(1.25)	(2.70)
Total increase (decrease) in net asset value	2.70	1.98	(.35)
Net asset value, ending	$55.50	$52.80	$50.82

Total return*	8.39%	6.37%	4.59%
Ratios to average net assets: A
Net investment income	2.58%	2.89%	3.83%
Total expenses	.50%	.53%	.54%
Expenses before offsets	.50%	.53%	.54%
Net expenses	.50%	.52%	.54%
Portfolio turnover	40%	99%	71%
Net assets, ending (in thousands)	$168,830	$109,616	$37,629

		Years ended
		December 31,	December 31,
		2008	2007
Net asset value, beginning		$50.27	$48.85
Income from investment operations:
Net investment income		2.13	2.13
Net realized and unrealized gain (loss)		1.07	1.40
Total from investment operations		3.20	3.53
Distributions from:
Net investment income		(2.30)	(2.11)
Total distributions		(2.30)	(2.11)
Total increase (decrease) in net asset value		.90	1.42
Net asset value, ending		$51.17	$50.27

Total return*		6.56%	7.43%
Ratios to average net assets: A
Net investment income		4.29%	4.24%
Total expenses		.61%	.59%
Expenses before offsets		.60%	.59%
Net expenses		.60%	.59%
Portfolio turnover		30%	24%
Net assets, ending (in thousands)		$51,287	$44,496

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.
Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(z)	Per share figures calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 8, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and

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other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one-, three- and five-year periods ended June 30, 2011. The data also indicated that the Portfolio outperformed its Lipper index for the five-year period ended June 30, 2011 and underperformed its Lipper index for the one- and three-year periods ended June 30, 2011. The Board also took into account management’s discussion of the Portfolio’s performance, including the composition of the peer universe against which the Portfolio was being measured. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee was at the median of its peer universe and that total expenses were above the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio and the relatively small range in total expense ratios among the funds in the Portfolio’s peer universe. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

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The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2011 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of passively-managed funds that track the same benchmark index as does the Portfolio; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP Inflation Protected Plus Portfolio

Annual Report
December 31, 2011

Calvert
INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description
Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP INFLATION PROTECTED PLUS PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the 12-month period ended December 31, 2011, Calvert VP Inflation Protected Plus Portfolio returned 10.41% compared with 13.56% for the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPs) Index.

The primary cause of the underperformance was exposure to floating-rate notes and corporate fixed income securities, which underperformed TIPs during the period and were not held by the Index. However, the Portfolio outperformed the Lipper VA General U.S. Government Funds Average, which returned 10.05% for the year.

Investment Climate

Fixed income markets performed well in 2011, as interest rates declined substantially. The Federal Reserve (Fed) continued to be supportive, initiating “Operation Twist”to decrease long-term interest rates and flatten the shape of the yield curve. The market also experienced a flight to quality during the second half of the year, after Standard & Poor’s downgraded U.S. government debt rating and evidence mounted of a looming financial crisis in Europe.

The combination of these events drove interest rates to multi-year lows, with the 10-year Treasury note’s yield declining from 3.29% to 1.88% during the year. Interest rates at the front end of the yield curve also remained extremely low, as the two-year Treasury note closed the year with a yield of 0.24%.

Inflation increased in 2011 as the economy recovered modestly. The rate of inflation,

Average Annual total return
(period ended 12.31.11)

One Year	10.41%
Five Year	6.46%
Since inception (12.28.06)	6.48%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.82%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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as measured by the Consumer Price Index for Urban Consumers, was 3.0%, versus a rate of 1.5% in 2010. Core inflation, which excludes food and energy, advanced at a rate of 2.2% in 2011, up from 0.8% in 2010.

The difference between the yields on a 10-year Treasury note and a 10-year TIPs bond was 1.98% at year end. At the end of 2010, the difference was 2.32%. The tightening of this spread implies that investors’ expectations of future inflation decreased during 2011.

% of total Investments
Investment allocation	(at 12.31.11)

Long Term	31%
Intermediate Term	36%
Short Term	33%

Total	100%

Portfolio Strategy

The Portfolio primarily invests in TIPs and floating-rate securities, although it also invests in fixed-rate corporate and agency bonds. Throughout 2011, the portfolio maintained an intermediate duration, slightly shorter than the Index, due to the combination of longer-dated TIPs, floating-rate notes, and intermediate corporate and agency bonds. Duration is a measure of a portfolio’s sensitivity to changes in interest rates. The longer the duration, the greater the change in price relative to interest rate movements.

TIPs are intended to protect against changing inflation expectations, while we expect the floating-rate securities to provide greater income during times of inflation. The Portfolio may also selectively invest in fixed-rate securities that have the potential to increase portfolio returns in stable markets.

Outlook

The outlook for inflation-protected securities depends heavily on the rate of future inflation. While the rate of inflation increased in 2011, the inflation picture overall appears benign due to material slack in the labor market, a possible slowdown in Europe, continued sluggishness in the housing market, and the lack of pricing power for most of corporate America.

That said, central banks in both the U.S. and Europe continue to monetize their debts, which may lead to higher inflation in the longer term. If economic growth accelerates in the U.S. and abroad, inflation in the intermediate to long term may become more of a concern to the marketplace as well, and will impact the performance of inflation-protected securities.

January 2012

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Actual	$1,000.00	$1,061.90	$4.00

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.32	$3.92

* Expenses are equal to the Fund’s annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Inflation Protected Plus Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Inflation Protected Plus Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the year ended December 31, 2007 were audited by other auditors whose report thereon, dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Inflation Protected Plus Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 27, 2012

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STATEMENT OF NET ASSETS
DECEMBER 31, 2011

	PRINCIPAL
U.S. TREASURY(i) - 52.8%	AMOUNT	VALUE
United States Treasury Bonds:
2.375%, 1/15/25	$1,201,270	$1,526,927
2.00%, 1/15/26	1,483,131	1,822,165
2.375%, 1/15/27	1,347,408	1,739,841
1.75%, 1/15/28	1,134,903	1,364,189
3.625%, 4/15/28	1,400,000	2,081,187
2.50%, 1/15/29	1,402,698	1,870,848
3.875%, 4/15/29	1,377,400	2,145,731
3.375%, 4/15/32	1,275,700	1,964,777
2.125%, 2/15/40	1,728,606	2,317,684
2.125%, 2/15/41	1,344,200	1,814,250
United States Treasury Notes:
0.125%, 4/15/16	512,925	534,804
2.50%, 7/15/16	1,121,240	1,296,959
2.375%, 1/15/17	1,122,840	1,303,547
2.625%, 7/15/17	1,092,540	1,300,805
1.625%, 1/15/18	1,080,860	1,230,998
1.375%, 7/15/18	1,050,070	1,189,040
2.125%, 1/15/19	1,054,660	1,253,562
1.875%, 7/15/19	1,272,600	1,499,282
1.375%, 1/15/20	1,675,392	1,907,591
1.25%, 7/15/20	1,038,290	1,174,566
1.125%, 1/15/21	1,035,120	1,154,159
0.625%, 7/15/21	401,868	429,748

Total U.S. Treasury (Cost $28,652,342)		32,922,660

CORPORATE BONDS - 44.9%
Alcoa, Inc., 6.15%, 8/15/20	300,000	310,623
Ally Financial, Inc., 0.559%, 12/19/12 (r)	1,000,000	1,001,889
American Express Centurion Bank, 0.426%, 6/12/12 (r)	250,000	248,954
American Express Credit Corp.:
0.414%, 2/24/12 (r)	200,000	199,825
1.424%, 6/24/14 (r)	1,000,000	979,360
Amgen, Inc., 4.10%, 6/15/21	300,000	307,453
Anheuser-Busch InBev Worldwide, Inc., 1.304%, 3/26/13 (r)	500,000	503,065
Bank of America Corp.:
0.728%, 4/30/12 (r)	500,000	501,304
7.375%, 5/15/14	100,000	103,523
3.75%, 7/12/16	300,000	278,069
Bank of New York Mellon Corp., 0.709%, 1/31/14 (r)	100,000	99,036
Baxter International, Inc., 4.00%, 3/1/14	100,000	106,473
BB&T Corp., 1.125%, 4/28/14 (r)	500,000	490,141
BlackRock, Inc., 3.50%, 12/10/14	100,000	106,713

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	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Bottling Group LLC, 6.95%, 3/15/14	$100,000	$112,433
BP Capital Markets plc:
3.625%, 5/8/14	100,000	104,981
4.50%, 10/1/20	100,000	110,042
CA, Inc., 5.375%, 12/1/19	100,000	108,500
CCO Holdings LLC / CCO Holdings Capital Corp., 7.25%, 10/30/17	200,000	211,000
Cigna Corp., 4.00%, 2/15/22	100,000	99,062
Citigroup, Inc.:
2.453%, 8/13/13 (r)	591,000	577,019
0.81%, 6/9/16 (r)	500,000	397,519
Corrections Corporation of America, 6.75%, 1/31/14	250,000	250,313
Danaher Corp., 0.817%, 6/21/13 (r)	200,000	200,524
Del Monte Corp., 7.625%, 2/15/19	100,000	96,250
Eaton Corp., 0.885%, 6/16/14 (r)	500,000	500,216
Eli Lilly & Co., 4.20%, 3/6/14	100,000	107,270
Enbridge Energy Partners LP, 5.20%, 3/15/20	100,000	110,929
Energizer Holdings, Inc., 4.70%, 5/19/21 (e)	200,000	211,253
Ford Motor Credit Co. LLC:
3.148%, 1/13/12 (r)	750,000	749,250
8.125%, 1/15/20	400,000	471,000
GATX Corp., 4.85%, 6/1/21	200,000	202,487
General Dynamics Corp., 3.875%, 7/15/21	500,000	539,269
General Electric Capital Corp.:
0.388%, 5/8/12 (r)	500,000	500,535
0.567%, 9/21/12 (r)	500,000	500,526
0.41%, 3/20/13 (r)	600,000	594,720
General Mills, Inc., 5.65%, 2/15/19	100,000	118,794
Goldman Sachs Group, Inc., 1.02%, 3/22/16 (r)	900,000	771,517
Hanesbrands, Inc., 4.146%, 12/15/14 (r)	299,000	298,253
Harley-Davidson Financial Services, Inc., 3.875%, 3/15/16 (e)	600,000	620,212
Hewlett-Packard Co., 4.75%, 6/2/14	100,000	105,919
Hospira, Inc., 6.40%, 5/15/15	100,000	108,576
Host Hotels & Resorts LP, 6.875%, 11/1/14	500,000	508,750
Jabil Circuit, Inc., 5.625%, 12/15/20	250,000	254,375
JPMorgan Chase & Co., 3.15%, 7/5/16	300,000	301,464
JPMorgan Chase Bank, 0.872%, 6/13/16 (r)	1,250,000	1,118,407
Kinder Morgan Energy Partners LP, 3.50%, 3/1/16	100,000	103,789
L-3 Communications Corp., 5.20%, 10/15/19	200,000	203,251
Lloyds TSB Bank plc, 2.766%, 1/24/14 (r)	250,000	235,848
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., 6.25%, 6/15/22	250,000	261,250
McCormick & Company, Inc., 3.90%, 7/15/21	500,000	531,737
MDC Holdings, Inc., 5.625%, 2/1/20	700,000	636,357
Metropolitan Life Global Funding I, 1.141%, 1/10/14 (e)(r)	250,000	247,490
Morgan Stanley:
0.913%, 6/20/12 (r)	500,000	501,604
0.691%, 1/9/14 (r)	500,000	449,524
Mueller Water Products, Inc., 8.75%, 9/1/20	371,000	404,390
National Australia Bank Ltd., 1.111%, 4/11/14 (e)(r)	500,000	499,645
Northern Trust Corp., 3.45%, 11/4/20	100,000	102,570
Nova Chemicals Corp., 3.784%, 11/15/13 (r)	500,000	495,000
Novartis Capital Corp., 4.125%, 2/10/14	100,000	106,743
PNC Funding Corp., 0.628%, 1/31/14 (r)	500,000	491,177

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	PRINCIPAL
CORPORATE BONDS - cont’d	AMOUNT	VALUE
Potash Corp. of Saskatchewan, Inc., 5.25%, 5/15/14	$100,000	$109,665
Procter & Gamble Co., 3.50%, 2/15/15	100,000	107,756
Qwest Corp., 3.796%, 6/15/13 (r)	1,000,000	1,009,079
Rio Tinto Finance USA Ltd., 3.75%, 9/20/21	500,000	523,347
Sempra Energy, 1.306%, 3/15/14 (r)	550,000	545,244
Shell International Finance BV, 4.00%, 3/21/14	100,000	107,085
Teck Resources Ltd., 4.75%, 1/15/22	100,000	107,217
Time Warner Cable, Inc., 5.00%, 2/1/20	200,000	219,099
Toronto-Dominion Bank, 0.701%, 7/14/14 (r)	500,000	497,634
Unilever Capital Corp., 4.80%, 2/15/19	100,000	116,137
VF Corp., 1.245%, 8/23/13 (r)	500,000	500,841
Vulcan Materials Co., 7.50%, 6/15/21	600,000	649,500
WellPoint, Inc., 3.70%, 8/15/21	200,000	203,654
Wells Fargo & Co., 0.625%, 10/28/15 (r)	500,000	471,218
Westpac Banking Corp., 1.309%, 3/31/14 (e)(r)	200,000	199,999
Williams Partners LP, 3.80%, 2/15/15	200,000	209,857
Xerox Corp., 1.281%, 5/16/14 (r)	1,000,000	984,572

Total Corporate Bonds (Cost $28,007,933)		28,030,072

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 1.3%
Freddie Mac, 3.75%, 3/27/19	700,000	799,480

Total U.S. Government Agencies And Instrumentalities (Cost $783,085)		799,480

tIme dePosIt - 1.3%
State Street Time Deposit, 0.113%, 1/3/12	842,374	842,374

Total Time Deposit (Cost $842,374)		842,374

TOTAL INVESTMENTS (Cost $58,285,734) - 100.3%		62,594,586
Other assets and liabilities, net - (0.3%)		(203,231)
Net assets - 100%		$62,391,355

Net assets consist of:
Paid-in capital applicable to 1,056,896 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$57,865,885
Undistributed net investment income		118,326
Accumulated net realized gain (loss) on investments		98,292
Net unrealized appreciation (depreciation) on investments		4,308,852

Net assets		$62,391,355

Net asset value Per share		$59.03

See notes to financial statements.

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(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(i)	Inflation protected securities.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Company Limited

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment Income:
Interest income	$880,602
Inflation principal income	626,171
Total investment income	1,506,773

Expenses:
Investment advisory fee	234,582
Transfer agency fees and expenses	1,674
Accounting fees	7,671
Directors’ fees and expenses	7,649
Administrative fees	46,916
Custodian fees	18,887
Reports to shareholders	29,151
Professional fees	23,589
Miscellaneous	1,795
Total expenses	371,914
Reimbursement from Advisor	(12,568)
Fees paid indirectly	(130)
Net expenses	359,216

Net Investment Income	1,147,557

Realized and unrealized gain (loss) on investments
Net realized gain (loss)	203,976
Change in unrealized appreciation (depreciation)	3,419,149

Net realized and unrealized gain
(loss) on Investments	3,623,125

Increase (decrease) in net assets
resulting from operations	$4,770,682

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (decrease) In net assets	2011	2010
Operations:
Net investment income	$1,147,557	$641,788
Net realized gain (loss)	203,976	994,587
Change in unrealized appreciation (depreciation)	3,419,149	385,586

Increase (decrease) in net assets
resultIng from oPeratIons	4,770,682	2,021,961

Distributions to shareholders from:
Net investment income	(1,100,857)	(590,360)
Net realized gain	(462,627)	(356,945)
Total distributions	(1,563,484)	(947,305)

Capital share transactions:
Shares sold	40,194,557	12,850,348
Reinvestment of distributions	1,563,483	947,309
Shares redeemed	(12,347,327)	(20,624,230)
Total capital share transactions	29,410,713	(6,826,573)

Total increase (decrease) In net assets	32,617,911	(5,751,917)

Net assets
Beginning of year	29,773,444	35,525,361
End of year (including undistributed net investment
income of $118,326 and $71,626, respectively)	$62,391,355	$29,773,444

Capital share activity
Shares sold	701,412	231,118
Shares reinvested	26,504	17,363
Shares redeemed	(213,936)	(372,237)
Total capital share activity	513,980	(123,756)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Inflation Protected Plus Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc., (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, no securities were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

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When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
Investments In securities*	level 1	level 2	level 3	total
U.S. government obligations	—	$33,722,140	—	$$33,722,140
Corporate debt	—	28,030,072	—	28,030,072
Other debt obligations	—	842,374	—	842,374
TOTAL	—	$62,594,586	—	$$62,594,586

*For a complete listing of investments, please refer to the Statement of Net Assets.

Treasury Inflation-Protected Securities: The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”), in which the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to inflation principal income in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Portfolio’s distributions.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

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Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and ASU No. 2011-04 requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affili-ates. For its services, the Advisor receives an annual fee, payable monthly, of .50% of the Portfolio’s average daily net assets. Under the terms of the agreement, $26,173 was payable at year end. In addition, $6,383 was payable at year end for operating expenses paid by the Advisor during December 2011.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2012. The contractual expense cap is .77% (.75% prior to May 1, 2011). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .10% based on the Portfolio’s average daily net assets. Under the terms of the agreement, $5,235 was payable at year end.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $64 for the year ended December 31, 2011. Under the terms of the agreement, $5 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

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Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. Government securities, were $41,485,663 and $12,673,066, respectively. U.S. Government security purchases and sales were $4,747,203 and $4,758,346, respectively.

The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$1,376,461	$772,255
Long term capital gain	187,023	175,050
Total	$1,563,484	$947,305

As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$4,769,152
Unrealized (depreciation)	(467,279)
Net unrealized appreciation/(depreciation)	$4,301,873

Undistributed ordinary income	$211,622
Undistributed long term capital gain	$11,975
Federal income tax cost of investments	$58,292,713

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and treasury inflation protected securities.

NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2011.

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For the year ended December 31, 2011, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$3,383	1.43%	$351,050	October 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2011, the Portfolio considers $187,023 of the long term capital gain distributions paid during the year as capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
	2011 (z)	2010	2009
Net asset value, beginning	$54.84	$53.29	$49.69
Income from investment operations:
Net investment income	1.42	1.23	.22
Net realized and unrealized gain (loss)	4.29	2.13	3.57
Total from investment operations	5.71	3.36	3.79
Distributions from:
Net investment income	(1.07)	(1.13)	(.19)
Net realized gains	(.45)	(.68)	—
Total distributions	(1.52)	(1.81)	(.19)
Total increase (decrease) in net asset value	4.19	1.55	3.60
Net asset value, ending	$59.03	$54.84	$53.29

Total return*	10.41%	6.33%	7.62%
Ratios to average net assets: A
Net investment income	2.45%	1.96%	.57%
Total expenses	.79%	.82%	.81%
Expenses before offsets	.77%	.75%	.75%
Net expenses	.77%	.75%	.75%
Portfolio turnover	38%	96%	123%
Net assets, ending (in thousands)	$62,391	$29,773	$35,525

		Years ended
		December 31,	December 31,
		2008 (z)	2007
Net asset value, beginning		$53.00	$50.09
Income from investment operations:
Net investment income		1.35	2.64
Net realized and unrealized gain (loss)		(2.47)	2.59
Total from investment operations		(1.12)	5.23
Distributions from:
Net investment income		(1.37)	(2.32)
Return of capital		(.82)	—
Total distributions		(2.19)	(2.32)
Total increase (decrease) in net asset value		(3.31)	2.91
Net asset value, ending		$49.69	$53.00

Total return*		(2.33%)	10.80%
Ratios to average net assets: A
Net investment income (loss)		2.59%	5.19%
Total expenses		1.25%	5.27%
Expenses before offsets		.75%	.75%
Net expenses		.75%	.75%
Portfolio turnover		56%	8%
Net assets, ending (in thousands)		$17,492	$1,157

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
(z)	Per share figures are calculated using Average Shares Method.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 8, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affili-ates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the

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performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the performance of the Portfolio was above the median of its peer group for the one-year period ended June 30, 2011 and below the median of its peer group for the three-year period ended June 30, 2011. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2011 and underperformed its Lipper index for the three-year period ended June 30, 2011. The Board took into account the Portfolio’s more recent performance. The Board also took into account management’s discussion of the Portfolio’s performance, including the differences in the investment strategies used by the funds in the Portfolio’s peer group that also affect relative performance, and measures the Subadvisor was implementing to enhance the Portfolio’s relative performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was at the median of its peer group and that total expenses (net of expense reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from

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their relationship with the Portfolio was reasonable.

The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one- and three-year periods ended June 30, 2011 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subad-visory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvisor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affili-ates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI).

You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Calvert VP Natural Resources Portfolio

Annual Report
December 31, 2011

Calvert INVESTMENTS
A UNIFI Company

INFORMATION REGARDING CALVERT OPERATING COMPANY NAME CHANGES

Effective on April 30, 2011, the following Calvert operating companies changed their names as indicated:

Old Name	New Name	Company Description
Calvert Group, Ltd.	Calvert Investments, Inc.	Corporate parent of each operating company listed below

Calvert Asset Management Company, Inc.	Calvert Investment Management, Inc.	Investment advisor to the Calvert Funds

Calvert Distributors, Inc.	Calvert Investment Distributors, Inc.	Principal underwriter and distributor for the Calvert Funds

Calvert Administrative Services Company	Calvert Investment Administrative Services, Inc.	Administrative services provider for the Calvert Funds

Calvert Shareholder Services, Inc.	Calvert Investment Services, Inc.	Shareholder servicing provider for the Calvert Funds

CALVERT VP NATURAL RESOURCES PORTFOLIO
Portfolio within Calvert Variable Products, Inc.
Managed by Summit Investment Advisors, Inc., Subadvisor

Performance

For the year ended December 31, 2011, Calvert VP Natural Resources Portfolio returned -10.13% compared with 2.11% for the Standard & Poor’s (S&P) 500 Index. The Portfolio’s concentrated holdings in the commodity and natural resource sectors caused the underperformance as the Index has a more diversified allocation of holdings across industry sectors. The Portfolio modestly underperformed a custom benchmark of 50% S&P North America Natural Resources Index and 50% DJ-UBS Commodity Total Return Index, which returned -9.94% for the period.

Investment Climate

Investor sentiment was generally negative for commodities and natural resources during 2011. A fear of worldwide recession, led by a slowdown in Europe and China, caused many commodity prices to decline during the year. Stocks of materials companies in particular suffered significant declines. The price of natural gas also fell during the year, although crude oil prices improved slightly. While gold rallied from a flight to quality, gold stocks did not follow suit.

Energy generating companies were one of the few bright spots, primarily because of their stable dividend yield. The improved domestic economic environment helped cushion price decreases. But global economic concerns, coupled with a stronger dollar in the latter part of the year, continued to pressure the commodity and natural resource sector.

Average annual total return
(period ended 12.31.11)

One Year	-10.13%
Five Year	0.17%
Since inception (12.28.06)	0.17%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions.The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.42%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

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Portfolio Strategy

As a “fund-of-funds,” the Portfolio invests in exchange-traded funds (ETFs) and notes (ETNs) that track various commodity, natural resource, raw materials, and utility indices. It is constructed to maintain broad exposures to a wide variety of commodities and natural resources.

During 2011, the Portfolio’s holdings remained fairly stable. The only changes were an increase in its exposure to the energy sector, and slight decreases in its exposure to forestry, materials, and utilities. The Portfolio’s largest holdings were in the energy (40%) and materials (24%) sectors. It also had exposure to metals (11%), grains (8%), and forest products (4%), as well as water, utilities, real estate, and soft goods.

% of Total
Economic Sectors	Investments

Materials Stocks	24.2%
Energy Stocks	21.2%
Forestry Stocks	4.0%
Water Stocks	4.0%
Utilities Stocks	4.0%
Real Estate Stocks	1.0%
Energy Commodities	18.7%
Grain Commodities	8.2%
Industrial Metals Commodities	5.7%
Precious Metals Commodities	5.2%
Soft Commodities	2.5%
Livestock Commodities	1.3%
Total	100%

Outlook

Europe appears to be headed for a recession, while the U.S. appears to be recovering. Asia continues to grow, albeit at a slower pace. Current monetary policy in the U.S., Europe, and possibly China should be supportive of pricing. However, prolonged strength in the U.S. dollar would temper price gains. Since commodity and natural resource prices will likely follow the growth of the global economy in 2012, the outlook is mixed.

January 2012

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	7/1/11	12/31/11	7/1/11 - 12/31/11

Actual	$1,000.00	$877.00	$3.64

Hypothetical (5% return per year before expenses)	$1,000.00	$1,021.32	$3.92

* Expenses are equal to the Fund’s annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Portfolio invests are not included in the annualized expense ratios.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Natural Resources Portfolio:

We have audited the accompanying statement of net assets of the Calvert VP Natural Resources Portfolio (the Portfolio), a series of Calvert Variable Products, Inc., as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of the Portfolio for the year ended December 31, 2007 were audited by other auditors whose report thereon, dated February 22, 2008, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert VP Natural Resources Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

February 27, 2012

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STATEMENT OF NET ASSETS
DECEMBER 31, 2011

Investment companies - 98.6%	SHARES	VALUE
Guggenheim Timber Index ETF	118,000	$1,951,720
iPath Dow Jones-UBS Commodity Index Total Return ETN*	230,000	9,715,200
iShares Dow Jones US Utilities Sector Index ETF	11,000	971,520
iShares S&P Global Materials Sector Index ETF	68,000	3,889,600
iShares S&P North American Natural Resources Sector Index ETF	269,000	10,222,000
Market Vectors Gold Miners ETF	19,000	977,170
PowerShares DB Commodity Index Tracking Fund*	380,000	10,199,200
PowerShares Water Resources Portfolio ETF	115,000	1,937,750
Vanguard Materials ETF	106,000	7,751,780
Vanguard REIT ETF	8,000	464,000

Total Investment Companies (Cost $47,795,624)		48,079,940

	PRINCIPAL
TIME DEPOSIT - 1.5%	AMOUNT
State Street Time Deposit, 0.113%, 1/3/12	$712,133	712,133

Total Time Deposit (Cost $712,133)		712,133

TOTAL INVESTMENTS (Cost $48,507,757) - 100.1%		48,792,073
Other assets and liabilities, net - (0.1%)		(46,013)
net assets - 100%		$48,746,060

Net assets consist of:
Paid-in capital applicable to 978,009 shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized		$50,198,678
Undistributed net investment income		85,016
Accumulated net realized gain (loss) on investments		(1,821,950)
Net unrealized appreciation (depreciation) on investments		284,316

Net assets		$48,746,060

Net asset value Per share		$49.84

* Non-income producing security.

Abbreviations:
ETF: Exchange-traded fund
ETN: Exchange-traded note
REIT: Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

Net Investment Income
Investment Income:
Dividend income	$496,178
Interest income	492
Total investment income	496,670

Expenses:
Investment advisory fee	259,588
Transfer agency fees and expenses	1,728
Accounting fees	7,738
Directors’ fees and expenses	7,611
Administrative fees	47,198
Custodian fees	17,032
Reports to shareholders	30,822
Professional fees	22,898
Miscellaneous	2,230
Total expenses	396,845
Reimbursement from Advisor	(36,128)
Fees paid indirectly	(260)
Net expenses	360,457

Net Investment Income	136,213

Realized and unrealized gain (loss) on investments
Net realized gain (loss)	2,318,207
Changes in unrealized appreciation (depreciation)	(7,866,105)

Net realized and unrealized gain
(loss) on Investments	(5,547,898)

Increase (decrease) in net assets
resulting from operations	($5,411,685)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year ended	Year ended
	December 31,	December 31,
Increase (decrease) In net assets	2011	2010
Operations:
Net investment income	$136,213	$267,823
Net realized gain (loss)	2,318,207	347,297
Change in unrealized appreciation (depreciation)	(7,866,105)	6,947,741

Increase (decrease) In net assets
resultIng from operations	(5,411,685)	7,562,861

Distributions to shareholders from:
Net investment income	(159,240)	(125,966)

Capital share transactions:
Shares sold	18,553,487	22,767,385
Reinvestment of distributions	159,240	125,969
Shares redeemed	(6,764,050)	(5,330,921)
Total capital share transactions	11,948,677	17,562,433

Total Increase (decrease) In net assets	6,377,752	24,999,328

Net assets
Beginning of year	42,368,308	17,368,980
End of year (including undistributed net investment
income of $85,016 and $141,857, respectively)	$48,746,060	$42,368,308

Capital share activity
Shares sold	335,955	506,255
Reinvestment of distributions	3,200	2,279
Shares redeemed	(122,655)	(111,839)
Total capital share activity	216,500	396,695

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Natural Resources Portfolio (the “Portfolio”), a series of Calvert Variable Products, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of nine separate portfolios. The operations of each series of the Fund are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts. The Portfolio invests primarily in exchange traded funds and exchange traded notes (the “Underlying Funds”) representing different natural resources exposures.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At December 31, 2011, no securities were fair valued in good faith under the direction of the Board of Directors.

The Portfolio utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows.

Exchange traded funds and notes are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

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Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2011:

	VALUATION INPUTS
Investments In securItIes*	level 1	level 2	level 3	total
Exchange traded funds & notes	$48,079,940	—	—	$48,079,940
Other debt obligations	—	$712,133	—	712,133
TOTAL	$48,079,940	$712,133	—	$48,792,073

*For a complete listing of investments, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities is accrued as earned. Expenses included in the accompanying financial statements reflect the expenses of the Portfolio and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulation.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank. These credits are used to reduce the Portfolio’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Portfolio’s financial statements and related disclosures.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) (formerly known as Calvert Asset Management Company, Inc.) is wholly-owned by Calvert Investments, Inc. (“Calvert”) (formerly known as Calvert Group, Ltd.), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .55%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $22,707 was payable at year end. In addition, $2,437 was payable at year end for operating expenses paid by the Advisor during December 2011.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2012. The contractual expense cap is .77% (.75% prior to May 1, 2011). For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”) (formerly known as Calvert Administrative Services Company), an affiliate of the Advisor, provides administrative services to the Portfolio. For its services, CIAS receives an annual fee, payable monthly, of .10% based on the Portfolio’s average daily net assets. Under the terms of the agreement, $4,128 was payable at year end.

Calvert Investment Services, Inc. (“CIS”) (formerly known as Calvert Shareholder Services, Inc.), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $80 for the year ended December 31, 2011. Under the terms of the agreement, $7 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $30,000. Committee chairs receive an additional $5,000 annual retainer. Director’s fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities were $25,041,979 and $13,349,005, respectively.

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The tax character of dividends and distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

Distributions paid from:	2011	2010
Ordinary income	$159,240	$125,966
Total	$159,240	$125,966

As of December 31, 2011, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$276,288
Unrealized (depreciation)	(2,948,938)
Net unrealized appreciation/(depreciation)	($2,672,650)

Undistributed ordinary income	$478,678
Undistributed long term capital gain	$741,354

Federal income tax cost of investments	$51,464,723

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and partnerships.

Reclassifications, as shown in the table below, have been made to the Portfolio’s components of net assets to reflect income and gains available for distributions (or available capital loss carryforwards, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Portfolio are due to partnerships.

Undistributed net investment income	($33,814)
Accumulated net realized gain (loss)	33,814

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NOTE D — LINE OF CREDIT

A financing agreement is in place with all Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at December 31, 2011. For the year ended December 31, 2011, borrowing information by the Portfolio under the Agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$991	1.51%	$215,823	February 2011

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of December 31, 2011, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 2011, the Portfolio considers 100% of the ordinary dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

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FINANCIAL HIGHLIGHTS

	Years ended
	December 31,	December 31,	December 31,
	2011	2010 (z)	2009 (z)
Net asset value, beginning	$55.64	$47.61	$36.42
Income from investment operations:
Net investment income	.10	.47	.08
Net realized and unrealized gain (loss)	(5.74)	7.73	11.22
Total from investment operations	(5.64)	8.20	11.30
Distributions from:
Net investment income	(.16)	(.17)	(.11)
Total distributions	(.16)	(.17)	(.11)
Total increase (decrease) in net asset value	(5.80)	8.03	11.19
Net asset value, ending	$49.84	$55.64	$47.61

Total return*	(10.13%)	17.22%	31.04%
Ratios to average net assets: A,B
Net investment income	.29%	.98%	.20%
Total expenses	.84%	.87%	.90%
Expenses before offsets	.76%	.75%	.75%
Net expenses	.76%	.75%	.75%
Portfolio turnover	28%	30%	35%
Net assets, ending (in thousands)	$48,746	$42,368	$17,369

		Years ended
		December 31,	December 31,
		2008	2007
Net asset value, beginning		$60.90	$49.98
Income from investment operations:
Net investment income		.10	.10
Net realized and unrealized gain (loss)		(24.46)	10.82
Total from investment operations		(24.36)	10.92
Distributions from:
Net investment income		(.12)	—
Total distributions		(.12)	—
Total increase (decrease) in net asset value		(24.48)	10.92
Net asset value, ending		$36.42	$60.90

Total return*		(40.03%)	21.85%
Ratios to average net assets: A,B
Net investment income		.40%	.23%
Total expenses		1.38%	6.33%
Expenses before offsets		.75%	.75%
Net expenses		.75%	.75%
Portfolio turnover		101%	28%
Net assets, ending (in thousands)		$7,674	$1,255

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.
B	Amounts do not include the activity of the Underlying Funds.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 8, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between the Portfolio and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affili-ates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s management through Board of Directors’ meetings, discussions and other reports. The Board considered the Advisor’s current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board discussed the Advisor’s effectiveness in monitoring the

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performance of the Subadvisor and its timeliness in responding to performance issues. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.

In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer universe for the one- and three-year periods ended June 30, 2011. The data also indicated that the Portfolio underperformed its Lipper index for the one- and three-year periods ended June 30, 2011. The Board took into account management’s discussion of the limitations on the passive and active benchmarks against which the Portfolio’s performance was measured as well as the Portfolio’s recent performance. Based upon its review, the Board concluded that the Portfolio’s performance was satisfactory.

In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Portfolio’s advisory fee (after taking into account expense reimbursements) was below the median of its peer universe and that total expenses (net of expense reimbursements) were also below the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio. The Board noted that the Advisor paid the Subadvisor’s subadvisory fee under the Investment Subadvisory Agreement with respect to the Portfolio. The Board also took into account management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the current size of the Portfolio. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profit-ability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Portfolio. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. In addition, the Board took into account that affiliates of the Advisor may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor, an affiliate of the Advisor, and that the Advisor had reimbursed expenses of the Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.

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The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. Although the Portfolio’s advisory fee did not contain breakpoints that would reduce the advisory fee rate on assets above specified asset levels, the Board noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also noted that given the Portfolio’s current level of assets, the Portfolio would be unlikely to recognize economies of scale by implementing a breakpoint in the advisory fee at this time.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Portfolio’s performance during the one- and three-year periods ended June 30, 2011 as compared to the Portfolio’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the Advisor and Subadvisor were affiliated and the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor’s subadvisory fee, the cost of services to be provided by the Subadvi-sor and the level of profitability to the Subadvisor from its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

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CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Sub-advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objective and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the performance of the Portfolio is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) the Portfolio’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Director and Officer Information Table

(Not Applicable to Officers)

Position

Position

# of Calvert

Name &

with

Start

Principal Occupation

Portfolios

Other

Age

Fund

Date

During Last 5 Years

Overseen

Directorships

Independent Directors

FRANK H. BLATZ, JR., Esq. AGE: 76	Director	1982 CVS 2008 CVP	Of counsel to firm of Schiller & Pittenger, P.C. Mr. Blatz was an attorney in private practice in Fanwood, NJ from 1999 to 2004.	16	None
ALICE GRESHAM BULLOCK AGE: 61	Director	1999 CVS 2008 CVP	Professor at Howard University School of Law. She is former Dean of Howard University School of Law and Deputy Director of the Association of American Law Schools.	18	None

M. CHARITO KRUVANT

AGE: 66	Director	1999 CVS 2008 CVP	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	28	• Acacia Federal Savings Bank • Summit Foundation • WETA Public Broadcasting
CYNTHIA MILLIGAN AGE: 65	Director	1999 CVS 2008 CVP	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. She is former President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	18	• Wells Fargo Company- NYSE • Gallup, Inc. • W.K. Kellogg Foundation • Raven Industries - NASDAQ • Colonial Williamsburg Foundation • Prison Fellowship Ministries Foundation

ARTHUR J. PUGH

AGE: 74	Director	1982 CVS 2008 CVP	Retired executive.	16	None
Interested Directors
BARBARA J. KRUMSIEK* AGE: 59

	Director & Chair-person	1997 CVS 2008 CVP	President, Chief Executive Officer and Chair of Calvert Investments, Inc.	43	• Calvert Social Investment Foundation • Pepco Holdings, Inc. • Acacia Life Insurance Company (Chair) • Griffin Realty Corp.
WILLIAM LESTER* AGE: 54	Director & President	2004 CVS 2008 CVP	Executive Vice President Finance/Investments and Corporate Treasurer of UNIFI Companies (since May 2009). Mr. Lester also serves as President and Chair of Summit Investment Advisors, Inc.	16	• Acacia Federal Savings Bank • Summit Investment Advisors, Inc. • Ameritas Investment Corp.
Officers
MICHAEL T. ABRAMO AGE: 38	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.

KAREN BECKER

AGE: 59	Chief Compliance Officer	2005 CVS 2008 CVP	Chief Compliance Officer for the Calvert Funds and Head of the Securities Operations Department for Calvert Investment Management, Inc.
SUSAN walker Bender, E sq. AGE: 53	Assistant Vice President & Assistant Secretary	1988 CVS 2008 CVP	Assistant Vice President and Associate General Counsel of Calvert Investments, Inc.
THOMAS A. DAILEY AGE: 47	Vice President	2004 CVS 2008 CVP	Vice President of Calvert Investment Management, Inc. and lead portfolio manager for taxable and tax-exempt money market funds and municipal funds.
MATTHEW DUCH AGE: 36	Vice President	2011	Vice President of Calvert Investment Management, Inc. (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 43	Assistant Vice President & Assistant Secretary	1996 CVS 2008 CVP

Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Investments, Inc., and Chief Compliance Officer for Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc.

PATRICK FAUL AGE: 47	Vice President	2010

Vice President of Calvert Investment Management, Inc. since 2008 and Head of Credit Research since 2009. Prior to 2009, Mr. Faul was Co-Head of Credit Research (2008) and a Senior Securities Analyst (prior to 2008).

TRACI L. GOLDT AGE: 38	Assistant Secretary	2004 CVS 2008 CVP	Electronic Filing Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
HUI PING HO, CPA Age: 47	Assistant Treasurer	2000 CVS 2008 CVP	Tax Compliance Manager of Calvert Investments, Inc.
LANCELOT A. KING, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2002 CVS 2008 CVP	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
edith lillie aGE: 55	Assistant Secretary	2007 CVS 2008 CVP	Assistant Secretary and Regulatory Matters Manager of Calvert Investments, Inc.
AUGUSTO DIVO MACEDO, Esq. AGE: 49	Assistant Vice President & Assistant Secretary	2007 CVS 2008 CVP	Assistant Vice President, Assistant Secretary, and Assistant General Counsel Compliance of Calvert Investments, Inc.
JANE B. MAXWELL Esq. AGE: 59	Assistant Vice President & Assistant Secretary	2005 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Investments, Inc.
JAMES R. McGLYNN, CFA AGE: 52	Vice President	2009 CVS 2009 CVP	Senior Vice President of Calvert Investment Management, Inc. Prior to joining Calvert in December 2008, Mr. McGlynn was the large cap value manager of Summit Investment Advisors, Inc.
ANDREW K. NIEBLER, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2006 CVS 2008 CVP	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Investments, Inc.
CATHERINE P. ROY AGE: 56	Vice President	2004 CVS 2008 CVP	Senior Vice President of Calvert Investment Management, Inc. and Chief Investment Officer-Fixed Income.
William M. Tartikoff, Esq. AGE: 64	Vice President & Secretary	1990 CVS 2008 CVP	Senior Vice President, Secretary, and General Counsel of Calvert Investments, Inc.
NATALIE TRUNOW AGE: 44	Vice President	2008

Senior Vice President of Calvert Investment Management, Inc., and Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

Ronald M. Wolfsheimer, CPA AGE: 59	Treasurer	1982 CVS 2008 CVP	Executive Vice President and Chief Financial and Administrative Officer of Calvert Investments, Inc.
MICHAEL V. YUHAS JR., CPA AGE: 50	Fund Controller	1999 CVS 2008 CVP	Vice President of Fund Administration of Calvert Investment Administrative Services, Inc.

The address of Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund’s Advisor and its affiliates. Mr. Lester is an interested person of the Fund since he is an officer and director of the parent company of the Fund’s Advisor.

Additional information about the Fund’s Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI by contacting your broker, or the Fund at 1-800-368-2745.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

            The registrant's Board of Trustees/Directors has determined that M. Charito Kruvant, an “independent” Trustee/Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

            Services fees paid to auditing firm:

	Fiscal Year ended 12/31/10		Fiscal Year ended 12/31/11
	$	%*	$	% *

(a) Audit Fees	$218,405	0%	$166,320	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$38,968	0%	$25,380	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$257,373	0%	$191,700	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/10	%*	Fiscal Year ended 12/31/11	%*

$11,000	0%*	$42,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

            Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

            There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report. This determination was based on the change to the registrant’s internal control over financial reporting described in Item 11(b) below made in response to a material weakness comment from registrant’s independent public accounting firm in December 2011.

(b)        There was a change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.  This change provides for (1) the remodeling and testing of the models used for all fixed income securities that are being priced under fair value procedures by the Advisor; (2) conducting of back-testing that reasonably supports the assumptions used in fair valuing the securities; (3) modifying the internal compliance monitoring system to report the asset weighting of each fixed income security, providing the percentage of any security owned in an individual Fund and across the Fund complex; (4) implementing a manual control to monitor for and report to the internal pricing committee on any security where the primary and/or secondary pricing vendor has been overridden for more than a certain number of days, as specified in the Fund’s procedures; and (5) enhanced escalation procedures to address any fair valuation concerns.

Item 12.  Exhibits.

(a)(1)   A copy of the Registrant’s Code of Ethics.

             Attached hereto.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:       /s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date:  March 1, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/ Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: March 1, 2012

            __/s/ Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: March 1, 2012